As filed with the Securities and Exchange Commission on May 27, 2005


                                                 Securities Act File No. 33-6502
                                     Investment Company Act File No. 811-4708
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                           PRE-EFFECTIVE AMENDMENT NO.            [ ]

                         POST-EFFECTIVE AMENDMENT NO. 38          [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]


                                AMENDMENT NO. 35

                        (Check appropriate box or boxes)

                             SUNAMERICA INCOME FUNDS
               (Exact Name of Registrant as Specified in Charter)

                           Harborside Financial Center
                                  3200 Plaza 5
                              Jersey City, NJ 07311
               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850

                                  Thomas Lynch
                           Assistant General Counsel
                      AIG SunAmerica Asset Management Corp.
                           Harborside Financial Center
                                  3200 Plaza 5
                              Jersey City, NJ 07311
                    (Name and Address for Agent for Service)

                                    Copy to:
                             Margery K. Neale, Esq.
                               Shearman & Sterling
                              599 Lexington Avenue
                               New York, NY 10022

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

          [ ]  immediately upon filing pursuant to paragraph (b)

          [ ]  on (date) pursuant to paragraph (b)

          [X]  60 days after filing pursuant to paragraph (a)(1)

          [ ]  on (date) pursuant to paragraph (a)(1)

          [ ]  75 days after filing pursuant to paragraph (a)(2)

          [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

          [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         July   , 2004                                                PROSPECTUS



SUNAMERICA INCOME FUNDS

        SunAmerica Core Bond Fund
        SunAmerica U.S. Government Securities Fund
        SunAmerica GNMA Fund
        SunAmerica Strategic Bond Fund
        SunAmerica High Yield Bond Fund
        SunAmerica Tax Exempt Insured Fund

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                          Table of Contents
--------------------------------------------------------------------------------


                  FUND HIGHLIGHTS.........................  2
                  SHAREHOLDER ACCOUNT INFORMATION......... 14
                  MORE INFORMATION ABOUT THE FUNDS........ 26
                   Fund Investment Strategies............. 26
                   Glossary............................... 28
                     Investment Terminology............... 28
                     Risk Terminology..................... 29
                  FUND MANAGEMENT......................... 30
                  FINANCIAL HIGHLIGHTS.................... 32

         Fund Highlights

         Q&A

      When deemed appropriate by an Adviser, a portfolio may engage in active trading when it frequently trades its portfolio securities to achieve its investment goal.

      The strategy of "fixed income investing" in which each Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant -- particularly with respect to the issuers of high-yield, high-risk bonds -- the strength of the underlying issuer. Each Fund will utilize this strategy in seeking to achieve its investment goal as described in the chart.

      Duration is a measure of the volatility or sensitivity of a bond's market value to changes in interest rates. Generally, the higher the duration, the more sensitive a bond's market value will be to interest rate changes.

      U.S. Government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Certain U.S. Government securities are direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) or are issued or guaranteed by U.S. Government agencies and instrumentalities (such as Government National Mortgage Association ("GNMA") and Farmers Home Administration ("FMHA")) and supported by the "full faith and credit" of the United States Government. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury but involve federal sponsorship. For example, some U.S. Government securities are supported by the issuer's right to borrow from the U.S. Treasury (such as Federal Home Loan Mortgage Association ("FHLMC"); some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer (such as Federal National Mortgage Association ("FNMA"); and others are supported only by the credit of the issuing government agency or instrumentality.

      The Government National Mortgage Association (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. Government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues. Shares of the Fund itself are not guaranteed or insured by the U.S. government or any government entity.

      The Tax Exempt Insured Fund's policy of investing, under normal market conditions, at least 80% of its assets in municipal bonds, the income of which is exempt from federal income taxes, is a fundamental policy of the Fund, which may not be changed without the approval of the Fund's shareholders.

The following questions and answers are designed to give you an overview of SunAmerica Income Funds (the "Trust"), and to provide you with information about the Trust's separate funds (the "Funds") and their investment goals, principal strategies and principal investment techniques. The goals of the U.S. Government Securities Fund and the GNMA Fund may not be changed without shareholder approval. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart, under "More Information About the Funds," on pages 24 and 25, and the glossary that follows on pages 26 and 27.

Q: What are the Funds' investment goals, principal strategies and techniques?
A:

                                       Principal
                        Investment     Investment         Principal Investment
       Fund                Goal         Strategy               Techniques
       ----         ------------------ ---------- -------------------------------------

Core Bond Fund      high level of      fixed      active trading of investment-grade
                    current income     income     fixed-income securities, or in
                    consistent with    investing  securities issued or guaranteed by
                    relative safety of            the U.S. government and mortgage-
                    capital                       backed or asset-backed securities
                                                  without regard to the maturities of
                                                  such securities. Under normal
                                                  market conditions, at least 80% of
                                                  the Fund's net assets plus any
                                                  borrowing for investment purposes
                                                  will be invested in bonds.

U.S. Government     high current       fixed      active trading of U.S. Government
Securities Fund     income             income     securities without regard to the
                    consistent with    investing  maturities of such securities. Under
                    relative safety of            normal market conditions, at least
                    capital                       80% of the Fund's net assets plus any
                                                  borrowing for investment purposes
                                                  will be invested in such securities.

GNMA Fund           current income,    fixed      active trading of mortgage-backed
                    with capital       income     securities of high credit quality
                    appreciation as    investing  issued or guaranteed by the
                    a secondary                   Government National Mortgage
                    objective                     Association (GNMA) without
                                                  regard to the maturities of such
                                                  securities. Under normal market
                                                  conditions, at least 80% of the
                                                  Fund's net assets plus any
                                                  borrowing for investment purposes
                                                  will be invested in such securities.

Strategic Bond Fund high level of      fixed      active trading of a broad range of
                    total return       income     bonds, including both investment
                                       investing  grade and non-investment grade
                                                  U.S. and foreign bonds (which may
                                                  include "junk bonds"),
                                                  U.S. Government and agency
                                                  obligations, and mortgage-backed
                                                  securities, without regard to the
                                                  maturities of such securities. Under
                                                  normal market conditions, at least
                                                  80% of the Fund's net assets plus
                                                  any borrowing for investment
                                                  purposes will be invested in bonds.

                                                Principal
                              Investment        Investment               Principal Investment
         Fund                    Goal            Strategy                     Techniques
         ----           ----------------------- ---------- -------------------------------------------------

High Yield Bond Fund    high level of total     fixed      active trading of below-investment grade U.S.
                        return                  income     and foreign junk bonds (rated below Baa by
                                                investing  Moody's and below BBB by S&P) without
                                                           regard to the maturities of such securities and
                                                           bank debt. For purposes of this policy, bonds
                                                           include fixed-income securities other than
                                                           short-term commercial paper and preferred
                                                           stock. Under normal market conditions, at
                                                           least 80% of the Fund's net assets plus any
                                                           borrowing for investment purposes will be
                                                           invested in such securities.

Tax Exempt Insured Fund as high a level of      fixed      invests, under normal market conditions, at least
                        current income          income     80% of its assets in municipal bonds, the
                        exempt from federal     investing  income of which is exempt from federal income
                        income taxes as is                 taxes, and that are insured as to the scheduled
                        consistent with                    payment of principal and interest for as long as
                        preservation of capital            such bonds are held by the Fund, without
                                                           regard to the maturities of such securities.

   Additional Information About the Funds
     Each Fund has a principal investment technique which requires 80% of each Fund's assets be invested consistently with its name. The Fund may change this technique without shareholder approval, however shareholders will receive sixty (60) days notice prior to any such change.

Q: What are the principal risks of investing in the Funds?
A: The following section describes the principal risks of each Fund, and the chart on pages 24 and 25 describes various additional risks.

   Risks of Investing in Bonds--All Funds
     The bond market as a whole could go up or down (sometimes dramatically). Interest rates and bond prices typically move inversely to each other, therefore, as with any bond fund, the value of your investment in these Funds may go up or down in response to changes in interest rates. Also, defaults (or even the potential for future default) by bond issuers may cause the value of your investment in these Funds to go down.

   Additional Principal Risks--All Funds
     Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. Also, securities selected by a portfolio manager may fail to produce the intended return. As with any mutual fund, there is no guarantee that any Fund will be able to achieve its investment goal. If the value of the assets of the Fund goes down, you could lose money.

   Additional Principal Risks Specific to the Core Bond, Strategic Bond, High Yield Bond and Tax Exempt Insured Funds
     The Core Bond, Strategic Bond, High Yield Bond and Tax Exempt Insured Funds will invest in bonds with various credit ratings. The creditworthiness of the issuer is always a factor in analyzing fixed-income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

   Additional Principal Risks Specific to the Strategic Bond and High Yield Bond Funds
     The Strategic Bond Fund may, and the High Yield Bond Fund will, invest in "junk bonds," which are considered speculative. While fund management seeks to diversify the Funds and to engage in a credit analysis of each junk bond issuer in which they invest, junk bonds carry a substantial risk of default or they may already be in default. The market price for junk bonds may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Fund to replace the security with a lower yielding security, which would decrease the return on such Fund.

   Additional Principal Risks Specific to the Core Bond and GNMA Funds
     The Core Bond Fund and the GNMA Fund will invest significantly in mortgage-backed securities, which entails the risk that the underlying principal may be "prepaid" at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Funds may exhibit price characteristics of longer-term debt securities. Generally, long term bonds are more interest rate sensitive.

   Additional Risks Specific to the Strategic Bond Fund and High Yield Bond Fund
     By investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

         Fund Highlights


Q: How have the Funds performed historically?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Fund will perform in the future.

CORE BOND FUND    (CLASS A)+


                                    [CHART]                                    During the 10-year period shown in the
                                                                               bar chart, the highest return for a quarter
 95      96      97      98      99      00      01       02      03      04   was     % (quarter ended         )
-----   -----   -----   -----   -----   -----   -----   -----   -----    ----- and the lowest return for a quarter was
18.79%  2.17%   9.28%   7.61%  (2.55)%  7.94%   6.84%   7.66%    3.28%             % (quarter ended         ).

                                                                               The Fund's cumulative year-to-date return
                                                                               through the most recent calendar quarter,
                                                                               ended          was     %.



Average Annual Total Returns                                                                    Class B & C Class I & Z
(as of the calendar year ended                                      Past One Past Five Past Ten    Since       Since
December 31, 2004)                                                    Year     Years    Years   Inception*  Inception*
Core Bond Fund**                                            Class B      %         %      N/A          %         N/A
                                                            Class C      %         %      N/A          %         N/A
                                                            Class I      %       N/A      N/A        N/A           %
                                                            Class Z      %       N/A      N/A        N/A           %
Return Before Taxes (Class A)                                            %         %        %        N/A         N/A
Return After Taxes on Distributions (Class A)                            %         %        %        N/A         N/A
Return After Taxes on Distributions and Sale of Fund Shares
(Class A)***                                                             %         %        %        N/A         N/A
Lehman Brothers U.S. Aggregate Bond Index****                            %         %        %          %           %


  +Performance information shown is that of the Core Bond Fund, a series of North American Funds which was reorganized into the Fund on November 16, 2001 (the "Core Bond Reorganization"). The Fund commenced operations upon consummation of the Core Bond Reorganization. The Core Bond Fund of North American Funds had an investment objective, investment strategies and policies that were all substantially similar to those of the Fund. The annual returns of the shares of the Fund would differ from those shares of the Core Bond Fund only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.
  *Inception Date: Class A: 5/1/91; Class B: 4/1/94; Class C: 4/1/94; Class I:
   7/10/00; Class Z: 7/10/00. On November 16, 2001, upon the consummation of the Core Bond Reorganization, Class C shares of the Core Bond Fund of North American Funds were reorganized as Class II shares of the Fund and Class II shares of the Core Bond Fund of North American Funds were reorganized as Class Z shares of the Fund. Class II shares of the Fund were redesignated as Class C shares on February 23, 2004.
 **Includes sales charges.
***When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
****The Lehman Brothers U.S. Aggregate Bond Index is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown above are only for one class of shares offered by this Prospectus and will vary for other classes of shares. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

U.S. GOVERNMENT SECURITIES FUND    (CLASS B)


                                    [CHART]                                   During the 10-year period shown in the
                                                                              bar chart, the highest return for a quarter
 95      96      97      98      99      00      01      02      03      04   was     % (quarter ended         )
-----   -----   -----   -----   -----   -----   -----   -----   -----   ----- and the lowest return for a quarter was
14.88%   2.34%  7.21%   6.07%   (1.83)% 10.95%  4.96%   12.57%  0.70%             % (quarter ended         ).

                                                                              The Fund's cumulative year-to-date return
                                                                              through the most recent calendar quarter,
                                                                              ended          was     %.



Average Annual Total Returns                                                         Class C
(as of the calendar year ended                          Past One Past Five Past Ten   Since
December 31, 2004)                                        Year     Years    Years   Inception*
U.S. Government Securities Fund**               Class A      %         %        %       N/A
                                                Class C      %       N/A      N/A         %
Return Before Taxes (Class B)                                %         %        %       N/A
Return After Taxes on Distributions (Class B)                %         %        %       N/A
Return After Taxes on Distributions and Sale of
Fund Shares (Class B)***                                     %         %        %       N/A
Lehman Brothers Government Index****                         %         %        %         %


  *Inception Date: Class A: 10/1/93; Class B: 3/3/86; Class C: 6/1/99. Class II
   shares of the Fund were redesignated as Class C shares on February 23, 2004. **Includes sales charges.
***When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
****The Lehman Brothers Government Index is a broad index composed solely of U.S. Treasury Securities maturing from 1-30 years.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown above are only for one class of shares offered by this Prospectus and will vary for other classes of shares. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

         Fund Highlights

Q: How have the Funds performed historically?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Fund will perform in the future.

GNMA FUND    (CLASS B)


                                    [CHART]                                   During the 10-year period shown in the
                                                                              bar chart, the highest return for a quarter
 95      96      97      98      99      00      01      02      03       04  was     % (quarter ended       ) and
-----   -----   -----   -----   -----   -----   -----   -----   -----   ----- the lowest return for a quarter was     %
17.30%  3.47%   9.47%   7.89%  (0.80)%  10.62%  6.77%   10.79%  1.46%         (quarter ended       ).

                                                                              The Fund's cumulative year-to-date return
                                                                              through the most recent calendar quarter,
                                                                              ended        was     %.



Average Annual Total Returns                                                       Class C    Class X
(as of the calendar year ended                        Past One Past Five Past Ten   Since      Since
December 31, 2004)                                      Year     Years    Years   Inception* Inception*
GNMA Fund**                                   Class A      %         %        %       N/A        N/A
                                              Class C      %       N/A      N/A     6.40%        N/A
                                              Class I     --       N/A      N/A       N/A        N/A
                                              Class X      %       N/A      N/A       N/A          %
Return Before Taxes (Class B)                              %         %        %       N/A        N/A
Return After Taxes on Distributions (Class B)              %         %        %       N/A        N/A
Return After Taxes on Distributions
and Sale of Fund Shares (Class B)***                       %         %        %       N/A        N/A
Citigroup Mortgage GNMA Index****                          %         %        %         %          %
Lipper GNMA Category+                                      %         %        %         %          %


  * Inception Date: Class A: 10/11/93; Class B: 4/25/83; Class C : 6/1/99; Class X: 3/18/02. Class II shares of the Fund were redesignated as Class
   C shares on February 23, 2004.
 ** Includes sales charges.
*** When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
****The Citigroup Mortgage GNMA Index is comprised of 15 and 30-year fixed-rate pass-through mortgage-backed securities.
  +The Lipper GNMA category is comprised of funds that invest at least 80 percent of their assets in Government National Mortgage Association securities.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown above are only for one class of shares offered by this Prospectus and will vary for other classes of shares. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

STRATEGIC BOND FUND    (CLASS A)+


                                    [CHART]                                   During the 10-year period shown in the
                                                                              bar chart, the highest return for a quarter
 95       96      97      98     99     00      01      02       03      04   was     % (quarter ended       ) and
-----    -----   -----   -----  -----  -----   -----  -----    -----    ----- the lowest return for a quarter was     %
18.57%   14.82%  10.75%  0.72%  1.36%   3.20%  6.45%   6.03%   20.41%         (quarter ended       ).

                                                                              The Fund's cumulative year-to-date return
                                                                              through the most recent calendar quarter,
                                                                              ended        was     %.



Average Annual Total Returns                                                                    Class B and C  Class I
(as of the calendar year ended                                      Past One Past Five Past Ten     Since       Since
December 31, 2004)                                                    Year     Years    Years    Inception*   Inception*
Strategic Bond Fund**                                       Class B      %         %      N/A           %         N/A
                                                            Class C      %         %      N/A           %         N/A
                                                            Class I      %       N/A      N/A         N/A           %
Returns Before Taxes (Class A)                                           %         %        %         N/A         N/A
Return After Taxes on Distributions (Class A)                            %         %        %         N/A         N/A
Return After Taxes on Distributions and sale of Fund Shares
(Class A)***                                                             %         %        %         N/A         N/A
Lehman Brothers U.S. Aggregate Bond Index****                            %         %        %           %           %


  +Performance information shown is that of the Strategic Income Fund, a series of North American Funds, which was reorganized into the Fund on November 16, 2001 (the "Strategic Reorganization"). Prior to the Strategic Reorganization, the Fund conducted its operations under the name "Diversified Income Fund." From and after the consummation of the Strategic Reorganization, the Fund has an investment objective, investment strategies and policies that are all substantially similar to those of the Strategic Income Fund of North American Funds. The annual returns of the shares of the Fund would differ from those shares of the Strategic Income Fund only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.
  *Inception Date: Class A: 11/1/93; Class B: 4/1/94; Class C: 4/1/94; Class I:
   7/10/00. On November 16, 2001, upon consummation of the Strategic Reorganization, Class C shares of the Strategic Income Fund of North American Funds were reorganized as Class II shares of the Fund. Class II shares of the Fund were redesignated Class C shares on February 23, 2004.
 **Includes sales charges.
***When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases return.
****The Lehman Brothers U.S. Aggregate Bond Index is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown above are only for one class of shares offered by this Prospectus and will vary for other classes of shares. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

         Fund Highlights

Q: How have the Funds performed historically?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Fund will perform in the future.

HIGH YIELD BOND FUND    (CLASS A)+


                                    [CHART]                         During the 5-year period shown in the bar
                                                                    chart, the highest return for a quarter was
                                                                        % (quarter ended       ) and the
  99          00          01          02          03          04    lowest return for a quarter was     %
 -----       ------      -----       ------     ------       ------ (quarter ended     ).
 4.05%       (6.59)%     3.57%      (7.59)%     31.15%
                                                                    The Fund's cumulative year-to-date return
                                                                    through the most recent calendar quarter,
                                                                    ended        was     %.



Average Annual Total Returns                                                                        Class A, B & Z  Class C
(as of the calendar year ended                                                   Past One Past Five     Since        Since
December 31, 2004)                                                                 Year     Years     Inception*   Inception*
High Yield Bond Fund**                                                   Class B      %         %           %          N/A
                                                                         Class C      %       N/A         N/A        3.73%
                                                                         Class I      %       N/A         N/A          N/A
                                                                         Class Z      %         %           %          N/A
Returns Before Taxes (Class A)                                                        %         %           %          N/A
Return After Taxes on Distributions (Class A)                                         %         %           %          N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)***              %         %           %          N/A
Citigroup High Yield Market Index****                                                 %         %           %            %


  +Performance information shown is that of the High Yield Bond Fund, a series of North American Funds which was reorganized into the Fund on November 16, 2001 (the "High Yield Bond Reorganization"). Prior to the High Yield Bond Reorganization, the Fund conducted its operations under the name "High Income Fund." From and after the consummation of the High Yield Bond Reorganization, the Fund has an investment objective, investment strategies and policies that are all substantially similar to those of the High Yield Bond Fund of North American Funds. The annual returns of the shares of the Fund would differ from those shares of the High Yield Bond Fund only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.
  *Inception Date: Class A: 11/2/98; Class B: 11/2/98; Class C: 8/21/00; Class
   Z: 11/2/98. On November 16, 2001, upon consummation of the High Yield Bond Reorganization, Class C shares of the High Yield Bond Fund of North American Funds were reorganized as Class II shares of the Fund and Class II shares of the High Yield Bond Fund of North American Funds were reorganized as Class Z shares of the Fund. Class II shares of the Fund were redesignated Class C shares on February 23, 2004.
 **Includes sales charges.
***When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
****The Citigroup High Yield Market Index is a broad-based unmanaged index composed of high yield securities.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown above are only for one class of shares offered by this Prospectus and will vary for other classes of shares. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

TAX EXEMPT INSURED FUND    (CLASS A)


                                    [CHART]                                     During the 10-year period shown in the
                                                                                bar chart, the highest return for a quarter
 95        96      97       98      99      00      01      02      03     04   was     % (quarter ended       ) and
-----    -----    -----   -----    -----   -----   -----   -----   -----  ----- the lowest return for a quarter was     %
15.66%   3.33%    8.63%    5.55%  (3.59)%  10.63%  3.37%   8.39%   4.75%        (quarter ended       ).

                                                                                The Fund's cumulative year-to-date return
                                                                                through the most recent calendar quarter,
                                                                                ended        was     %.



Average Annual Total Returns                                                                                  Class C
(as of the calendar year ended                                                   Past One Past Five Past Ten   Since
December 31, 2004)                                                                 Year     Years    Years   Inception*
Tax Exempt Insured Fund**                                                Class B      %         %        %       N/A
                                                                         Class C      %       N/A      N/A         %
Returns Before Taxes (Class A)                                                        %         %        %       N/A
Return After Taxes on Distributions (Class A)                                         %         %        %       N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)***              %         %        %       N/A
Lehman Brothers Municipal Bond Index****                                              %         %        %         %


  *Inception Date: Class A: 11/22/85; Class B: 10/4/93; Class C 6/1/99. Class
   II shares of the Fund were redesignated Class C shares on February 23, 2004. **Includes sales charges.
***When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
****The Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. It is currently derived from approximately 40,000 issues.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown above are only for one class of shares offered by this Prospectus and after-tax returns for other classes will vary. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

         Fund Highlights

Q: What are the Funds' expenses?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.



                                                             Core Bond Fund
                                     ----------------------------------------------------------
                                      Class A     Class B     Class C    Class I/(7)/  Class Z/(7)/
                                     -------     -------     -------     -----------   -----------
Shareholder Fees (fees paid directly
 from your investment)

Maximum Sales Charge (Load)           4.75%       4.00%       1.00%          None          None

Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)/(1)/   4.75%        None        None          None          None

   Maximum Deferred Sales
    Charge (Load) (as a
    percentage of amount
    redeemed or original
    purchase cost, whichever is
    less)/(2)/                         None       4.00%       1.00%          None          None

   Maximum Sales Charge (Load)
    Imposed on Reinvested
    Dividends                          None        None        None          None          None

   Redemption Fee/(3)/                 None        None        None          None          None

   Exchange Fee                        None        None        None          None          None

Maximum Account Fee                    None        None        None          None          None

Annual Fund Operating Expenses
 (expenses that are deducted from
 Fund assets)

Management Fees                       0.57%       0.57%       0.57%         0.57%         0.57%

   Distribution and/or
    Service (12b-1) Fees/(4)/         0.35%       1.00%       1.00%          None          None

   Other Expenses                     0.43%       0.50%       0.50%         0.71%         0.11%

Total Annual Fund Operating
 Expenses                             1.35%       2.07%       2.07%         1.28%         0.68%

Expense Reimbursement                 0.11%       0.18%       0.18%         0.14%         0.01%

Net Expenses                          1.24%/(5)/  1.89%/(5)/  1.89%/(5)/    1.14%/(5)/    0.67%/(5)/


                                               U.S. Government                                GNMA
                                               Securities Fund                                Fund
                                     ------------------------------      -----------------------------------------------
                                      Class A     Class B     Class C     Class A     Class B     Class C    Class X/(7)/
                                     -------     -------     -------     -------     -------     -------     -----------
Shareholder Fees (fees paid directly
 from your investment)

Maximum Sales Charge (Load)           4.75%       4.00%       1.00%       4.75%       4.00%       1.00%          None

Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)/(1)/   4.75%        None        None       4.75%        None        None          None

   Maximum Deferred Sales
    Charge (Load) (as a
    percentage of amount
    redeemed or original
    purchase cost, whichever is
    less)/(2)/                         None       4.00%       1.00%        None       4.00%       1.00%          None

   Maximum Sales Charge (Load)
    Imposed on Reinvested
    Dividends                          None        None        None        None        None        None          None

   Redemption Fee/(3)/                 None        None        None        None        None        None          None

   Exchange Fee                        None        None        None        None        None        None          None

Maximum Account Fee                    None        None        None        None        None        None          None

Annual Fund Operating Expenses
 (expenses that are deducted from
 Fund assets)

Management Fees                       0.64%       0.64%       0.64%       0.46%       0.46%       0.46%         0.46%

   Distribution and/or
    Service (12b-1) Fees/(4)/         0.35%       1.00%       1.00%       0.35%       1.00%       1.00%          None

   Other Expenses                     0.37%       0.37%       0.38%       0.36%       0.34%       0.34%         0.32%

Total Annual Fund Operating
 Expenses                             1.36%       2.01%       2.02%       1.17%       1.80%       1.80%         0.78%

Expense Reimbursement                    --          --          --          --          --          --            --

Net Expenses                          1.36%/(6)/  2.01%/(6)/  2.02%/(6)/  1.17%/(6)/  1.80%/(6)/  1.80%/(6)/    0.78%


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 14-15 for more information on the CDSCs.


(3) A $15.00 fee will be imposed on wire and overnight mail redemptions.


(4) Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Trustees, including majority of the Independent Trustees, approved the investment Advisory and Management Agreement subject to the net expense ratios set forth above. The Adviser will waive fees and reimburse expenses should the Total Annual Fund Operating Expense Before Reimbursement be higher than the net expense ratio. The Adviser may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense reimbursements and fee waivers will continue indefinitely, subject to termination by the Trustees, including a majority of the Independent Trustees at any time.

              Strategic                           High Yield                       Tax Exempt
              Bond Fund                            Bond Fund                      Insured Fund
--------------------------------      -----------------------------------  ----------------------
Class A Class B Class C Class I/(7)/  Class A Class B Class C Class Z/(7)/ Class A Class B  Class C
------- ------- ------- -----------   ------- ------- ------- -----------  ------- ------- -------


 4.75%   4.00%   1.00%      None       4.75%   4.00%   1.00%      None      4.75%   4.00%   1.00%


 4.75%    None    None      None       4.75%    None    None      None      4.75%    None    None






  None   4.00%   1.00%      None        None   4.00%   1.00%      None       None   4.00%   1.00%


  None    None    None      None        None    None    None      None       None    None    None

  None    None    None      None        None    None    None      None       None    None    None

  None    None    None      None        None    None    None      None       None    None    None

  None    None    None      None        None    None    None      None       None    None    None



 0.65%   0.65%   0.65%     0.65%       0.74%   0.74%   0.74%     0.74%      0.50%   0.50%   0.50%

 0.35%   1.00%   1.00%      None       0.35%   1.00%   1.00%      None      0.35%   1.00%   1.00%

 0.57%   0.56%   0.53%     0.89%       0.40%   0.40%   0.38%     0.14%      0.41%   0.46%   0.57%

 1.57%   2.21%   2.18%     1.54%       1.49%   2.14%   2.12%     0.88%      1.26%   1.96%   2.07%

    --      --      --     0.10%          --      --      --        --         --      --      --

 1.57%   2.21%   2.18%     1.44%/(5)/  1.49%   2.14%   2.12%     0.88%      1.26%   1.96%   2.07%/(6)/

(6) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following classes do not exceed the amounts set forth below:

                U.S. Government Securities Fund -- Class A 0.99%
                U.S. Government Securities Fund -- Class B 1.64%
                U.S. Government Securities Fund -- Class C 1.64%
                GNMA Fund, Class A........................ 0.99%
                GNMA Fund, Class B........................ 1.64%
                GNMA Fund, Class C........................ 1.64%
                Tax Exempt Insured Fund, Class C.......... 1.95%

   These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

(7) Class I, Class X and Class Z shares are offered exclusively to participants in certain employee retirement plans and other programs and institutional investors.

         Fund Highlights

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeem your investment at the end of the periods indicated:

                                              1 Year   3 Year   5 Year   10 Year
                                              ------   ------   ------   -------

          CORE BOND FUND
           (Class A shares).................   $595     $850    $1,124   $1,904
           (Class B shares)*................    592      894     1,221    2,040
           (Class C shares).................    292      594     1,021    2,212
           (Class I shares).................    116      362       628    1,386
           (Class Z shares).................     68      214       373      835

          U.S. GOVERNMENT SECURITIES FUND
           (Class A shares)+................   $607     $885    $1,184   $2,032
           (Class B shares)*+...............    604      930     1,283    2,168
           (Class C shares)+................    305      634     1,088    2,348

          GNMA FUND
           (Class A shares)+................   $589     $829    $1,088   $1,828
           (Class B shares)*+...............    583      866     1,175    1,949
           (Class C shares)+................    283      566       975    2,116
           (Class X shares)+................     80      249       433      966

          STRATEGIC BOND FUND
           (Class A shares).................   $627     $947    $1,290   $2,254
           (Class B shares)*................    624      991     1,385    2,380
           (Class C shares).................    321      682     1,169    2,513
           (Class I shares)+................    147      456       787    1,724

          HIGH YIELD BOND FUND
           (Class A shares).................   $619     $924    $1,250   $2,170
           (Class B shares)*................    617      970     1,349    2,305
           (Class C shares)+................    315      664     1,139    2,452
           (Class Z shares)+................     90      281       488    1,084

          TAX EXEMPT INSURED FUND
           (Class A shares).................   $597     $856    $1,134   $1,925
           (Class B shares)*................    599      915     1,257    2,102
           (Class C shares)+................    310      649     1,114    2,400

          You would pay the following expenses if you did not redeem your shares:
                                              1 Year   3 Year   5 Year   10 Year
                                              ------   ------   ------   -------

          CORE BOND FUND
           (Class A shares)..................  $595     $850    $1,124   $1,904
           (Class B shares)*.................   192      594     1,021    2,040
           (Class C shares)..................   192      594     1,021    2,212
           (Class I shares)..................   116      362       628    1,386
           (Class Z shares)..................    68      214       373      835

          U.S. GOVERNMENT SECURITIES FUND
           (Class A shares)+.................  $607     $885    $1,184   $2,032
           (Class B shares)*+................   204      630     1,083    2,168
           (Class C shares)+.................   205      634     1,088    2,348

                                      1 Year 3 Year 5 Year 10 Year
                                      ------ ------ ------ -------

              GNMA FUND
               (Class A shares)+.....  $589   $829  $1,088 $1,828
               (Class B shares)*+....   183    566     975  1,949
               (Class C shares)+.....   183    566     975  2,116
               (Class X shares)+.....    80    249     433    966

              STRATEGIC BOND FUND
               (Class A shares)......  $627   $947  $1,290 $2,254
               (Class B shares)*.....   224    691   1,185  2,380
               (Class C shares)......   221    682   1,169  2,513
               (Class I shares)+.....   147    456     787  1,724

              HIGH YIELD BOND FUND
               (Class A shares)......  $619   $924  $1,250 $2,170
               (Class B shares)*.....   217    670   1,149  2,305
               (Class C shares)+.....   215    664   1,139  2,452
               (Class Z shares)+.....    90    281     488  1,084

              TAX EXEMPT INSURED FUND
               (Class A shares)......  $597   $856  $1,134 $1,925
               (Class B shares)*.....   199    615   1,057  2,102
               (Class C shares)+.....   210    649   1,114  2,400

--------
* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account Information" on Page 14. Therefore, expense information for years 9 and 10 is the same for both classes.
+ The Adviser is voluntarily waiving fees and/or reimbursing expenses for these classes. This fee waiver and/or expense reimbursement is not reflected in the Example above. These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements:

   If you redeemed your investment:
                                                 1 Year 3 Year 5 Year 10 Year
                                                 ------ ------ ------ -------
   U.S. Government Securities Fund -- Class A...  $571   $775  $  996 $1,630
   U.S. Government Securities Fund -- Class B*..   567    817   1,092  1,769
   U.S. Government Securities Fund -- Class C...   267    517     892  1,944
   GNMA Fund, Class A...........................   571    775     996  1,630
   GNMA Fund, Class B*..........................   567    817   1,092  1,769
   GNMA Fund, Class C...........................   267    517     892  1,944
   Tax Exempt Insured Fund, Class C.............   298    612   1,052  2,275

   If you did not redeem your shares:
                                                 1 Year 3 Year 5 Year 10 Year
                                                 ------ ------ ------ -------
   U.S. Government Securities Fund -- Class A...  $571   $775  $  996 $1,630
   U.S. Government Securities Fund -- Class B...   167    517     892  1,769
   U.S. Government Securities Fund -- Class C...   167    517     892  1,944
   GNMA Fund, Class A...........................   571    775     996  1,630
   GNMA Fund, Class B...........................   167    517     892  1,769
   GNMA Fund, Class C...........................   167    517     892  1,944
   Tax Exempt Insured Fund, Class C.............   198    612   1,052  2,275

         Shareholder Account Information

SELECTING A SHARE CLASS

Each Fund offers a number of classes of shares through this Prospectus, including: Class A, Class B, Class C, Class I, Class X and Class Z.

Each class of shares has its own cost structure, or requirements, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $99,999.99 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.

             CLASS A                             CLASS B                             CLASS C
..  Front-end sales charges, as      .  No front-end sales charge; all   .  Higher annual expenses than
   described below. There are          your money goes to work for you     Class A shares.
   several ways to reduce these        right away.                      .  Deferred sales charge on shares
   charges, also described below.   .  Higher annual expenses than         you sell within twelve months
..  Lower annual expenses than          Class A shares.                     of purchase, as described below.
   Class B or Class C shares.       .  Deferred sales charge on shares  .  No conversion to Class A.
                                       you sell within six years of
                                       purchase, as described below.
                                    .  Automatic conversion to Class A
                                       shares approximately eight
                                       years after purchase.
                                    .  Purchases in an amount of
                                       $100,000 will not be permitted.
                                       You should consult with your
                                       financial advisor to determine
                                       whether other share classes are
                                       more beneficial given your
                                       circumstances.

             CLASS I                             CLASS X                             CLASS Z

..  Offered exclusively to certain   .  Offered exclusively to certain   .  Offered exclusively to certain
   institutions.                       group plans including, but not      SunAmerica affiliated
..  No sales charges.                   limited to, State-sponsored         companies' retirement plan (the
..  Lower annual expenses than          tuition savings plans.              "Plan").
   Class A, Class B or Class C      .  No sales charge.                 .  Also offered to institutional
   shares.                                                                 investors who invest a minimum
                                                                           of $10 million.
                                                                        .  No sales charges.
                                                                        .  Lower annual expenses than
                                                                           Class A, Class B, Class C or
                                                                           Class I shares.

CALCULATION OF SALES CHARGES

CLASS A. Sales Charges are as follows:

                                    Sales Charge    Concession to Dealers
                                  ---------------------------------------
                                    % of   % of Net         % of
                                  Offering  Amount        Offering
Your Investment                    Price   Invested         Price
                                  ---------------------------------------
Less than $100,000...............  4.75%    4.99%           4.00%
$100,000 but less than $250,000..  3.75%    3.90%           3.00%
$250,000 but less than $500,000..  3.00%    3.09%           2.50%
$500,000 but less than $1,000,000  2.00%    2.04%           1.75%
$1,000,000 or more...............   None     None           1.00%

INVESTMENTS OF $1 MILLION OR MORE. Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

CLASS B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

    Years after purchase                          CDSC on shares being sold
    1st year or 2nd year                          4.00%
    3rd or 4th year                               3.00%
    5th year                                      2.00%
    6th year                                      1.00%
    7th year and thereafter                       None

If you purchased Class B shares of a Fund prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or subsequent to January 2, 2002 will be subject to the CDSC schedule described above.

CLASS C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after you buy them.

DETERMINATION OF CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

If you acquired your Class B or Class C shares in connection with the reorganization of a North American Fund into your Fund, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply (even if you exchange your shares for shares of another fund distributed by AIG SunAmerica Capital Services, Inc.). Any Class B or Class C shares that you purchase subsequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.

For purposes of the CDSC, we count all purchases you make during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS


To receive a waiver or a reduction in sales charges under the programs described below, the shareholder must notofy the Distributor (or other financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to contingent deferred sales charges. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased).



REDUCTION FOR CERTAIN INVESTORS OF CLASS A SHARES. Various individuals and institutions may be eligible to purchase Class A shares at a reduced sales charge rates under the programs described below. The Fund reserves the right to modify or to cease offering these programs at any time.



  . Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchased as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at net asset value) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of other classes of the same Fund, as well as shares of any class of any other Fund or of any other Funds advised by SunAmerica, as long as such shares were sold.



  . Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase mist be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided the dealer or shareholder notifies the Distributor of such prior purchase(s).



  . Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify eligibility for reduced sales charges.


WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase Class A shares without front-end sales charges, including:

  . financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with AIG SunAmerica Capital Services, Inc.

  .  participants in certain retirement plans that meet applicable conditions

  . Fund Trustees and other individuals, and their families, who are affiliated with any Fund or any Fund distributed by AIG SunAmerica Capital Services, Inc.

  . selling brokers and their employees and sales representatives and their families

         Shareholder Account Information


We will generally waive the CDSC for Class B or Class C shares in the following cases:

  . within one year of the shareholder's death or becoming legally disabled (individual and spousal joint tenancy accounts only)

  . taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made

  . Fund Trustees and other individuals who are affiliated with any Fund or any Fund distributed by AIG SunAmerica Capital Services, Inc.

  . to make payments through the Systematic Withdrawal Plan (subject to certain conditions)



REINSTATEMENT PRIVILEGE. If you sell shares of a Fund, you may invest some or all of the proceeds in the same share class of the same Fund within one year without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale for tax purposes. All accounts involved must be registered in the same name(s).

DISTRIBUTION AND SERVICE FEES

Each class of shares of each Fund (other than Class I, Class X and Class Z) has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to AIG SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:

                                        ACCOUNT MAINTENANCE AND
                 CLASS DISTRIBUTION FEE       SERVICE FEE
                   A         0.10%               0.25%
                   B         0.75%               0.25%
                   C         0.75%               0.25%

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, AIG SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (CLASSES A, B AND C)

Read this prospectus carefully.

Determine how much you want to invest. The minimum initial investments for the Funds are as follows:

  .  non-retirement account: $500

  .  retirement account: $250

  .  dollar cost averaging: $500 to open; you must invest at least $25 a month

The minimum subsequent investments for the Funds are as follows:

  .  non-retirement account: $100

  .  retirement account: $25

  . Complete the appropriate parts of the Account Application, carefully following the instructions. If you have any questions, please contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850.

  . Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

  . Make your initial investment using the chart on page 18. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within 48 hours of receipt of your application, the account will not be processed and your original investment that accompanied the application will be redeemed at the then current net asset value and returned to you. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the transfer agent.

If you invest in the Fund through your dealer, broker or financial advisor, your dealer, broker or financial advisor may charge you a transaction - based or other fee for its services in connection with the purchase or redemption of fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker of financial advisor about its applicable fees.

         Shareholder Account Information

HOW TO BUY SHARES (CLASS A, B AND C)

Buying Shares Through Your Dealer

You can buy shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Fund on your behalf.

Buying Shares Through the Fund

Opening an Account                                 Adding to an Account

By check

-----------------------------------------------------------------------------------

  .  Make out a check for the               .  Make out a check for the
     investment amount, payable to             investment amount, payable to
     the specific Fund or payable              the specific Fund or payable
     to AIG SunAmerica Mutual                  to AIG SunAmerica Mutual
     Funds. An account cannot be               Funds. Shares cannot be
     opened with a Fund check.                 purchased with a Fund check.
  .  Deliver the check and your             .  Include the stub from your
     completed Account Application             Fund statement or a note
     (and Supplemental Account                 specifying the Fund name,
     Application, if applicable)               your share class, your
     to:                                       account number and the
                                               name(s) in which the account
       (via regular mail)                      is registered.
       AIG SunAmerica Mutual Funds          .  Indicate the Fund and account
       c/o BFDS                                number in the memo section of
       PO Box 219186                           your check.
       Kansas City, MO 64121-9186           .  Deliver the check and your
                                               stub or note to your broker
       (via express, certified and             or financial advisor, or mail
       registered mail)                        them to:
       AIG SunAmerica Mutual Funds
       c/o BFDS                                  (via regular mail)
       330 W 9th St.                             AIG SunAmerica Mutual Funds
       Kansas City, MO 64105-1514                c/o BFDS
                                                 PO Box 219373
  .  All purchases must be in U.S.               Kansas City, MO 64121-9373
     dollars. Cash, money orders
     and/or travelers checks will                (via express, certified and
     not be accepted. A $25.00 fee               registered mail)
     will be charged for all                     AIG SunAmerica Mutual Funds
     checks returned due to                      c/o BFDS
     insufficient funds.                         330 W 9th St.
  .  Accounts can only be opened                 Kansas City, MO 64105-1514
     by check by a non-resident
     alien or on funds drawn from
     a non-U.S. bank if they are
     processed through a brokerage
     account or the funds are
     drawn from a U.S. branch of a
     non-U.S. bank. A personal
     check from an investor should
     be drawn from the investor's
     bank account. In general,
     starter checks, cash
     equivalents, stale-dated or
     post-dated checks will not be
     accepted.

By wire

--------------------------------------------------------------------------------------------------

  .  Fax your completed                                             .  Instruct your bank
     application to AIG                                                to wire the amount
     SunAmerica Fund                                                   of your investment
     Services, Inc. at                                                 to:
     201-324-6496.
  .  Obtain your account                                                 State Street Bank
     number by calling                                                   & Trust Company
     Shareholder Services                                                Boston, MA
     1-800-858-8850.                                                     ABA #0110-00028
  .                                                                      DDA # 99029712
     Instruct your bank to wire the amount of your investment to:
                                                                         ATTN: (Put Name of
       State Street Bank                                                 Fund and Share
       & Trust Company                                                   Class).
       Boston, MA
       ABA #0110-00028                                                   FBO: (Account
       DDA # 99029712                                                    number & names in
                                                                         which the Acct. is
       ATTN: (Put Name of                                                registered).
       Fund and Share
       Class).                                                       Your bank may charge a
                                                                     fee to wire funds.
       FBO: (Account
       number & names in
       which the Acct. is
       registered).

Your bank may charge a
fee to wire funds.

To open or add to an account using dollar cost averaging, see "Additional Investor Services."

HOW TO SELL SHARES (CLASS A, B AND C)

Selling Shares Through Your Dealer

You can sell shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Fund on your behalf.

Selling Shares Through the Fund

By mail

--------------------------------------------------------------------------------

 -----------------------------------------------------------------------------

 Send your request to:                     Your request should include:

        Via Regular mail                     .  Your name
        AIG SunAmerica Mutual Funds          .  Fund name, share class and
        c/o BFDS                                account number
        PO Box 219186                        .  The dollar amount or number
        Kansas City, MO 64121-9186              of shares to be redeemed
                                             .  Any special payment
        Via express, certified and              instructions
        registered mail                      .  The signature of all
        AIG SunAmerica Mutual Funds             registered owners exactly as
        c/o BFDS                                the account is registered, and
        330 West 9th Street                  .  Any special documents
        Kansas City, MO 64105-1514              required to assure proper
                                                authorization.

 By phone

 -----------------------------------------------------------------------
   .  Call Shareholder Services at
      1-800-858-8850 between 8:30
      a.m. and 7:00 p.m. Eastern
      Time on most business days.
   .  Or, for automated 24-hour
      account access call FastFacts
      at 1-800-654-4760.

By wire

--------------------------------------------------------------------------------

    -----------------------------------------------------------------------

    If banking instructions exist on    If account registration at your
    your account, this may be done by   bank is different than your
    calling Shareholder Services at     account at AIG SunAmerica, your
    1-800-858-8850 between 8:30 a.m.    request must be medallion
    and 7:00 p.m. (Eastern time) on     guaranteed. A notarization is not
    most business days. Otherwise, you  accepted. Minimum amount to wire
    must provide, in writing, the       money is $250. A $15 fee will be
    following information:              deducted from your account.

      .  The fund name, share class
         and account number you are
         redeeming.
      .  Bank or financial institution
         name
      .  ABA routing number
      .  Account number, and
      .  Account registration.


By internet:

--------------------------------------------------------------------------------

    -----------------------------------------------------------------------

    Visit our web site at               Proceeds for all transactions will
    WWW.SUNAMERICAFUNDS.COM, and        normally be sent on the business
    select the "View Your Account"      day after the trade date.
    hyperlink (generally not available  Additional documents may be
    for retire-ment accounts).          required for certain transactions.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

         Shareholder Account Information


CERTAIN REQUESTS REQUIRE A MEDALLION GUARANTEE:



To protect you and the fund from fraud, the following redemption requests must be in writing and include a medallion guarantee (although there may be other situations that also require a medallion guarantee) if:


  .  redemptions of $100,000 or more

  .  the proceeds are to be payable other than as the account is registered

  . the redemption check is to be sent to an address other than the address of record

  .  your address of record has changed within the previous 30 days

  .  shares are being transferred to an account with a different registration

  . someone (such as an Executor) other than the registered shareholder(s) is redeeming shares. Additional documents may be required.


You can generally obtain a medallion guarantee from the following sources:


  .  a broker or securities dealer

  .  a federal savings, cooperative or other type of bank

  .  a savings and loan or other thrift institution

  .  a credit union

  .  a securities exchange or clearing agency.


A notary public CANNOT provide a medallion guarantee.


OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)

Class I shares of the Funds are offered for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class I shares. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS X)

Class X shares are offered exclusively for sale to certain group plans including, but not limited to, state-sponsored tuition savings plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class X shares (a "Plan"). Class X shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class X shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Fund shares through the Plan will be of Class X shares. Inquiries regarding the purchase, redemption or exchange of Class X shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS Z)

Class Z shares of the applicable Funds are offered for sale to participants in certain SunAmerica affiliated companies' retirement plan (the "Plan"). Class Z shares are also offered to institutional investors who invest a minimum of $10 million. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants or institutional investors at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Fund shares through the Plan will be of Class Z shares.

Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the Plan should be directed to your Plan's administrator or financial advisor.

TRANSACTION POLICIES (ALL FUNDS AND CLASSES)

VALUATION OF SHARES. The net asset value per share ("NAV") for each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.


The Strategic Bond Fund, High Yield Bond Fund and the Core Bond Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds' do not price its shares. As a result, the value of these Fund's shares may change on days when the Fund is not open for purchase or redemptions.


BUY AND SELL PRICES. When you buy Class A or Class B shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, Class B or Class C shares, you receive the NAV minus any applicable CDSCs. When you buy Class I, Class X or Class Z shares, you pay the NAV. When you sell Class I, Class X or Class Z shares, you receive the NAV.

EXECUTION OF REQUESTS. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Trust receives your request in good order. If the Trust or AIG SunAmerica Capital Services, Inc. receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Trust or AIG SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before its close of business. The Trust and AIG SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.



If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Trust to make payment of redemption proceeds wholly or partly in cash, the Trust may pay the redemption price by a distribution in kind of securities from the Trust in lieu of cash. However, the Trust has made an election that requires it to pay a certain portion of redemption proceeds in cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Trust is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

EXCHANGES. You may exchange shares of a Fund for shares of the same class of any other fund distributed by AIG SunAmerica Capital Services, Inc. except for SunAmerica Senior Floating Rate Fund. Such exchange may constitute a taxable event for United States federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

Your CDSC schedule will not change if you exchange Class B shares of a fund that you purchased prior to January 2, 2002 for another portfolio or fund's Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North America Fund into your Fund for another fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. A fund may change or cancel its exchange privilege at any time, upon 60 days written notice to its shareholders. A fund may also refuse any exchange order without notice.

         Shareholder Account Information


CERTIFICATED SHARES. The Funds do not issue certificated shares.


PORTFOLIO HOLDINGS. The Funds' policies and procedures with respect to the disclosure of the Fund's ownership of portfolio securities are contained in the Statement of Additional Information.



MARKET TIMING TRADING POLICIES AND PROCEDURES



MARKET TIMING POLICIES. The Funds discourage excessive or short-term trading, often referred to as "market timing", and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund or any of its service providers, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund's Board of Directors/Trustees have adopted policies and procedures with respect to such trading, which are described in this section.



All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Fund's transfer agent. While the Funds' expectation is that the market timing policies will be enforced by financial intermediaries pursuant to the Funds' prospectuses, the Funds may be limited in their ability to monitor the trading activity or enforce the Fund's market timing trading policies and procedures with respect to certain customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.



RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive short-term trading may interfere with efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.



In addition, if the nature of the Fund's portfolio expose the Fund to investors who engage in the type of excessive short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing", there is the possibility that such trading under certain circumstances, may dilute the value of Fund Shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares.



MARKET TIMING PROCEDURES. The Fund's procedures include committing staff of the Funds' shareholder services agent to monitor trading activity in the Funds on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Fund. Factors considered in the monitoring process include, but may no be limited to, the frequency of transactions by the financial intermediary, the Fund's investment objective, the size of a Fund and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Fund and its service providers in their sole discretion conclude that the trading may alternatively, may limit the amount, number of frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).



Though implementation of the Funds' procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Funds and the Funds' service providers seek to make judgments that are consistent with the interests of the Funds' shareholders. There is no assurance that the Fund or its service providers will gain access to any or all information necessary to detect market timing. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.


ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder Services at 1-800-858-8850.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by AIG SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the plan is established. To use:

  .  Make sure you have at least $5,000 worth of shares in your account.

  . Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same Fund is not advantageous to you, because of sales charges).

  . Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

  . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  .  Make sure your dividends and capital gains are being reinvested.

SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of a Fund periodically for the same class of shares of one or more other funds distributed by AIG SunAmerica Capital Services, Inc. except for the SunAmerica Senior Floating Rate Fund. To use:

  . Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

  . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  .  Specify the amount(s). Each exchange must be worth at least $50.

  . Accounts must be registered identically; otherwise a signature guarantee will be required.

RETIREMENT PLANS. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual 401(k) plans, 529 plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850.

TAX, DIVIDEND DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

ACCOUNT STATEMENTS. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

TRANSACTION CONFIRMATIONS. Generally, you will receive an account confirmation:

  . After every transaction that affects your account balance (except a dividend reinvestment, automatic purchase, automatic redemption of systematic exchange).

  . After any changes of name or address of the registered owner(s), or after certain account option changes.

IRS TAX FORMS. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31st.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

PROSPECTUSES, ANNUAL AND SEMI-ANNUAL REPORTS. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, Visit our web site at WWW.SUNAMERICAFUNDS.COM, and select the "Go Paperless" hyperlink (Note: this option is only available to accounts opened through the Fund.)

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are declared daily and paid monthly. Capital gains distributions, if any, are paid at least annually by the Funds.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid, unless you elect in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc. or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850, to change dividend and distribution payment options. The per share dividends on Class I and Class X shares will generally be higher than the per share dividends on Class A, Class B and Class C shares of the same Fund as a result of the fact that Class I and Class X shares are not subject to any distribution fee. Additionally, the per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B, Class I shares, Class C and Class X shares of the same Fund as a result of the fact that Class Z shares are not subject to any distribution or service fee.

TAXABILITY OF DIVIDENDS. As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders. However, dividends you receive from a Fund whether reinvested or taken as cash, are generally considered taxable. Distributions of a Fund's net long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid during the previous December. Corporations generally will not be entitled to take a dividends-received deduction for a portion of certain dividends they receive. In addition, dividends paid by a Fund will not qualify for the 15% maximum tax rate applicable to certain dividends pursuant to recently enacted legislation.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax advisor. As qualified plans, the employee retirement plans that invest in Class I or Class Z generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.

         Shareholder Account Information


Dividends paid by the Tax Exempt Insured Fund generally will be exempt from federal income taxes, as long as 50% or more of the value of that Fund's assets at the end of each quarter of its taxable year is invested in state, municipal, and other obligations, the interest on which is excluded from gross income for federal tax purposes. As mentioned, at least 80% of the Tax Exempt Insured Fund's assets will be invested in such obligations during normal market conditions. Dividends attributable to interest on taxable bonds, market discount and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates, and distribution of net long-term capital gains will be taxable as capital gains. Some shareholders may be subject to federal alternative minimum tax liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the alternative minimum income tax (AMT).

"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending generally on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

By law, each Fund must withhold 28% of your distributions and proceeds if you have not provided a correct taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in a Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

SMALL ACCOUNTS (OTHER THAN CLASS I, CLASS X OR CLASS Z). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Fund performance, the effects of sales charges, or administrative fees (for retirement plans only).

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

         More Information About the Funds


                            FUND INVESTMENT STRATEGIES

       Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund's investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.

                                                                U.S. GOVERNMENT
                                 CORE BOND FUND                 SECURITIES FUND                 GNMA FUND
What is the Fund's         high level of current         high level of current         current income, with
investment goal?           income consistent with        income consistent with        capital appreciation
                           relative safety of capital    relative safety of capital    as a secondary
                                                                                       objective
----------------------------------------------------------------------------------------------------------------------
What principal investment  fixed income investing        fixed income investing        fixed income investing
strategy does the Fund use
to implement its
investment goal?
----------------------------------------------------------------------------------------------------------------------
What are the Fund's        invests, under normal         invests, under normal         invests, under normal
principal investment       market conditions, at least   market conditions, at least   market conditions, at
techniques?                80% of its assets in          80% of its assets in          least 80% of its assets in
                           bonds. Active trading of      securities of                 mortgage-backed
                           investment-grade              high credit quality issued    securities guaranteed by
                           fixed-income securities, or   or guaranteed by the          the Government
                           in securities issued or       U.S. government, or           National Mortgage
                           guaranteed by the U.S.        any agency or                 Association without
                           government and                instrumentality thereof       regard to the maturities
                           mortgage-backed or asset-     without regard to the         of such securities. The
                           backed securities without     maturities of such            Fund's assets include its
                           regard to the maturities of   securities. The Fund's        net assets plus any
                           such securities. The          assets include its net assets borrowing for
                           Fund's assets include its     plus any borrowing for        investment purposes.
                           net assets plus any           investment purposes.
                           borrowing for investment
                           purposes.
----------------------------------------------------------------------------------------------------------------------
What are the Fund's        .Short-term money             .Mortgage-backed              .U.S. Government
other significant (non-      market instruments            securities                    securities
principal) investments?    .Zero-coupon securities       .Short-term money             .Short-term money
                           .When issued/delayed            market instruments            market instruments
                             delivery transactions       .Zero-coupon securities       .When issued/delayed
                                                         .When issued/delayed            delivery transactions
                                                           delivery transactions
----------------------------------------------------------------------------------------------------------------------
What other types of        .Defensive instruments        .Defensive instruments        .Defensive  instruments
securities may the Fund    .Derivatives                  .Securities lending (up       .Securities lending (up
normally invest in as      .Securities lending (up         to 33%)                       to 33%)
part of efficient            to 33%)                     .Borrowing for                .Borrowing for
portfolio management       .Borrowing for                  temporary or                  temporary or
and which may                temporary or                  emergency purposes (up        emergency purposes
produce some income?         emergency purposes            to 5%)                        (up to 5%)
                             (up to 33 1/3%)
----------------------------------------------------------------------------------------------------------------------
What risks may affect the  PRINCIPAL RISKS:              PRINCIPAL RISKS:              PRINCIPAL RISKS:
Fund?                      .bond market volatility       .securities selection         .securities selection
                           .credit quality               .interest rate fluctuations   .interest rate fluctuations
                           .interest rate fluctuations   .bond market volatility       .bond market volatility
                           .securities selection         NON-PRINCIPAL                 NON-PRINCIPAL
                           .prepayment                   RISKS:                        RISKS:
                           NON-PRINCIPAL                 .prepayment                   .prepayment
                           RISKS:                        .illiquidity                  .illiquidity
                           .foreign exposure             .hedging                      .hedging
                           .illiquidity
----------------------------------------------------------------------------------------------------------------------


                                                    HIGH YIELD BOND                           TAX EXEMPT INSURED
       STRATEGIC BOND FUND                               FUND                                        FUND
high level of total return          high level of total return                       as high a level of current income
                                                                                     exempt from federal income taxes
                                                                                     as is consistent with preservation of
                                                                                     capital
--------------------------------------------------------------------------------------------------------------------------
fixed income investing              fixed income investing                           fixed income investing
--------------------------------------------------------------------------------------------------------------------------
invests, under normal market        invests, under normal market                     invests, under normal market
conditions, at least 80% of its     conditions, at least 80% of its                  conditions, at least 80% of its
assets in bonds. Active trading of  assets in below-investment grade                 assets in tax-exempt municipal
a broad range of fixed income       U.S. and foreign junk bonds (rated               bonds that, in addition to having
securities, including both          below Baa by Moody's and below                   income exempt from federal
investment and non-investment       BBB by S&P) without regard to                    income tax, also are insured as to
grade U.S. and foreign bonds        the maturities of such securities and bank debt. the scheduled payment of principal
(which may include "junk bonds"),   For purposes of this policy, bonds include       and interest for as long as
U.S. Government and agency          fixed-income securities other                    such bonds are held by the Fund,
obligations, and mortgage-backed    than short-term commercial paper and             without regard to the maturities of
securities, without regard to the   preferred stock. The Fund's assets include its   such securities. The Fund's assets
maturities of such securities. The  net assets plus any borrowing for investment     include its net assets plus any
Fund's assets include its net       purposes.                                        borrowing for investment
assets plus any borrowing for                                                        purposes.
investment purposes.
--------------------------------------------------------------------------------------------------------------------------
..  Zero-coupon securities           .Foreign securities                              .Short-term money market
..  Mortgage-backed securities       .Short-term money market instruments               instruments
..  Short-term money                 .Zero-coupon securities                          .Illiquid securities
   market instruments               .Equity securities
..  Equity securities
..  Foreign securities
--------------------------------------------------------------------------------------------------------------------------
..  Defensive instruments            .Defensive instruments                           .Defensive instruments
..  Securities lending (up to 33%)   .Securities lending (up to 33%)                  .Derivatives
..  Borrowing for temporary          .Borrowing for temporary or                      .Securities lending (up to 33%)
   or emergency purposes (up          emergency purposes (up to 33 1/3%)             .Borrowing for temporary or
   to 33 1/3%)                                                                         emergency purposes (up to 5%)
--------------------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:                    PRINCIPAL RISKS:                                 PRINCIPAL RISKS:
..  bond market volatility           .bond market volatility                          .securities selection
..  credit quality                   .credit quality                                  .interest rate fluctuations
..  interest rate fluctuations       .interest rate fluctuations                      .credit quality
..  foreign exposure                 .foreign exposure                                .bond market volatility
..  securities selection             .securities selection                            NON-PRINCIPAL RISKS:
NON-PRINCIPAL RISK:                 NON-PRINCIPAL RISKS:                             .illiquidity
..  illiquidity                      .illiquidity                                     .prepayment
                                                                                     .derivatives
                                                                                     .hedging
--------------------------------------------------------------------------------------------------------------------------

         More Information About the Funds

       GLOSSARY

       The two best-known debt rating agencies are Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's or determined to be of comparable quality by the Adviser.
INVESTMENT TERMINOLOGY

CAPITAL APPRECIATION is growth of the value of an investment.

PRESERVATION OF CAPITAL means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

TOTAL RETURN is achieved through both growth of capital and income.

FIXED-INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed-income security is obligated to make payments on this security ahead of other payments to security holders. An INVESTMENT GRADE fixed-income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).

A BOND includes all fixed-income securities other than short-term commercial paper and preferred stock.

A HIGH YIELD BOND is a high risk bond that does not meet the credit quality standards of investment grade securities.

U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

A MUNICIPAL BOND is a debt obligation of a state or local government entity, which may support general governmental needs or special projects.

ASSET-BACKED SECURITIES issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

MORTGAGE-BACKED SECURITIES directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

SHORT-TERM MONEY MARKET INSTRUMENTS include short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. Government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues. Shares of the Fund itself are not guaranteed or insured by the U.S. government or any government entity.

FOREIGN SECURITIES are issued by companies located outside of the United States and include securities issued by companies located in emerging markets and foreign debt obligations. Foreign securities may include American Depositary Receipts (ADRS) or other similar securities that convert into foreign securities such as European Depository Receipts (EDRS) and Global Depository Receipts (GDRS).

ILLIQUID SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

A DERIVATIVE INSTRUMENT is a contract, such as an option or a future, whose value is based on the performance of an underlying financial instrument.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money at an agreed-upon price that may depend on the performance of one or more underlying assets or a market or economic index.

A ZERO-COUPON SECURITY is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

EQUITY SECURITIES. Include common and preferred stocks, convertible securities, warrants and rights.

WHEN-ISSUED/DELAYED DELIVERY TRANSACTIONS generally involve the purchase or sale of a security with payment and delivery at some time in the future--i.e. beyond normal settlement.

SECURITIES LENDING involves a loan of securities by a Fund in exchange for cash or collateral. The Fund earns interest on the loan while retaining ownership of the security.

A Fund may BORROW for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund's return.

FUTURE DEVELOPMENTS refer to securities and other instruments which do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as appropriate to discuss any such new investments.

RISK TERMINOLOGY

BOND MARKET VOLATILITY: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

SECURITIES SELECTION: A strategy used by a Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue HIGH YIELD or "JUNK" BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

FOREIGN EXPOSURE: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. Historical experience indicates that the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

DERIVATIVES: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. The Funds are not required to engage in hedging.

         Fund Management


ADVISER. AIG SunAmerica Asset Management Corp. ("SunAmerica") selects and manages the investments, provides various administrative services, and supervises the daily business affairs of each Fund, except to the extent it has delegated portfolio management of a Fund to a subadviser. SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica was organized in 1982 under the laws of Delaware, and managed,
advised or administered approximately $   billion of assets as of June 31,
2005. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Focused Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II, SunAmerica Series Trust and AIG Series Trust.



For the fiscal year ended March 31, 2005, each Fund paid the Adviser a fee equal to the following percentage of average daily net assets:


             Fund                Fee
             ----                ---

Core Bond Fund                  0.57%

U.S. Government Securities Fund 0.64%

GNMA Fund                       0.46%

Strategic Bond Fund             0.65%

High Yield Bond Fund            0.74%

Tax Exempt Insured Fund         0.50%




AIG Global Investment Corp. ("AIGGIC") is Subadviser to the Core Bond Fund, Strategic Bond Fund, High Yield Bond Fund and the Tax Exempt Insured Fund. AIGGIC is located at 70 Pine Street, New York, NY 10270, and is responsible for investment decisions of the Funds. AIGGIC is an AIG SunAmerica affiliate and is a part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international companies (including AIGGIC), which provide investment advice, and market asset management products and services to clients around the world. As of March 31, 2005, AIGGIG managed approximately $493 billion, of which approximately $421 billion relates to AIG affiliates and $72 billion relates to client assets. These figures do not include assets sub-advised to third party managers. SunAmerica, and not the Funds, compensates AIGGIC for its services.



Portfolio Managers



U.S. Government Securities Fund and the GNMA Fund. Michael Cheah is the portfolio manager for the U.S. Government Securities Fund and the GNMA Fund and is primarily responsible for the day-to-day management of the Funds. Mr. Cheah joined SAAMCo in July 1999 as Vice President and Portfolio Manager responsible for all investment grade fixed income portfolios then managed by SAAMCo. Prior to joining SAAMCo, Mr. Cheah worked for the Monetary Authority of Singapore ("MAS") for 17 years in the Global Fixed income department. Most recently he served as the Director of the U.S. Bond Division, Markets and Investment Department, and representative of MAS' New York office where his responsibilities included the management of foreign echange reserves and the overseeing of external relationships with financial and governmental institutions in the United States.



Mr. Cheah received a bachelor of arts in Business Administration from the University of Singapore and Masters of Science in management from the London Business School, where he was a Sloan Fellow. Mr. Cheah is also a Chartered Financial Analyst and Financial Risk Manager.



Core Bond Fund. Rich Mercante is the portfolio manager for the Core Bond Fund, and is primarily responsible for the day-to-day management of the Fund. Mr. Mercante is Head of Investment Grade Fixed Income, Global Emerging Markets Dept, and Securities Lending, AIGGIG, Mr. Mercante is a member of Global Asset Allocation Committee ("GAAC") where he participates in investment policy discussions and decisions. Prior to joining AIGGIG in 1994, Mr. Mercante spent eight years at Dean Witter InterCapital as a Senior Portfolio Manager responsible for managing the Dean Witter Strategist Fund, as well as the fixed income assets of institutional clients. He began his career as an accountant and a foreign exchange analyst at Smith Barney Harris Upham and Salomon Brothers, respectively. Mr. Mercante holds BS degree in Finance from the Pennsylvania State University and an MBA degree in Finance from Fordham Graduate School of Business. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and a member of the Fixed Income Analyst Society. He also holds Series 7, 63 and 65 licenses.



Strategic Bond Fund. Steven Guterman is the portfolio manager of the Strategic Bond Fund, and is primarily responsible for the day-to-day management of the Fund. He is Senior Managing Director of AIGGIC, having joined in 2001. From 1998 to 2001, he was an employee of American General Investment Management, L.P., where he was Executive Vice President. Mr. Guterman served as Managing Director of Salomon Brothers, Inc. from 1996 to 1998 and as Senior Portfolio Manager and head of the U.S. Fixed Income Portfolio Group from 1990 to 1998.





High Yield Bond Fund. Gordon Massie is the head of the team which manages the High Yield Bond Fund. Mr. Massie a Managing Director of AIGGIC and is primarily responsible for the day-to-day management of the Fund. Mr. Massie joined AIG Global Investment Group with the acquisition of American General Investment Management (AGIM) in 2001. He is responsible for the management of the Leveraged Finance Group, which includes high yield bonds, leveraged bank loans, workouts, and distressed investments. At

AGIM, he was Executive Vice President and Head of High Yield Bonds. Prior to joining AGIM in 1985, Mr. Massie was Vice President of corporate finance at Prudential Capital Corporation, a subsidiary of The Prudential Insurance Company of America. Previously, he had served as a Vice President of corporate lending for Texas Commerce Bank. Mr. Massie began his career in 1974 at Travelers Insurance Company where he was a group insurance representative. Mr. Massie received a BA degree in economics and an MBA degree from The University of California, Berkeley.



Tax Exempt Insured Fund. Bill Fish is the portfolio manager for the Tax Exempt Insured Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Fish is a Managing Director and head of the Tax-Exempt Fixed Income Group at AIGGIC. Prior to joining AIG in 1996, Mr. Fish spent 20 years as a sell-side research analyst, managing the municipal research group at Donaldson, Lufkin & Jenrette and then co-managing the research group ABN AMRO Securities
(USA).


DISTRIBUTOR. AIG SunAmerica Capital Services, Inc. distributes each Fund's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund's Class A, Class B and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

ADMINISTRATOR. AIG SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class C, Class I and Class X shares. For Class Z, the Administrator receives reimbursements from the Funds of its costs, which include all direct transfer agency fees and out-of-pocket expenses allocated to providing services to Class Z shares.

The Adviser, Distributor and Administrator are all located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

         Financial Highlights

The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request.

CORE BOND FUND


                                                                Net gain
                                                                (loss) on
                                                               investments   Total    Dividends
                                         Net Asset    Net         (both       from    from net                  Net Asset
                                          Value,    invest-     realized    invest-    invest-  Return   Total   Value,
                                         beginning    ment         and        ment      ment      of    distri-  end of
Period Ended                             of period income/(1)/ unrealized) operations  income   capital butions  period
------------                             --------- ----------  ----------- ---------- --------- ------- ------- ---------
                                                                                                              Class A
                                                                                                               -------
11/01/99-10/31/00.......................  $ 9.85     $0.62       $(0.21)     $ 0.41    $(0.60)  $(0.06) $(0.66)  $ 9.60
11/01/00-10/31/01.......................    9.60      0.55         0.65        1.20     (0.51)      --   (0.51)   10.29
11/01/01-3/31/02#.......................   10.29      0.20        (0.48)      (0.28)    (0.19)      --   (0.19)    9.82
4/01/02-3/31/03.........................    9.82      0.34         0.58        0.92     (0.42)      --   (0.42)   10.32
4/01/03-3/31/04.........................   10.32      0.24         0.20        0.44     (0.27)      --   (0.27)   10.49
4/01/04-3/31/05.........................
                                                                                                              Class B
                                                                                                               -------
11/01/99-10/31/00.......................  $ 9.85     $0.58       $(0.24)     $ 0.34    $(0.55)  $(0.05) $(0.60)  $ 9.59
11/01/00-10/31/01.......................    9.59      0.48         0.64        1.12     (0.45)      --   (0.45)   10.26
11/01/01-3/31/02#.......................   10.26      0.17        (0.49)      (0.32)    (0.16)      --   (0.16)    9.78
4/01/02-3/31/03.........................    9.78      0.31         0.55        0.86     (0.36)      --   (0.36)   10.28
4/01/03-3/31/04.........................   10.28      0.18         0.19        0.37     (0.19)      --   (0.19)   10.46
4/01/04-3/31/05.........................
                                                                                                             Class C*
                                                                                                              --------
11/01/99-10/31/00.......................  $ 9.85     $0.57       $(0.23)     $ 0.34    $(0.55)  $(0.05) $(0.60)  $ 9.59
11/01/00-10/31/01.......................    9.59      0.48         0.64        1.12     (0.45)      --   (0.45)   10.26
11/01/01-3/31/02#.......................   10.26      0.18        (0.49)      (0.31)    (0.16)      --   (0.16)    9.79
4/01/02-3/31/03.........................    9.79      0.31         0.56        0.87     (0.36)      --   (0.36)   10.30
4/01/03-3/31/04.........................   10.30      0.18         0.19        0.37     (0.19)      --   (0.19)   10.48
4/01/04-3/31/05.........................
                                                                                                              Class I
                                                                                                               -------
11/01/00-10/31/01.......................  $ 9.62     $0.57       $ 0.65      $ 1.22    $(0.52)  $   --  $(0.52)  $10.32
11/01/01-3/31/02#.......................   10.32      0.21        (0.52)      (0.31)    (0.19)      --   (0.19)    9.82
2/01/02-3/31/03.........................    9.82      0.40         0.55        0.95     (0.44)      --   (0.44)   10.33
4/01/03-3/31/04.........................   10.33      0.20         0.24        0.44     (0.27)      --   (0.27)   10.50
4/01/04-3/31/04.........................
                                                                                                             Class Z*
                                                                                                              --------
11/01/00-10/31/01.......................  $ 9.60     $0.59       $ 0.65      $ 1.24    $(0.55)  $   --  $(0.55)  $10.29
11/01/01-3/31/02#.......................   10.29      0.21        (0.47)      (0.26)    (0.21)      --   (0.21)    9.82
4/01/02-3/31/03.........................    9.82      0.47         0.53        1.00     (0.49)      --   (0.49)   10.33
4/01/03-3/31/04.........................   10.33      0.32         0.18        0.50     (0.33)      --   (0.33)   10.50
4/01/04-3/31/05.........................




                                                                                 Ratio of net
                                                     Net Assets,   Ratio of       investment
                                                       end of      expenses         income
                                           Total       period     to average      to average      Portfolio
Period Ended                             Return/(2)/   (000's)    net assets      net assets      turnover
------------                             ----------  ----------- ----------      ------------     ---------


11/01/99-10/31/00.......................    4.35%     $  3,858      1.29%/(4)/       6.45%/(4)/       94%
11/01/00-10/31/01.......................   12.85         5,901      1.31/(4)/        5.51/(4)/       215
11/01/01-3/31/02#.......................   (2.77)        5,312      1.33/(3)(4)/     5.03/(3)(4)/     94
4/01/02-3/31/03.........................    9.58        21,260      1.33/(4)/        3.72/(4)/       179
4/01/03-3/31/04.........................    4.30       140,877      1.25/(4)/        2.50/(4)/       229
4/01/04-3/31/05.........................


11/01/99-10/31/00.......................    3.70%     $  4,937      1.95%/(4)/       5.95%/(4)/       94%
11/01/00-10/31/01.......................   11.93         6,444      1.97/(4)/        4.88/(4)/       215
11/01/01-3/31/02#.......................   (3.14)        3,220      1.98/(3)(4)/     4.36/(3)(4)/     94
4/01/02-3/31/03.........................    8.90         7,198      1.98/(4)/        3.15/(4)/       179
4/01/03-3/31/04.........................    3.68         5,683      1.92/(4)/        1.75/(4)/       229
4/01/04-3/31/05.........................


11/01/99-10/31/00.......................    3.70%     $  2,778      1.95%/(4)/       5.84%/(4)/       94%
11/01/00-10/31/01.......................   11.93         4,541      1.97/(4)/        4.79/(4)/       215
11/01/01-3/31/02#.......................   (3.04)        3,772      1.98/(3)(4)/     4.39/(3)(4)/     94
4/01/02-3/31/03.........................    9.00         5,598      1.98/(4)/        3.13/(4)/       179
4/01/03-3/31/04.........................    3.68         5,352      1.93/(4)/        1.77/(4)/       229
4/01/04-3/31/05.........................


11/01/00-10/31/01.......................   13.01%     $ 22,782      1.22%/(4)/       5.68%/(4)/      215%
11/01/01-3/31/02#.......................   (3.01)       21,707      1.23/(3)(4)/     5.12/(3)(4)/     94
2/01/02-3/31/03.........................    9.80        20,617      1.24/(4)/        3.98/(4)/       179
4/01/03-3/31/04.........................    4.35         3,092      1.23/(4)/        2.39/(4)/       229
4/01/04-3/31/04.........................


11/01/00-10/31/01.......................   13.37%     $323,570      0.97%/(4)/       5.97%/(4)/      215%
11/01/01-3/31/02#.......................   (2.57)      297,081      0.74/(3)(4)/     5.62/(3)(4)/     94
4/01/02-3/31/03.........................   10.38       268,226      0.67             4.56            179
4/01/03-3/31/04.........................    4.92        72,043      0.66/(4)/        2.97/(4)/       229
4/01/04-3/31/05.........................

--------
* In conjunction with the reorganization on November 16, 2001, Class C was redesignated as Class II and Class II was redesignated as Class Z. Effective February 23, 2004, Class II was redesignated to Class C.
@ Inception date of class.
# Effective November 16, 2001, the SunAmerica Core Bond, a newly created portfolio of the SunAmerica Income Funds, acquired all the assets and liabilities of the North American Core Bond Fund.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3) Annualized
(4) Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):


                       10/31/01 3/31/02/(3)/ 3/31/03 3/31/04 3/31/05
                       -------- -----------  ------- ------- -------
Core Bond Fund Class A   0.04%     0.19%      0.11%   0.10%      %
Core Bond Fund Class B   0.03      0.32       0.23    0.15
Core Bond Fund Class C   0.04      0.32       0.18    0.14
Core Bond Fund Class I   0.03      0.13       0.05    0.05
Core Bond Fund Class Z   0.03      0.02         --    0.02

U.S. GOVERNMENT SECURITIES FUND


                                                                      Net gain
                                                                      (loss) on
                                                                     investments   Total    Dividends
                                              Net Asset                 (both       from    from net          Net Asset
                                               Value,      Net        realized    invest-    invest-   Total   Value,
                                              beginning investment       and        ment      ment    distri-  end of
Period Ended                                  of period income/(1)/  unrealized) operations  income   butions  period
------------                                  --------- ----------   ----------- ---------- --------- ------- ---------
                                                                                                               Class A
                                                                                                               -------
3/31/01......................................   $8.31     $0.45        $ 0.60      $1.05     $(0.45)  $(0.45)   $8.91
3/31/02......................................    8.91      0.37/(5)/    (0.08)      0.29      (0.40)   (0.40)    8.80
3/31/03......................................    8.80      0.37          0.86       1.23      (0.40)   (0.40)    9.63
3/31/04......................................    9.63      0.30          0.01       0.31      (0.30)   (0.30)    9.64
3/31/05......................................
                                                                                                               Class B
                                                                                                               -------
3/31/01......................................   $8.31     $0.39        $ 0.61      $1.00     $(0.40)  $(0.40)   $8.91
3/31/02......................................    8.91      0.31/(5)/    (0.08)      0.23      (0.34)   (0.34)    8.80
3/31/03......................................    8.80      0.30          0.87       1.17      (0.33)   (0.33)    9.64
3/31/04......................................    9.64      0.24          0.01       0.25      (0.24)   (0.24)    9.65
3/31/05......................................
                                                                                                              Class C*
                                                                                                               --------
3/31/01......................................   $8.32     $0.37        $ 0.61      $0.98     $(0.39)  $(0.39)   $8.91
3/31/02......................................    8.91      0.29/(5)/    (0.09)      0.20      (0.32)   (0.32)    8.79
3/31/03......................................    8.79      0.30          0.87       1.17      (0.33)   (0.33)    9.63
3/31/04......................................    9.63      0.24          0.01       0.25      (0.24)   (0.24)    9.64
3/31/05......................................




                                                                                    Ratio of net
                                                          Net Assets,  Ratio of      investment
                                                            end of     expenses        income
                                                Total       period    to average     to average      Portfolio
Period Ended                                  Return/(2)/   (000's)   net assets     net assets      turnover
------------                                  ----------  ----------- ----------    ------------     ---------


3/31/01......................................   13.06%     $169,524      1.49%          5.27%          1,561%
3/31/02......................................    3.25       187,615      1.42           4.12/(5)/        570
3/31/03......................................   14.14       210,848      1.12/(4)/      3.88/(4)/        614
3/31/04......................................    3.29       204,618      0.99/(4)/      3.14/(4)/        256
3/31/05......................................


3/31/01......................................   12.29%     $ 32,085      2.17%          4.59%          1,561%
3/31/02......................................    2.55        38,878      2.09/(4)/      3.42/(4)(5)/     570
3/31/03......................................   13.51        62,595      1.76/(4)/      3.20/(4)/        614
3/31/04......................................    2.62        36,605      1.64/(4)/      2.45/(4)/        256
3/31/05......................................


3/31/01......................................   12.10%     $  3,303      2.20%/(4)/     4.48%/(4)/     1,561%
3/31/02......................................    2.40        12,209      2.10/(4)/      3.33/(4)(5)/     570
3/31/03......................................   13.52        24,322      1.75/(4)/      3.18/(4)/        614
3/31/04......................................    2.62        15,139      1.64/(4)/      2.45/(4)/        256
3/31/05......................................

--------
* Effective February 23, 2004, Class II was redesignated to Class C.
@ Inception date of class.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3) Annualized
(4) Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):

                                        3/31/01 3/31/02 3/31/03 3/31/04 3/31/05
                                        ------- ------- ------- ------- -------
U.S. Government Securities Fund Class A    --%     --%   0.21%   0.37%       %
U.S. Government Securities Fund Class B    --    0.01    0.23    0.37
U.S. Government Securities Fund Class C  1.18    0.16    0.27    0.38

(5) The Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The per share effect of this change for the year ended March 31, 2002 on investment income and realized and unrealized gains and losses was less than $0.01 per share for all classes of shares. The effect of this change was to decrease the ratio of net investment income to average net assets by 0.11% for all classes of shares. Per share data and ratios for periods prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

         Financial Highlights

GNMA FUND


                                                       Net gain
                                                       (loss) on                       Distri-
                                                      investments            Dividends butions
                               Net Asset    Net          (both    Total from from net    from           Net Asset
                                Value,    invest-      realized    invest-    invest-    net     Total   Value,
                               beginning    ment          and        ment      ment    realized distri-  end of     Total
Period Ended                   of period income/(1)/  unrealized) operations  income    gains   butions  period   Return/(2)/
------------                   --------- ----------   ----------- ---------- --------- -------- ------- --------- ----------
                                                                                                           Class A
                                                                                                           -------
3/31/01.......................  $10.42     $0.61        $ 0.72      $1.33     $(0.62)   $(0.01) $(0.63)  $11.12     13.10%
3/31/02.......................   11.12      0.51/(6)/    (0.03)      0.48      (0.51)    (0.32)  (0.83)   10.77      4.45
3/31/03.......................   10.77      0.37          0.93       1.30      (0.42)    (0.11)  (0.53)   11.54     12.29
3/31/04.......................   11.54      0.28          0.07       0.35      (0.31)    (0.20)  (0.51)   11.38      3.06
3/31/05.......................
                                                                                                           Class B
                                                                                                           -------
3/31/01.......................  $10.44     $0.53        $ 0.74      $1.27     $(0.55)   $(0.01) $(0.56)  $11.15     12.45%
3/31/02.......................   11.15      0.44/(6)/    (0.03)      0.41      (0.44)    (0.32)  (0.76)   10.80      3.78
3/31/03.......................   10.80      0.30          0.93       1.23      (0.35)    (0.11)  (0.46)   11.57     11.54
3/31/04.......................   11.57      0.21          0.06       0.27      (0.23)    (0.20)  (0.43)   11.41      2.39
3/31/05.......................
                                                                                                          Class C*
                                                                                                           --------
3/31/01.......................  $10.46     $0.49        $ 0.77      $1.26     $(0.55)   $(0.01) $(0.56)  $11.16     12.33%
3/31/02.......................   11.16      0.44/(6)/    (0.03)      0.41      (0.44)    (0.32)  (0.76)   10.81      3.78
3/31/03.......................   10.81      0.29          0.94       1.23      (0.35)    (0.11)  (0.46)   11.58     11.53
3/31/04.......................   11.58      0.20          0.07       0.27      (0.23)    (0.20)  (0.43)   11.42      2.39
3/31/05.......................
                                                                                                           Class X
                                                                                                           -------
3/19/02-3/31/02@..............  $10.80     $0.02/(6)/   $(0.01)     $0.01     $(0.02)   $   --  $(0.02)  $10.79      0.08%
3/31/03.......................   10.79      0.36          0.95       1.31      (0.44)    (0.11)  (0.55)   11.55     12.36
3/31/04.......................   11.55      0.32          0.06       0.38      (0.34)    (0.20)  (0.54)   11.39      3.31
3/31/05.......................




                                                                  Ratio of net
                               Net Assets,     Ratio of            investment
                                 end of        expenses              income
                                 period       to average           to average          Portfolio
Period Ended                     (000's)      net assets           net assets           trnover
------------                   ----------- ----------          ------------            ---------


3/31/01.......................  $ 72,092      0.99%/(5)/           5.78%/(5)/             833%
3/31/02.......................   118,440      0.99/(4)(5)/         4.61/(4)(5)(6)/        537
3/31/03.......................   255,096      0.99/(5)/            3.36/(5)/              421
3/31/04.......................   337,467      0.99/(5)/            2.51/(5)/              213
3/31/05.......................


3/31/01.......................  $ 38,190      1.64%/(5)/           5.11%/(5)/             833%
3/31/02.......................    90,011      1.64/(4)(5)/         3.96/(4)(5)(6)/        537
3/31/03.......................   189,323      1.64/(5)/            2.71/(5)/              421
3/31/04.......................   136,923      1.64/(5)/            1.77/(5)/              213
3/31/05.......................


3/31/01.......................  $ 15,851      1.64%/(5)/           4.99%/(5)/             833%
3/31/02.......................    36,258      1.64/(4)(5)/         3.96/(4)(5)(6)/        537
3/31/03.......................   137,173      1.64/(5)/            2.59/(5)/              421
3/31/04.......................    88,184      1.64/(5)/            1.74/(5)/              213
3/31/05.......................


3/19/02-3/31/02@..............  $    106      0.89%/(3)(4)(5)/     3.84%/(3)(4)(5)(6)/    537%
3/31/03.......................     4,107      0.78/(5)/            3.31/(5)/              421
3/31/04.......................     8,441      0.75/(5)/            2.88/(5)/              213
3/31/05.......................

--------
* Effective February 23, 2004, Class II was redesignated to Class C.
@ Inception date of class.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3) Annualized
(4) The ratios reflect an expense cap of 0.99%, 1.64% and 1.64% for Class A, Class B and Class C, respectively, which are net of custody credits of 0.01% for Class A, Class B, and Class C or waivers/reimbursements if applicable. Custody credits for Class X are less than 0.01%.
(5) Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):


                  3/31/01  3/31/02    3/31/03 3/31/04 3/31/05
                  ------- -------     ------- ------- -------
GNMA Fund Class A  0.30%    0.19%      0.13%   0.18%       %
GNMA Fund Class B  0.33     0.19       0.14    0.16
GNMA Fund Class C  0.62     0.21       0.13    0.16
GNMA Fund Class X    --    56.17/(3)/  0.37    0.03


(6) The Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The per share effect of this change for the year ended March 31, 2002 on investment income and realized and unrealized gains and losses was less than $0.01 per share on all classes of shares. The effect of this change was to decrease the ratio of net investment income to average net assets by 0.03% for all classes of shares. Per share data and ratios for periods prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

STRATEGIC BOND FUND**


                                             Net gain
                                            (loss) on
                                           investments     Total    Dividends  Dividends
                  Net Asset      Net          (both        from     from net    from net                    Net Asset
                    Value,     inves-        realized     invest-    invest-    realized    Return   Total   Value,
Period            beginning     tment          and         ment       ment      gain on       of    distri-  end of
Ended             of period+ income/(1)+/  unrealized)+ operations+  income+  investments+ capital+ butions  period+
------            ---------- -----------   ------------ ----------- --------- ------------ -------- ------- ---------
                                                                                                      Class A
       -                                                                                              -------
11/01/99-10/31/00   $3.29       $0.28         $(0.14)      $0.14     $(0.26)      $ --      $(0.04) $(0.30)   $3.13
11/01/00-10/31/01    3.13        0.28          (0.09)       0.19      (0.28)        --          --   (0.28)    3.04
11/01/01-3/31/02.    3.04        0.11/(6)/     (0.03)       0.08      (0.12)        --          --   (0.12)    3.00
4/01/02-3/31/03..    3.00        0.20           0.06        0.26      (0.18)        --          --   (0.18)    3.08
4/01/03-3/31/04..    3.08        0.21           0.33        0.54      (0.21)        --          --   (0.21)    3.41
                                                                                                      Class B
       -                                                                                              -------
11/01/99-10/31/00   $3.30       $0.26         $(0.14)      $0.12     $(0.24)      $ --      $(0.04) $(0.28)   $3.14
11/01/00-10/31/01    3.14        0.26          (0.09)       0.17      (0.26)        --          --   (0.26)    3.05
11/01/01-3/31/02.    3.05        0.10/(6)/     (0.04)       0.06      (0.11)        --          --   (0.11)    3.00
4/01/02-3/31/03..    3.00        0.18           0.06        0.24      (0.16)        --          --   (0.16)    3.08
4/01/03-3/31/04..    3.08        0.19           0.33        0.52      (0.19)        --          --   (0.19)    3.41
                                                                                                      Class C*
       -                                                                                              --------
11/01/99-10/31/00   $3.31       $0.26         $(0.16)      $0.10     $(0.24)      $ --      $(0.03) $(0.27)   $3.14
11/01/00-10/31/01    3.14        0.26          (0.09)       0.17      (0.26)        --          --   (0.26)    3.05
11/01/01-3/31/02.    3.05        0.10/(6)/     (0.03)       0.07      (0.11)        --          --   (0.11)    3.01
4/01/02-3/31/03..    3.01        0.19           0.05        0.24      (0.16)        --          --   (0.16)    3.09
4/01/03-3/31/04..    3.09        0.19           0.34        0.53      (0.20)        --          --   (0.20)    3.42
                                                                                                      Class I
       -                                                                                              -------
11/01/00-10/31/01   $3.13       $0.29         $(0.09)      $0.20     $(0.29)      $ --      $   --  $(0.29)   $3.04
11/01/01-3/31/02.    3.04        0.11/(6)/     (0.03)       0.08      (0.12)        --          --   (0.12)    3.00
4/01/02-3/31/03..    3.00        0.21           0.06        0.27      (0.19)        --          --   (0.19)    3.08
4/01/03-3/31/04..    3.08        0.21           0.34        0.55      (0.22)        --          --   (0.22)    3.41




                                                                 Ratio of net
                               Net Assets,    Ratio of            investment
                                 end of       expense               income
Period              Total        period      to average           to average         Portfolio
Ended             Return/(2)/    (000's)     net assets           net assets         turnover
------            ----------   ----------- ----------         ------------           ---------

       -
11/01/99-10/31/00    4.09%       $ 6,439      1.55%/(5)/          8.70%/(5)/            46%
11/01/00-10/31/01    6.48          8,478      1.57/(5)/           9.07/(5)/             49
11/01/01-3/31/02.    2.46         35,365      1.52/(3)(4)(5)/     8.09/(3)(4)(5)(6)/    99
4/01/02-3/31/03..    9.07/(7)/    37,136      1.62/(8)/           6.93/(8)/             65
4/01/03-3/31/04..   18.04         43,840      1.55/(5)(9)/        6.41/(9)/             69

       -
11/01/99-10/31/00    3.33%       $15,131      2.20%/(5)/          8.00%/(5)/            46%
11/01/00-10/31/01    5.65          9,964      2.21/(5)/           8.41/(5)/             49
11/01/01-3/31/02.    2.05         26,892      2.19/(3)(4)(5)/     7.48/(3)(4)(5)(6)/    99
4/01/02-3/31/03..    8.36/(7)/    27,879      2.28/(8)/           6.26/(8)/             65
4/01/03-3/31/04..   17.29         36,110      2.19/(5)(9)/        5.76/(9)/             69

       -
11/01/99-10/31/00    3.32%       $13,056      2.20%/(5)/          8.04%/(5)/            46%
11/01/00-10/31/01    5.65         11,461      2.22/(5)/           8.41/(5)/             49
11/01/01-3/31/02.    2.25         14,289      2.22/(3)(4)(5)/     7.34/(3)(4)(5)(6)/    99
4/01/02-3/31/03..    8.47/(7)/    14,423      2.17/(5)(8)/        6.37/(5)(8)/          65
4/01/03-3/31/04..   17.43         22,064      2.16/(5)(9)/        5.78/(5)(9)/          69

       -
11/01/00-10/31/01    6.63%       $ 2,811      1.46%/(5)/          9.17%/(5)/            49%
11/01/01-3/31/02.    2.59          2,872      1.44/(3)(4)(5)/     8.13/(3)(4)(5)(6)/    99
4/01/02-3/31/03..    9.29/(7)/     3,145      1.42/(5)(8)/        7.13/(8)(5)/          65
4/01/03-3/31/04..   18.38          3,725      1.44/(5)(9)/        6.52/(5)(9)/          69

--------
* In conjunction with the reorganization on November 16, 2001, Class C was redesignated as Class II. Effective February 23, 2004, Class II was redesignated to Class C.
** The financial information for the fiscal periods prior to November 16, 2001 reflect the financial information of the North American Strategic Income Fund, which was reorganized in SunAmerica Strategic Bond Fund on that date.
+ Prior to the fund merger, the North American Strategic Income Fund issued a stock split. The per share information for all periods prior to the stock split have been restated. For amounts reflecting activity subsequent to November 16, 2001, no restatement was necessary.
@ Inception date of the class.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3) The ratios reflect an expense cap of 2.22%, and 1.44% for Class C and Class I, respectively, which is net of custody credits of 0.02% for these classes. Class A and Class B are gross of custody credits of 0.03% for the period ended March 31, 2002.
(4) Annualized
(5) Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):


                            10/31/00    10/31/01 03/31/02/(4)/ 3/31/03 3/31/04 3/31/05
             -              --------    -------- ------------  ------- ------- -------
Strategic Bond Fund Class A   0.32%       0.17%      0.01%        --%   0.02%       %
Strategic Bond Fund Class B   0.32        0.18       0.01         --    0.02
Strategic Bond Fund Class C   0.32        0.17       0.08       0.11    0.02
Strategic Bond Fund Class I   0.26/(4)/   0.18       0.24       0.48    0.12


(6) The Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002 on net investment income and realized and unrealized gains and losses was less than $0.01 per share for all classes. The effect of this change on the ratio of net investment income to average net asset was less than 0.01% for all classes. Per share data and ratios for the periods prior to March 31, 2002 have not been restated to reflect this change in accounting policy.
(7) Total return for each class was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions (See Note 4).
(8) Gross of custody credits of 0.01%.
(9) Gross of custody credits of 0.02%.

         Financial Highlights

HIGH YIELD BOND FUND**


                                             Net gain
                                            (loss) on
                                           investments
                  Net Asset                   (both                 Dividends          Net Asset             Net Assets,
                    Value,       Net         realized   Total from   from net   Total   Value,                 end of
Period            beginning  investment        and      investment  investment distri-  end of     Total       period
Ended             of period+ income/(1)+/  unrealized)+ operations+  income+   butions  period+  Return/(2)/   (000's)
------            ---------- -----------   ------------ ----------- ---------- ------- --------- ----------  -----------
                                                                                           Class A
                                                                                           -------
11/01/99-10/31/00   $5.31       $0.50         $(0.49)     $ 0.01      $(0.50)  $(0.50)   $4.82      0.04%      $   286
11/01/00-10/31/01    4.82        0.44          (0.55)      (0.11)      (0.46)   (0.46)    4.25     (2.23)          722
11/01/01-3/31/02.    4.25        0.18/(6)/     (0.11)       0.07       (0.19)   (0.19)    4.13      1.67        59,075
4/01/02-3/31/03..    4.13        0.37          (0.49)      (0.12)      (0.35)   (0.35)    3.66     (2.45)       66,521
4/01/03-3/31/04..    3.66        0.33           0.60        0.93       (0.36)   (0.36)    4.23     26.05        93,818
                                                                                           Class B
                                                                                           -------
11/01/99-10/31/00   $5.32       $0.46         $(0.50)     $(0.04)     $(0.46)  $(0.46)   $4.82     (0.83)%     $ 1,594
11/01/00-10/31/01    4.82        0.41          (0.54)      (0.13)      (0.43)   (0.43)    4.26     (2.84)        2,911
11/01/01-3/31/02.    4.26        0.16/(6)/     (0.11)       0.05       (0.18)   (0.18)    4.13      1.23        67,599
4/01/02-3/31/03..    4.13        0.35          (0.49)      (0.14)      (0.33)   (0.33)    3.66     (3.06)       57,596
4/01/03-3/31/04..    3.66        0.31           0.60        0.91       (0.33)   (0.33)    4.24     25.55        73,751
                                                                                          Class C*
                                                                                           --------
11/01/00-10/31/01   $4.83       $0.40         $(0.52)     $(0.12)     $(0.44)  $(0.44)   $4.27     (2.84)%     $ 2,274
11/01/01-3/31/02.    4.27        0.17/(6)/     (0.11)       0.06       (0.18)   (0.18)    4.15      1.43        20,670
4/01/02-3/31/03..    4.15        0.34          (0.48)      (0.14)      (0.33)   (0.33)    3.68     (2.97)       27,814
4/01/03-3/31/04..    3.68        0.30           0.60        0.90       (0.33)   (0.33)    4.25     25.14        52,868
                                                                                          Class Z*
                                                                                           --------
11/01/99-10/31/00   $5.32       $0.54         $(0.51)     $ 0.03      $(0.52)  $(0.52)   $4.83      0.30%      $62,702
11/01/00-10/31/01    4.83        0.47          (0.57)      (0.10)      (0.48)   (0.48)    4.25     (2.07)       61,451
11/01/01-3/31/02.    4.25        0.19/(6)/     (0.11)       0.08       (0.20)   (0.20)    4.13      1.98        62,245
4/01/02-3/31/03..    4.13        0.39          (0.49)      (0.10)      (0.37)   (0.37)    3.66     (1.84)       61,439
4/01/03-3/31/04..    3.66        0.36           0.59        0.95       (0.38)   (0.38)    4.23     26.83        77,951




                                        Ratio of net
                     Ratio of            investment
                     expense             income to
Period              to average            average           Portfolio
Ended               net assets           net assets         turnover
------            ----------         ------------           ---------


11/01/99-10/31/00    1.38%/(5)/         10.13%/(5)/             57%
11/01/00-10/31/01    1.57/(5)/           9.73/(5)/              83
11/01/01-3/31/02.    1.48/(3)(4)/        9.56/(3)(4)(6)/        61
4/01/02-3/31/03..    1.56               10.26                  117
4/01/03-3/31/04..    1.49                8.15                  126


11/01/99-10/31/00    2.10%/(5)/          9.41%/(5)/             57%
11/01/00-10/31/01    2.21/(5)/           9.17/(5)/              83
11/01/01-3/31/02.    2.12/(3)(4)/        8.91/(3)(4)(6)/        61
4/01/02-3/31/03..    2.18                9.63                  117
4/01/03-3/31/04..    2.14                7.52                  126


11/01/00-10/31/01    2.21%/(5)/          9.02%/(5)/             83%
11/01/01-3/31/02.    2.17/(3)(4)(5)/     8.86/(3)(4)(5)(6)/     61
4/01/02-3/31/03..    2.15/(5)/           9.67/(5)/             117
4/01/03-3/31/04..    2.11/(5)/           7.53/(5)/             126


11/01/99-10/31/00    0.96%/(5)/         10.41%/(5)/             57%
11/01/00-10/31/01    1.15/(5)/          10.45/(5)/              83
11/01/01-3/31/02.    0.93/(3)(4)(5)/    10.04/(3)(4)(5)(6)/     61
4/01/02-3/31/03..    0.92/(5)/          10.90/(5)/             117
4/01/03-3/31/04..    0.88                8.80/(5)/             126

--------
* In conjunction with the reorganization on November 16, 2001, Class C was redesignated as Class II and Class II was redesignated as Class Z. Effective February 23, 2004, Class II was redesignated to Class C.
** The financial information for the fiscal periods prior to November 16, 2001 reflect the financial information of the North American High Yield Bond Fund, which was reorganized in SunAmerica High Yield Bond Fund on that date.
+ Prior to the fund merger, the North American High Yield Bond Fund issued a stock split. The per share information for all periods prior to the stock split have been restated. For amounts subsequent to November 16, 2001, no restatement was necessary. See Note 2 for further discussion.
@ Inception date of class.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3) Gross of custody credits of 0.01%.
(4) Annualized
(5) Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):


                             10/31/00 10/31/01 3/31/02/(4)/ 3/31/03 3/31/04 3/31/05
             -               -------- -------- -----------  ------- ------- -------
High Yield Bond Fund Class A   0.43%    0.18%       --%        --%     --%      %
High Yield Bond Fund Class B   0.42     0.18        --         --      --
High Yield Bond Fund Class C     --     0.18      0.01       0.10    0.01
High Yield Bond Fund Class Z   0.60     0.18      0.03       0.03    0.00


(6) The Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002 on net investment income and realized and unrealized gains and losses was less than $0.01 per share for all classes. The effect of this change on the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for the years prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

TAX EXEMPT INSURED FUND


                                Net gain
                                (loss) on
                               investments
        Net Asset                 (both               Dividends                         Net Asset             Net Assets,
         Value,      Net        realized   Total from  from net  Distributions   Total   Value,                 end of
Period  beginning investment       and     investment investment    from net    distri-  end of     Total       period
Ended   of period income/(1)/  unrealized) operations   income   realized gains butions  period   Return/(2)/   (000's)
------  --------- ----------   ----------- ---------- ---------- -------------- ------- --------- ----------  -----------
                                                                                   Class A
  -                                                                                 -------
3/31/01  $12.37     $0.56        $ 0.66      $1.22      $(0.57)      $   --     $(0.57)  $13.02     10.08%      $72,394
3/31/02   13.02      0.52/(6)/    (0.30)      0.22       (0.52)          --      (0.52)   12.72      1.70        75,071
3/31/03   12.72      0.41          0.73       1.14       (0.43)       (0.09)     (0.52)   13.34      9.08        78,358
3/31/04   13.34      0.39          0.24       0.63       (0.37)       (0.44)     (0.81)   13.16      4.86        69,098
                                                                                   Class B
  -                                                                                 -------
3/31/01  $12.37     $0.47        $ 0.66      $1.13      $(0.48)      $   --     $(0.48)  $13.02      9.31%      $16,302
3/31/02   13.02      0.41/(6)/    (0.28)      0.13       (0.43)          --      (0.43)   12.72      0.95        18,090
3/31/03   12.72      0.32          0.73       1.05       (0.34)       (0.09)     (0.43)   13.34      8.30        19,031
3/31/04   13.34      0.30          0.23       0.53       (0.27)       (0.44)     (0.71)   13.16      4.10        16,632
                                                                                   Class C*
  -                                                                                --------
3/31/01  $12.37     $0.47        $ 0.66      $1.13      $(0.48)      $   --     $(0.48)  $13.02      9.32%      $   721
3/31/02   13.02      0.41/(6)/    (0.28)      0.13       (0.43)          --      (0.43)   12.72      0.99         4,095
3/31/03   12.72      0.31          0.74       1.05       (0.34)       (0.09)     (0.43)   13.34      8.32         6,451
3/31/04   13.34      0.30          0.24       0.54       (0.28)       (0.44)     (0.72)   13.16      4.14         5,803




                         Ratio of net
          Ratio of        investment
          expenses          income
Period   to average       to average        Portfolio
Ended    net assets       net assets        turnover
------  ----------      ------------        ---------

  -
3/31/01    1.26%            4.41%               24%
3/31/02    1.29/(3)/        3.99/(3)(6)/       140
3/31/03    1.24             3.12               195
3/31/04    1.26             2.90               131

  -
3/31/01    1.97%            3.71%               24%
3/31/02    2.04/(3)/        3.22/(3)(6)/       140
3/31/03    1.97             2.39               195
3/31/04    1.96             2.20               131

  -
3/31/01    1.95%/(5)/       3.73%/(5)/          24%
3/31/02    1.95/(3)(5)/     3.21/(3)(5)(6)/    140
3/31/03    1.95             2.40               195
3/31/04    1.95/(5)/        2.21/(5)/          131

--------
* Effective February 23, 2004, Class II was redesignated to Class C.
@ Inception date of class.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3) The ratios for Class C reflects an expense cap of 1.95%, which is net of custody credits of 0.01%. Ratios for Class A and Class B are gross of custody credits of 0.01%.
(4) Annualized
(5) Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):


                                3/31/00/(4)/ 3/31/01 3/31/02 3/31/03 3/31/04 3/31/05
               -                -----------  ------- ------- ------- ------- -------
Tax Exempt Insured Fund Class C    5.20%      1.59%   0.56%    --%    0.12%      %


(6) The Trust has adopted the provisions of the AICPA Audit and Accounting
    Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002 on net investment income and net realized and unrealized gains and losses was less than $0.01 per share for all classes. The effect of this change on the ratio of net investment income to average net assets was less than 0.01%. Per share date and ratios for the years prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

         For More Information

The following documents contain more information about the Funds and are available free of charge upon request:

   ANNUAL AND SEMIANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings.


   STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference, which means it is legally part of this document.


You may obtain copies of these documents or ask questions about the Funds by contacting: AIG SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our web site at www.sunamericafunds.com, or by calling your broker or financial advisor.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-4708

                             SUNAMERICA INCOME FUNDS
                       Statement of Additional Information

                                dated July , 2005


Harborside Financial Center                              General Marketing and
3200 Plaza 5                                             Shareholder Information
Jersey City, NJ 07311-4992                               (800) 858-8850

        SunAmerica Income Funds (the "Trust" or "Company") is a mutual fund consisting of six different investment funds: SunAmerica U.S. Government Securities Fund ("U.S. Government Securities Fund"), SunAmerica GNMA Fund ("GNMA Fund"), SunAmerica Strategic Bond Fund ("Strategic Bond Fund"), SunAmerica High Yield Bond Fund ("High Yield Bond Fund"), SunAmerica Tax Exempt Insured Fund ("Tax Exempt Insured Fund") and SunAmerica Core Bond Fund ("Core Bond Fund") (each, a "Fund" and collectively, the "Funds") and each Fund has distinct investment objectives and strategies.


        This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Trust's Prospectus dated July, 2005. The Prospectus is incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2004 annual report to shareholders. You may request a copy of the annual report and semi-annual report at no charge by calling (800) 858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.


                                TABLE OF CONTENTS


HISTORY OF THE FUNDS..........................................................2

INVESTMENT OBJECTIVES AND POLICIES............................................3

INVESTMENT RESTRICTIONS......................................................42

TRUSTEES AND OFFICERS........................................................44

ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR..........50

PROXY VOTING POLICIES AND PROCEDURES.........................................59

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES.....................67

FUND TRANSACTIONS AND BROKERAGE..............................................70

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES..........................72

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES........................76

EXCHANGE PRIVILEGE...........................................................76

DETERMINATION OF NET ASSET VALUE.............................................77

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................79

RETIREMENT PLANS.............................................................83

DESCRIPTION OF SHARES........................................................85

ADDITIONAL INFORMATION.......................................................87

FINANCIAL STATEMENTS.........................................................88

APPENDIX......................................................................1


        No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not be lawfully made.

        This Statement of Additional Information relates to the six different investment funds of the Trust, a Massachusetts business trust, which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The six Funds are: U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund, High Yield Bond Fund, Tax Exempt Insured Fund and Core Bond Fund.

                              HISTORY OF THE FUNDS

        The Trust was organized in 1986 as an open-end management investment company. All of the Funds are diversified within the meaning of the 1940 Act.

        The Trust consists of six Funds; each offers Class A, Class B and Class C shares. In addition, the GNMA Fund, the Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund offer Class I shares. The High Yield Bond Fund and the Core Bond Fund also offer Class Z shares. The GNMA Fund also offers Class X shares. Class C shares of High Yield Bond Fund commenced offering March 6, 1997, and were redesignated Class II shares on December 1, 1998. Class II shares of the U.S. Government Securities, GNMA, Strategic Income and Tax Exempt Insured Funds commenced offering on June 1, 1999. On July 28, 2000, SunAmerica Federal Securities Fund was renamed SunAmerica GNMA Fund. On November 16, 2001, SunAmerica High Income Fund was renamed SunAmerica High Yield Bond Fund and SunAmerica Diversified Income Fund was renamed SunAmerica Strategic Bond Fund.

        On August 22, 2001, the Trustees approved the creation of the Core Bond Fund. The Core Bond Fund is the survivor of a reorganization with the Core Bond Fund of North American Funds (the "Prior Core Bond Fund"). The offering of such Fund's Class A, B, II, I and Z shares commenced on November 16, 2001. On November 16, 2001, two other Funds also engaged in reorganizations. The High Income Fund reorganized with the High Yield Bond Fund of North American Funds (the "Prior High Yield Bond Fund") and changed its name to High Yield Bond

Fund. The Diversified Bond Fund reorganized with the Strategic Bond Fund of North American Funds (the "Prior Strategic Bond Fund") and changed its name to Strategic Bond Fund. For accounting purposes, each of the Prior High Yield Bond Fund and Prior Strategic Bond Fund is considered the survivor of the respective reorganization. This means that the High Yield Bond Fund and Strategic Bond Fund, from and after November 16, 2001, will adopt the financial statements and performance record of the Prior High Yield Bond Fund and Prior Strategic Bond Fund, respectively.

        On November 16, 2001 Class I shares for the GNMA Fund commenced offering. On March 19, 2002, Class X share of the GNMA Fund commenced offering.

        On January 15, 2004, the Trustees approved the redesignation of Class II shares as Class C Shares for each of Funds, effective February 20, 2004.

                       INVESTMENT OBJECTIVES AND POLICIES

        For a description of the objectives, or "goals," of each of the Funds, see "More Information About the Funds" in the Prospectus. The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus. Certain Funds have an 80% investment requirement because of the type of investment suggested by its name as described in the Prospectus. Shareholders will receive at least 60 days notice prior to any change to the 80% investment requirement of these Funds. Unless otherwise specified, each Fund may invest in the following securities, but is not obligated to do so or to make use of the following investment techniques. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Catastrophe Bonds. The Core Bond Fund and the Strategic Bond Fund may invest in "catastrophe bonds." Catastrophe bonds are fixed-income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-Fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

        Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these securities will develop. See "Illiquid and Restricted Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

U.S. Government Securities. Each Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. Each Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States government. All of the foregoing are referred to collectively as "U.S. government securities." Securities issued or guaranteed by agencies or instrumentalities are supported by (i) the full faith and credit of the United States, such as obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration ("FMHA") or the Export-Import Bank;
(ii) the limited authority of the issuer to borrow from the U.S. Treasury, such as obligations of the Student Loan Marketing Association, the Federal Home Loan Mortgage Association ("FHLMC"), or the Tennessee Valley Authority; and (iii) the authority of the U.S. government to purchase certain obligations of the issuer, such as obligations of the Federal National Mortgage Association ("FNMA"), the Federal Farm Credit System or the Federal Home Loan Bank. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. U.S. Government Securities include certain mortgage-backed securities, as described below under "Mortgage-Backed Securities."

Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities. These securities represent participation interests in pools of residential mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others, which may or may not be guaranteed by agencies or instrumentalities of the U.S. government.

        Mortgage-backed securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment, which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure (net of fees or costs that may be incurred). In addition, prepayment of principal on mortgage-backed securities, which often occurs when interest rates decline, can significantly change the realized yield of these securities. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

        The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

        Prepayments tend to increase during periods of declining interest rates and will most likely decrease during periods of rising interest rates. When prevailing interest rates rise, the value of a pass-through security may decrease as do the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that a Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by a Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semiannually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. Each Fund may purchase mortgage-backed securities at a premium or at a discount.

        The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

        ("GNMA Certificates"). GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that each Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

        GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the FMHA, or guaranteed by the Veteran's Administration ("VA"). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

        The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

        The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

        FHLMC Certificates. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

        GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

        FNMA Certificates. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

        Collateralized Mortgage Obligations. Another type of mortgage-backed security in which each Fund may invest is a Collateralized Mortgage Obligation ("CMO"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). The U.S. Government Securities Fund will not invest in privately issued CMOs except to the extent that they are collateralized by securities of entities that are instrumentalities of the U.S. government. CMOs generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

        Certain CMOs may be deemed to be investment companies under the 1940 Act. Each Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on Securities and Exchange Commission ("SEC") staff interpretations, each Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.

        Stripped Mortgage-Backed Securities. The mortgage-backed securities in which each Fund may invest include stripped mortgage-backed securities. Unlike U.S. Treasury securities, which are stripped into separate securities for each interest and principal payment, mortgage securities are generally stripped into only two parts: a Principal Only ("PO") strip representing all principal payments and an Interest Only ("IO") strip representing all interest payments.

        The feature that makes mortgage strips most useful in Fund management is their interest rate sensitivity. In principle, mortgage strips can be very useful hedging devices for a variety of investors and Fund managers. However, determining the degree of interest sensitivity of mortgage strips in different interest rate environments is extremely complicated.

        The precise sensitivity of mortgage-backed securities and their associated stripped securities to interest rate changes depends on many factors. First, the prepayment effect makes the interest rate sensitivity of mortgage-backed securities different from the interest sensitivity of Treasury securities. Second, the prepayment effect makes the PO and IO mortgage-backed strips much more sensitive, on average, to interest rates than the underlying mortgage-backed security. Third, the prepayment effect is sometimes so strong that an IO mortgage-backed strip will rise in value when interest rates rise and fall in value when interest rates fall -- precisely the opposite relationship from other fixed-income securities. This last feature of stripped mortgage-backed securities, the positive relationship between the value of some IO strips and interest rates, is particularly useful to investors who need to hedge a Fund of other fixed-income securities.

        In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs and Leveraged IOs and IOettes. Except for increased volatility from POs and IOs, respectively, risks associated with instruments such as Super POs, Leveraged IOs and IOettes, are similar in nature to those risks related to investments in POs or IOs, as the case may be. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with the investment objective, policies and restrictions of the Fund.

        Mortgage-Backed Security Rolls. The U.S. Government Securities Fund, the GNMA Fund, the Strategic Bond Fund and the Core Bond Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, the Fund will sell a mortgage-backed security to a U.S. government agency or financial institution and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks inherent in mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that a Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll a Fund will be required to segregate cash or other liquid securities in an amount equal to its obligation under the roll.

Money Market Securities of Foreign Issuers. Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities as described in the Prospectus.

Asset-Backed Securities. Each Fund except the Strategic Bond Fund may invest up to 15% of its net assets in asset-backed securities meeting such Fund's credit quality restrictions. With respect to the Strategic Bond Fund, the Fund may invest in asset-backed securities without limitation. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Each Fund may also invest in privately issued asset-backed securities.

        Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

        Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Zero-Coupon Securities. The Funds may invest in zero-coupon securities issued by the U.S. Treasury and, in addition, (i) the Strategic Bond Fund, High Yield Bond Fund and Core Bond Fund may invest in zero-coupon securities issued by both domestic and foreign corporations, and (ii) the Tax Exempt Insured Fund may invest in zero-coupon securities issued by state and local government entities. Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because the Funds accrue taxable income from these securities without receiving cash, the Funds may be required to sell Fund securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Funds. The Funds might also sell Fund securities to maintain Fund liquidity. In either case, cash distributed or held by the Funds and not reinvested will hinder the Funds in seeking a high level of current income.

        Zero-Coupon U.S. Government Securities. Zero-coupon U.S. Government Securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons.

        Corporate Zero-Coupon Securities. Corporate zero-coupon securities are:
(i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance and may also make interest payments in kind (e.g., with identical zero-coupon securities). Such corporate zero-coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrue the discount or interest on high-yield bonds structured as zero-coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. See "Foreign Securities" for a description of the risks involved in investments in foreign corporations.

Participation Interests. The Strategic Bond Fund, High Yield Bond Fund and Core Bond Fund may invest in loan participation interests, subject to the 15% of net assets limitation on illiquid investments. These participation interests provide each such Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. The loan participations in which the Funds may invest will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). The loans underlying such participations may be secured or unsecured, and each Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term of revolving credit that extends for several years may be subdivided into shorter periods.

        The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, that have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as the percentage of a bank's prime rate. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as "C" by Moody's Investors Service, Inc. ("Moody's") or "D" by Standard & Poor's Rating Services (the "S&P"). In the event the borrower fails to pay scheduled interest or principal payments, a Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares.

        The loan participations in which each Fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

        No more than 5% of each Fund's net assets can be invested in participation interests of the same issuing bank. Each Fund must look to the creditworthiness of the borrowing entity, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Loan Assignments. The High Yield Bond Fund may invest in loan assignments, subject to the 15% of net assets limitation on illiquid investments. Loan assignments include investments in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). When the High Yield Bond Fund purchases loan assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the High Yield Bond Fund as the purchaser of a loan assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the High Yield Bond Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the High Yield Bond Fund's ability to dispose of particular loan assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loan assignments also may make it more difficult for the High Yield Bond Fund to assign a value to these securities for purposes of valuing the fund and calculating its net asset value.

Foreign Securities. The Funds (other than U.S. Government Securities and GNMA
Fund) may also invest in debt obligations (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments (including political subdivisions having taxing authority) or their agencies and instrumentalities, and debt obligations issued by U.S. corporations which are either denominated in non-U.S. currencies or traded in the foreign markets (e.g., Eurobonds). The Funds may purchase securities issued by issuers in any country; provided that a Fund may not invest more than 25% of its respective total assets in the securities issued by entities domiciled in any one foreign country. There is no restriction as to the size of the issuer.

        The percentage of the Fund's total assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

        The Adviser may direct the investment of assets of the Funds in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Funds may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United

States can reduce costs and delays as well as potential currency exchange and other difficulties. The Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in five days. The Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund's investment policies, the Fund's investments in these types of securities will be deemed to be investments in the underlying securities. Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange are not considered "foreign securities" for purposes of a Fund's 25% limitation on investments in such securities.

        The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

        Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign Fund investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle-income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

        Because certain Funds may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of each such Fund's assets and income available for distribution. In addition, although a portion of each Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Each Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Hedging Strategies." Costs will be incurred in connection with conversions between various currencies.

        The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Funds will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to changes in U.S. and foreign interest rates.

        Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in Fund value by taking advantage of foreign stock and bond markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

        Because certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of these Fund's shares may change on days when a shareholder will not be able to purchase or redeem shares.

        Eurodollar Instruments. If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of Funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

        Foreign Sovereign Debt Securities. Investing in foreign sovereign debt securities may expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities, and those consequences are likely to be more pronounced in the case of developing and emerging countries. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

        The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend Funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

        As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

        Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. For additional information about Brady Bonds please refer to the discussion about Brady Bonds which begins on page 23.

        The Funds' investments in foreign sovereign debt securities may be in securities that are investment grade or below investment grade.

Illiquid and Restricted Securities. Each Fund may invest in illiquid securities including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale subject to a non-fundamental restriction described below. (see "Investment Restrictions") Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of Fund securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

        A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

        For example, restricted securities that the Board of Trustees, or the Adviser pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placement of commercial paper issued in reliance on an exemption from the Securities Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a fund may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.

        Commercial paper issues in which the Funds may invest, include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Fund's 10% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

        The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as "cover" for written OTC options are illiquid. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Real Estate Investment Trusts ("REITs"). The Core Bond Fund, the Strategic Bond Fund and the High Yield Bond Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

        Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Short-Term and Temporary Defensive Instruments. In addition to its primary investments, each Fund may also invest up to 20% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Fund may invest up to 100% of its total assets in short-term fixed-income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). A description of securities ratings is contained in the Appendix to this Statement of Additional Information.

        Subject to the limitations described above, the following is a description of the types of money market and short-term fixed-income securities in which each Fund may invest:

        U.S. Government Securities: See the section entitled "U.S. Government Securities" on page 4.

        Commercial Paper: Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. Each Fund's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates, while interest rates under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time, up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption, 14 days after the initial investment therein. With both types of notes, a Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization.

        Certificates of Deposit and Bankers' Acceptances: Certificates of deposit including Eurodollar certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

        Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

        The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers' acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

        Corporate Obligations: Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled "Commercial Paper" above.

        Repurchase Agreements and Reverse Repurchase Agreements: See the sections entitled "Repurchase Agreements" and "Reverse Repurchase Agreements" below.

Repurchase Agreements. Each Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser in order to generate income while providing liquidity. In such agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days (and generally within seven days) although it may extend over a number of months. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a market value at least equal to 102% of the repurchase price, including accrued interest. However, a Fund may collateralize the amount of such transaction at 100% if the collateral is cash. The instruments held as collateral are valued daily and if the value of the instruments declines, a Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 10% of the value of its total assets. However, for temporary defensive purposes, there is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less.

Reverse Repurchase Agreements. Each Fund may engage in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Funds will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Fund will segregate cash or liquid securities in an amount at least equal to 102% of its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

Interest-Rate Swap Transactions. The Core Bond Fund, the Strategic Bond Fund and the High Yield Bond Fund may enter into either asset-based interest-rate swaps or liability-based interest-rate swaps, depending on whether it is hedging its assets or its liabilities. A Fund will usually enter into interest-rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to each Fund. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated in a manner that satisfies the requirements of the 1940 Act. To the extent that a Fund enters into interest-rate swaps on other than a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to such interest-rate swaps, accrued on a daily basis. A Fund may pledge up to 5% of its net assets in connection with interest-rate swap transactions. A Fund will not enter into any interest-rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

        The use of interest-rate swaps is a highly speculative activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. If incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique was never used.

        A Fund may enter into interest-rate swaps only to hedge its portfolio. Interest-rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest-rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its Fund securities and its rights and obligations to receive and pay interest pursuant to interest-rate swaps.

When-Issued and Delayed-Delivery Securities. Each Fund may purchase or sell such securities on a "when-issued" or "delayed-delivery" basis. Although a Fund will enter into such transactions for the purpose of acquiring securities to be held in the Fund or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. While the Fund will purchase securities on a when-issued or delayed-delivery basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will segregate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Fund will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

        A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses (i) to dispose of the right to acquire a when-issued security prior to its acquisition or (ii) to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

        To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement, will affect the value of such securities and may cause a loss to a Fund.

        When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its Fund on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell Fund securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

When, As and If Issued Securities. Each Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized until the Adviser determines that issuance of the security is probable. At such time, each Fund will record the transaction, and in determining its net asset value, will reflect the value of the security daily. At such time, each Fund will also segregate cash or liquid securities equal in value to recognized commitments for such securities. The value of a Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by a Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, each Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund's assets committed to the purchase of securities on a when, as and if issued basis, may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Funds will be adversely affected by its purchase of securities on such basis.

Loans of Fund Securities. Consistent with applicable regulatory requirements, each Fund may lend Fund securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions; provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 102% of the market value, determined daily, of the loaned securities. In lending its Fund securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will generally be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of Fund securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

        Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan.

Preferred Stocks. The Strategic Bond Fund's investment in fixed income securities issued by domestic corporations may include preferred stocks. In addition, up to 20% of the High Yield Bond Fund's and the Core Bond Fund's total assets may be invested in common stocks, preferred stocks, or other equity securities. Dividends on some preferred stock may be "cumulative" if stated dividends from prior periods have not been paid. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock are generally subordinate to rights associated with a corporation's debt securities.

Warrants and Rights. The Strategic Bond Fund may invest up to 5% and the Core Bond Fund may invest up to 10% of its total assets (at the time of purchase) in warrants and rights. These Funds will invest only in those warrants or rights:
(i) acquired as part of a unit or attached to other securities purchased by the Fund; or (ii) acquired as part of a distribution from the issuer. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Prices of warrants do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, pay no dividends and confer no rights, other than the right to purchase the underlying stock, with respect to the assets of the issuer.

Pay-In-Kind Bonds. Investments of the GNMA Fund, the Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund in fixed-income securities may include pay-in-kind bonds. These are securities which pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of pay-in-kind bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

Brady Bonds. The Funds (other than U.S. Government Securities and GMNA Fund) may also invest in "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan." This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the Strategic Bond Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside the scope of the Brady Plan.

        Agreements issued under the Brady Plan have been designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Strategic Bond Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Short Sales

        Except for the High Yield Bond Fund and the GNMA Fund, a Fund may not sell a security it does not own in anticipation of a decline in the market value of that security (naked short sales). To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will segregate and maintain daily, cash or liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The High Yield Bond Fund and the GNMA Fund may engage in naked short sales only to the extent of not more than 5% of each Fund's net assets. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

        Each Fund may make "short sales against the box." A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally, gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. A Fund may not enter into a short sale if, as a result, more than 20% of its net assets would be subject to such short sales.

Hybrid Instruments; Indexed/Structured Securities. The Core Bond Fund, the High Yield Bond Fund and the Strategic Bond Fund may invest in Hybrid Instruments. Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

        Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

        The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

        Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

        Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

        Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the Fund needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodity Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

        The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, each Fund will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase.

However, because of their volatility, it is possible that a Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

Derivatives Strategies. Each Fund may write (i.e., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and OTC markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 100% of a Fund's total assets may be subject to calls. All such calls written by a Fund must be "covered" while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (defined below) used to enhance income, must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

        In addition, the Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

Hedging Strategies. For hedging purposes as a temporary defensive maneuver, certain Funds may use forward contracts on foreign currencies ("Forward Contracts") and each Fund may use interest-rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts (together, "Futures"), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"); except that the U.S. Government Securities Fund, the GNMA Fund and the Tax Exempt Insured Fund may not engage in foreign currency Futures and options thereon. Hedging Instruments may be used to attempt: (i) to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) to protect a Fund's unrealized gains in the value of its equity and debt securities that have appreciated;
(iii) to facilitate selling securities for investment reasons; (iv) to establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) to reduce the risk of adverse currency fluctuations. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

        A Fund's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund's portfolio, to permit a Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that Fund securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Strategic Bond Fund and the High Yield Bond Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Funds may use is provided below.

Options

        Options on Securities. As noted above, each Fund may write and purchase call and put options on equity and debt securities.

        When a Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Fund has retained the risk of loss which could be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

        To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income. If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

        When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.

        A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a call option entails a Fund giving a party a right to purchase certain securities at a set future date and price determined at the time of contract, in return for a premium. A written call is covered to the extent that the Fund owns the securities subject to the option. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

        A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As described above, for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.

        When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit.)

        Buying a put on an investment a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.

        When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund, therefore, forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

        Options on Foreign Currencies. The Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund may write and purchase calls on foreign currencies. A call written by a Fund on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A call written by a Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by maintaining with the Fund's custodian cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transactions costs.

        Options on Securities Indices. As noted above, under "Hedging Strategies," each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above pertaining to calls.

Futures and Options on Futures

        Futures. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

        Interest-rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest-rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest-rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of that Fund's interest-rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest-rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest-rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest-rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

        Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities Portfolio that might otherwise result. If such decline occurs, the loss in value of Fund securities may be offset, in whole or part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

        As noted above, the Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund may purchase and sell foreign currency futures contracts for hedging to attempt to protect current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of Fund securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

        Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of Fund securities to be acquired.

        Options on Futures. As noted above, each Fund may purchase and write options on interest-rate futures contracts and stock and bond index futures contracts, and the Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest-rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures").

        The writing of a call on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Fund's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

        A Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of Fund securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

Forward Contracts

        The Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund may use Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

        A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. A Fund will use Forward Contracts for hedging purposes only.

        A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

        A Fund may also use Forward Contracts to lock in the U.S. dollar value of Fund positions ("position hedge"). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which Fund securities of the Fund are denominated ("cross-hedged").

        The Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges to the extent that such positions are not otherwise covered. If the value of the segregated assets declines, additional cash or liquid securities will be segregate on a daily basis so that the value of the segregated assets will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or a portion of these assets, a Fund may purchase a call permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

        The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the Fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

        Currency transactions are also subject to risks different from those of other Fund transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

        At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

        The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

        Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Additional Information About Options

        The Trust's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which a Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund's entering into a closing transaction.

        A Fund's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options,
(2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

        The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

        A Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, thus increasing Fund turnover. Although such exercise is within a Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

        OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

        Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the

Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Regulatory Aspects of Derivatives and Hedging Instruments

        Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon, under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Fund may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing Futures positions and option premiums would exceed 5% of the net assets of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. However, the Fund intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

        Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underling such Future, less the margin deposit applicable to it.

Possible Risk Factors in Hedging

        In addition to the risks discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Fund's securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

        If a Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

        When conducted outside the United States, hedging and other strategic transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Other Derivatives Strategies

        In the future, each Fund may employ derivatives, Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund's investment objectives, legally permissible and adequately disclosed.

Borrowing. In seeking to enhance investment performance, the GNMA Fund, Strategic Bond Fund and High Yield Bond Fund may each increase its ownership of securities by borrowing at fixed rates of interest and investing the borrowed funds, subject to the restrictions stated herein. Such borrowing may have a leveraging effect on a Fund. This practice may help a Fund increase the net asset value of its shares in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the net asset value of a Fund's shares would be reduced by a greater amount than would otherwise be the case. The effect of such borrowing will therefore tend to magnify the gains or losses to a Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the net asset value of a Fund's shares would be reduced due to the added expense of interest on borrowed monies. Each Fund is authorized to borrow and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., 50% of its net assets). The time and extent to which a Fund may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board. Any such borrowing will be made pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of the Fund's assets less its liabilities other than borrowings is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund's asset so computed should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of the Fund correspondingly will tend to increase and decrease more when the Fund's assets increase or decrease in value than would otherwise be the case. The Fund's policy regarding use of borrowing is a fundamental policy, which may not be changed without approval of the shareholders of the Fund.

        Funds may borrow for temporary or emergency purposes to settle trades or cover redemptions, to the extent prescribed in the Trust's Investment Restrictions.

High-Yield, High-Risk Securities. The Strategic Bond Fund and Core Bond Fund may, and the High Yield Bond Fund will, invest in lower-rated bonds commonly referred to as "junk bonds." These securities are rated "Baa" or lower by Moody's or "BBB" or lower by S & P, a division of The McGraw-Hill Companies, Inc. Each Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, each such Fund may invest in unrated securities subject to the restrictions stated in the Prospectus. The U.S. Government Securities Fund, the GNMA Fund and the Tax Exempt Insured Fund will not invest in junk bonds.

        Certain Risk Factors Relating to High-Yield, High-Risk Securities. It should be noted that lower-rated securities are subject to risk factors such as:
(a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions which may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation which could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds (e.g., zero-coupon bonds or pay-in-kind bonds).

        Ratings assigned by Moody's and S&P to high-yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a Fund security's rating is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the Fund. Investment in high-yield bonds may make achievement of a Fund's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

        Market prices for high-yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high-yield bonds.

        The risk of default in payment of principal and interest on high-yield bonds is significantly greater than with higher-rated debt securities because high-yield bonds are generally unsecured and are often subordinated to other obligations of the issuer. Further, the issuers of high-yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

Growth of High-Yield, High-Risk Bond Market. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for high-yield, high-risk bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Sensitivity to Interest Rate and Economic Changes. High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There is a thinly traded market for high-yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, the Strategic Bond Fund and High Yield Bond Fund may have difficulty valuing the high-yield bonds in their Funds accurately and disposing of these bonds at the time or price desired.

Legislation. Federal laws limit the deductibility of interest paid by certain corporate issuers of high yield bonds. These laws could adversely affect the financial condition of issuers of these securities and the value of outstanding high yield securities.

Taxes. A Fund may purchase debt securities (such as zero-coupon, pay-in-kind or stripped securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the

Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

        As a result of all these factors, the net asset value of each of the Core Bond Fund, the High Yield Bond Fund and the Strategic Bond Fund, to the extent it invests in high-yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a fund to sell its Fund securities at inopportune times and decrease the asset base upon which expenses can be spread.

Municipal Securities and Short-Term Taxable Securities. Subject to the restrictions set forth in the Prospectus, the Tax Exempt Insured Fund seeks to achieve its investment objective by investing in Municipal Securities and Short-Term Taxable Securities (defined below).

        Municipal Securities. "Municipal Securities" include long-term (i.e., maturing in over ten years) and medium-term (i.e., maturing from three to ten years) municipal bonds ("Municipal Bonds") and short-term (i.e., maturing in one day to three years) municipal notes and tax-exempt commercial paper ("Municipal Notes"), and in each case refers to debt obligations issued by or on behalf of states, territories and possessions of the United States and of the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel at the time of issuance, exempt from federal income tax.

        The two principal classifications of Municipal Bonds are general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal and interest on the bonds. Revenue or special obligation bonds are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. There are, of course, variations in the quality of Municipal Bonds, both within a particular classification and between classifications.

        Municipal Housing Bonds are Municipal Bonds issued by state and municipal authorities established to purchase single family and other residential mortgages from commercial banks and other lending institutions within the applicable state or municipality. Such Bonds are typically revenue or special obligation bonds in that they are secured only by the authority issuing such bonds. Such authorities are located in or have been established by at least 45 states and generally are intended to facilitate the construction and sales of housing for low income families. Generally, the authorities are not entitled to state or municipal appropriations from general tax revenues. As a result, and because investors in Municipal Housing Bonds receive repayments of principal as the underlying mortgages are paid prior to maturity, the yields obtainable on such Bonds exceed those of other similarly rated Municipal Bonds. Municipal Housing Bonds are used to purchase single family or other residential mortgages which may or may not be insured by the FHA or guaranteed by the VA. Some Municipal Housing Bonds, however, are used only to purchase residential mortgages that are either insured by the FHA or guaranteed by the VA. Under FHA insurance programs, upon the conveyance of the insured premises and compliance with certain administrative procedures, the FHA pays mortgage insurance benefits equal to the unpaid principal amount of the defaulted mortgage loan. Under a VA guaranty, the VA guarantees the payment of a mortgage loan up to a maximum. The liability of the VA on any such guaranty is reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. Notwithstanding the dollar and percentage limitations of the guaranty, a mortgagee will ordinarily suffer a monetary loss only when the difference between the unsatisfied indebtedness and the proceeds of a foreclosure sale of the mortgaged premises is greater than the original guaranty as adjusted. The VA may, at its option and without regard to the guaranty, make full payment to a mortgagee of the unsatisfied indebtedness on a mortgage loan upon its assignment to the VA of the property. As most Municipal Housing Bonds are secured only by the mortgages purchased, bonds used to purchase mortgages that are either insured by the FHA or guaranteed by the VA will have less risk of loss of principal than bonds used to purchase comparable mortgages that are not insured by the FHA or guaranteed by the VA. Although the Fund will attempt to diversify its holding of Municipal Housing Bonds geographically, there may be similar factors affecting the mortgagor's ability to maintain payments under the underlying mortgages. Such factors could include changes in national and state policies relating to transfer payments such as unemployment insurance and welfare, and adverse economic developments, particularly those affecting less skilled and low income workers.

        The Fund may invest in Municipal Bonds which, on the date of investment, are within the four highest ratings of Moody's ("Aaa," "Aa," "A," "Baa") or S&P ("AAA," "AA," "A," "BBB") or in Municipal Bonds which are not rated, provided that in the opinion of the Adviser, such Municipal Bonds are comparable in quality to those within the four highest ratings. Though bonds rated Baa or BBB normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for such bonds than for bonds in higher rated categories. Occasional speculative factors apply to some bonds in this category.

        The ratings of Moody's and S&P represent their respective opinions of the qualities of the securities they undertake to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the Adviser will take into consideration asset and debt coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issuers.

        The Fund has no restrictions on the maturity of Municipal Securities in which it may invest. The Fund seeks to invest in Municipal Securities of such maturities that in the judgment of the Adviser will provide a high level of current income consistent with liquidity requirements and market conditions after taking into account the cost of any insurance obtainable on such Municipal Securities. While short-term trading increases the Fund's turnover, the execution costs for Municipal Securities are substantially less than for equivalent dollar values of equity securities.

        Generally, the value of Municipal Securities will change as the general level of interest rates fluctuate. During periods of rising interest rates, the value of outstanding long-term, fixed-income securities generally decline. Conversely, during periods of falling interest rates, the value of such securities generally increase. The value of the Fund's shares fluctuates with the value of its investments. In addition, the individual credit ratings of issuers' obligations, the ability of such issuers to make payments of interest and principal on their obligations, and the value of any insurance applicable thereto, also affects the value of the Fund's investments.

        Yields on Municipal Bonds vary depending on a variety of factors, including the general condition of the financial markets and of the municipal bond market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, Municipal Bonds of longer maturities produce higher current yields but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors than are Municipal Bonds with shorter maturities. Similarly, lower-rated Municipal Bonds generally produce a higher yield than higher-rated Municipal Bonds due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest obligations.

        The Fund will not invest more than 25% of its total assets in Municipal Securities, the issuers of which are located in the same state. On a temporary defensive basis or due to market conditions, the Fund may invest up to 100% of its total assets in Municipal Notes and Short-Term Taxable Securities (neither of which are insured), as well as in repurchase agreements collateralized by such securities.

        Short-Term Taxable Securities. "Short-Term Taxable Securities" mature in one year or less from the date of purchase and consist of the following obligations, the income from which is subject to federal income tax: obligations of the U.S. government, its agencies or instrumentalities, some of which may be secured by the full faith and credit of the U.S. government and some of which may be secured only by the credit of the agency or instrumentality of the U.S. government issuing such obligations; corporate bonds or debentures rated within the four highest grades by either Moody's or S&P; commercial paper rated by either of such rating services (Prime-1 through Prime 2- or A-1 through A-2, respectively) or, if not rated, issued by companies having an outstanding debt issue rated at least "A" by either of such rating services; certificates of deposit and bankers' acceptances of banks having assets in excess of $2 billion.

        Insurance Feature. The Fund under normal market conditions invests at least 80% of its assets in Municipal Bonds that, at the time of purchase, either
(1) are insured under an insurance policy obtained by the issuer or underwriter of such Municipal Bonds at the time of original issuance thereof (a "New Issue Insurance Policy"); or (2) are without insurance coverage, provided that, an escrow or trust account has been established pursuant to the documents creating the Municipal Bonds and containing sufficient U.S. Government Securities backed by the U.S. government's full faith and credit pledge in order to ensure payment of principal and interest on such bonds. If a Municipal Bond is already covered by a New Issue Insurance Policy when acquired by the Fund, then coverage will not be duplicated. The Fund may also purchase Municipal Notes that are insured. However, in general, Municipal Notes are not presently issued with New Issue Insurance Policies and the Fund does not generally expect to cover Municipal Notes. Accordingly, the Fund does not presently expect that any significant portion of the Municipal Notes it purchases will be covered by insurance. Securities other than Municipal Bonds and Notes purchased by the Fund are not covered by insurance.

        In order to be considered as eligible insurance by the Fund, such insurance policies must guarantee the scheduled payment of all principal and interest on the Municipal Bonds as they become due for as long as such Bonds remain held by the Fund in the case of a Fund Policy, and for as long as such Bonds are outstanding in the case of a New Issue Insurance Policy. However, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured Municipal Bond, the insurer is not obligated to make such payment until a specified time period after it has been notified by the Fund that such non-payment has occurred. For these purposes, a payment of principal may be due only at final maturity of the Municipal Bond and not at the time any earlier sinking fund payment is due. The insurance does not guarantee the market value of the Municipal Bonds or the value of the shares of the Fund and, except as described below, has no effect on the price or redemption value of the Fund's shares.

New Issue Insurance Policies. The New Issue Insurance Policies, if any, will have been obtained by the issuer of the Municipal Bonds and all premiums with respect to such Bonds for the lives thereof will have been paid in advance by such issuer. Such policies are generally non-cancelable and will continue in force so long as the Municipal Bonds are outstanding and the insurer remains in business. Since New Issue Insurance Policies remain in effect as long as the Bonds are outstanding, the insurance may have an effect on the resale value of the Municipal Bonds. Therefore, New Issue Insurance Policies may be considered to represent an element of market value in regard to Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

                             INVESTMENT RESTRICTIONS

        Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions. Under these restrictions:

                (1) Each Fund may not purchase securities on margin, but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions;

                (2) Each Fund may not issue senior securities or borrow money or pledge its assets except that: (i) each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% ( 33 1/3% for Strategic Bond Fund, High Yield Bond Fund and Core Bond Fund) (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; and (ii) the GNMA Fund may borrow money to purchase securities in amounts not exceeding 50% of its net assets and pledge its assets to secure such borrowings;

                (3) Each Fund may not purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund's total assets, more than 25% of the Fund's total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer;

                (4) Each Fund may not buy or sell commodities or commodity contracts (except financial futures as described under "Investment Objectives and Policies" above) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

                (5) Each Fund may not act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain Federal securities laws;

                (6) Each Fund may not make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with other illiquid assets being limited to 10% of the Fund's total assets), (ii) loans of Fund securities (limited to 33% of a Fund's assets), (iii) participation in loans to foreign governments or companies, and (iv) as otherwise permitted by exemptive order of the SEC;

        The following additional restrictions are not fundamental policies and may be changed by the Trustees without a shareholder vote:

                (7) Each Fund (except for the High Yield Bond Fund and the GNMA Fund) may not make short sales of securities to maintain a short position, except that each Fund may effect short sales against the box;

                (8) Each Fund may not purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

                (9) Each Fund may not invest in any securities of any issuer if, to the knowledge of the Fund, any officer, Trustee or director of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issue, and such officers, Trustees or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

                (10) Each Fund may not make investments for the purpose of exercising control or management;

                (11) The U.S. Government Securities Fund, GNMA Fund and Tax Exempt Insured Fund may not invest more than 10% and the Strategic Bond Fund, High Yield Bond Fund and Core Bond Fund may not invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities;

                (12) Each Fund may not invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets in such securities of one or more investment companies (each of the above percentages to be determined at the time of investment), or except as part of a merger, consolidation or other acquisition;

                (13) Each Fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of companies which invest in or sponsor such programs; and

                              TRUSTEES AND OFFICERS

        The following table lists the Trustees and executive officers of the Company, their date of birth, current positions held with the Company, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other Trusteeships held outside of the fund complex. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, SunAmerica Focused Series, Inc. and the Company. Unless otherwise noted, the address of each executive officer and Trustee is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Trustees who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Disinterested Trustees." Trustees who are deemed to be "interested persons" of the Company are referred to as "Interested Trustees."

DISINTERESTED TRUSTEES


-------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                      Portfolios in
                         Position(s)    Term of Office and    Principal Occupations   Fund Complex
                         Held with      Length of Time        during the last 5       Overseen by     Other Directorships
Name and Date of Birth   Fund           Served/1/             years                   Trustee/2/      Held by Trustee/3/
-------------------------------------------------------------------------------------------------------------------------
Jeffrey S. Burum/4/      Trustee        2004 to Present       Founder and CEO of      36              None
DOB: February 27, 1963                                        National Housing
                                                              Development
                                                              Corporation.
-------------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven     Trustee        2001 to Present       Retired.                76              Director, A.G. Belo
DOB: October 6, 1945                                                                                  Corporation (1992 to
                                                                                                      present); Director,
                                                                                                      Sysco Corporation
                                                                                                      (1996 to present);
                                                                                                      Director, Luby's,
                                                                                                      Inc. (1998 to
                                                                                                      present).
-------------------------------------------------------------------------------------------------------------------------
William F. Devin         Trustee        2001 to Present       Retired.                72              Member of the Board
DOB: December 30, 1938                                                                                of Governors, Boston
                                                                                                      Stock Exchange
                                                                                                      (1985-present).
-------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat      Chairman of    1986 to Present       Attorney, sole          46              Director, North
DOB: March 7, 1940       the Board                            practitioner.                           European Oil Royal
                                                                                                      Trust
-------------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman        Trustee        1986 to Present       Vice President,         46              None
DOB: May 10, 1943                                             Corcoran Group (Real
                                                              Estate) (2003 to
                                                              present). Partner and
                                                              Managing Member, Beau
                                                              Brummell-Soho LLC
                                                              (licensing of
                                                              menswear specialty
                                                              retailing and
                                                              other activities)
                                                              (June 1988 to
                                                              present).
-------------------------------------------------------------------------------------------------------------------------
William J. Shea/(4)/     Director       2004 to Present       President and CEO,      46              None
DOB: February 9, 1948                                         Conseco, Inc.
                                                              (Financial Services)
                                                              (2001 to Present);
                                                              Chairman of the Board
                                                              of Centennial
                                                              Technologies, Inc.
                                                              (1998 to 2001); Vice
                                                              Chairman, Bank Boston
                                                              Corporation (1993 to
                                                              1998)
-------------------------------------------------------------------------------------------------------------------------


----------
/1/ Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed on pages 39 and 40.

/2/ The "Fund Complex" consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (9 funds), the Trust (6 funds), SunAmerica Focused Series, Inc. (15 portfolios), AIG Series Trust (4 funds), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (24 portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (32 portfolios) and Season Series Trust (24 portfolios).

/3/ Directorships of Companies required reporting to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

/4/     Effective November 30, 2004, William J. Shea began serving as a
        Director.

INTERESTED TRUSTEE


-------------------------------------------------------------------------------------------------------------------------
                                        Term of
                                        Office                                        Number of
                                        and                                           Portfolios in
                         Position(s)    Length                                        Fund Complex
                         Held with      of Time    Principal Occupations              Overseen by     Other Directorships
Name and Date of Birth   Fund           Served     During Past 5 Years                Trustee/2/      Held by Director/3/
-------------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck/5/      Trustee        1995 to    President, CEO and Director,       82              None
DOB: January 23, 1954                   Present    SAAMCo (August 1995 to present);
                                                   Director, SACS (August
                                                   1993 to present).
-------------------------------------------------------------------------------------------------------------------------


OFFICERS


-------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                      Portfolios
                                                                                      in Fund
                         Position(s)    Length of                                     Complex         Other
                         Held with      Time       Principal Occupations              Overseen by     Directorships
Name and Date of Birth   Fund           Served     During Past 5 Years                Trustee         Held by Trustee
-------------------------------------------------------------------------------------------------------------------------
Donna M. Handel          Treasurer      2002 to    Vice President, SAAMCo (August     N/A             N/A
DOB: June 25, 1966                      Present    1996 to present).
-------------------------------------------------------------------------------------------------------------------------
Vincent Marra            President      2004 to    Senior Vice President and Chief    N/A             N/A
DOB: May 28, 1950                       Present    Operating Officer, SAAMCo
                                                   (February 2003 to Present);
                                                   Chief Administrative Officer,
                                                   Chief Operating Officer and
                                                   Chief Financial Officer, Carret
                                                   & Co. LLC (June 2002 to February
                                                   2003); President and Chief
                                                   Operating Officer, Bowne Digital
                                                   Solutions (1999 to May 2002).
-------------------------------------------------------------------------------------------------------------------------
Thomas Lynch             Secretary      2005 to    Assistant Counsel, SAAMCo          N/A             N/A
DOB: February 9, 1970                   present    (February 2003 to Present);
                                                   Pioneer Investment Management,
                                                   Inc. (Associate Counsel)
                                                   (September 2000 to February
                                                   2003) Senior Legal Products
                                                   Manager, Fidelity Investments
                                                   (March 1998 to August 2000)
-------------------------------------------------------------------------------------------------------------------------


----------
/5/ Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SAAMCo and Director of SACS.

        The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and the Funds and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust's Declaration of Trust. Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SACS and other affiliates of AIG SunAmerica Inc.

        The Trust pays each Trustee who is not an interested person of the Trust or the Adviser, nor a party to any Management or Subadvisory Agreement (each a "Disinterested" Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives a pro rata portion (based upon the Trust's net assets) of the $40,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF and AIG Series Trust. In addition, each Disinterested Trustee received $20,000 in annual compensation for acting as trustee to AST. Also, each Disinterested Director of SASFR receives $900 per quarterly meeting and $900 per quarter retainer for acting as a Director. Each Disinterested Trustee of the retail funds in SAMF, AST and AIG Series Trust receives an additional $2,500 per attended quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $18,000 in annual compensation for serving as Chairman of the Boards of the retail funds in the SAMF, AST and AIG Series Trust. Officers of the Trust receive no direct remuneration in such capacity from the Trust or the Funds.


        The Board of Directors has established four committees, i.e., the Audit Committee, Nominating and Compensation Committee, Ethics Committee and Governance Committee.

        Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. The members of the Audit Committee are Mr. Eisentat, Mr. Burum, Dr. Craven, Mr. Devin, and Mr. Gutman. Each member of the Audit Committee receives an aggregate of $2,500 per meeting compensation for serving on the Audit Committees of all of the SAMF as well as AST. With respect to the Company, each member of the Audit Committee receives a pro rata portion of the $2,500 per meeting compensation, based on the relative net assets of the Company. In addition, the Chairman receives a pro rata portion of $5,000 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2004.

        The Nominating and Compensation Committee recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. The Nominating and Compensation Committee does not normally consider candidates proposed by shareholders for election as Directors. The members of the Nominating and Compensation Committee are Mr. Devin and Mr. Gutman. Additionally, Mr. Eisenstat sits ex-officio on this Committee. Members of the Nominating and Compensation Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating and Compensation Committee. In addition, each member of the Nominating and Compensation Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Funds, for serving as Chairman of the Nominating and Compensation Committee. There were two meetings of the Nominating Committee during the fiscal year ended December 31, 2004.

        The Ethics Committee is responsible for applying the Code of Ethics applicable to the Funds' Principal Executive Officer and Principal Accounting Officer (the "Code") to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of Directors of violations or waivers to the Code, as appropriate. The members of the Ethics Committee are Dr. Craven and Mr. Burum, Mr. Eisenstat also sits ex-officio on this Committee. Members of the Ethics Committee receive an aggregate of $1,000 in annual compensation for serving on the Ethics Committee. Each member of the Ethics Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Funds, for serving as Chairman of the Ethics Committee. There was one meeting of the Ethics Committee during the fiscal year ended December 31, 2004.

       The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and to monitor and evaluate the functioning of the committees of the Board. Members of the Governance Committee receive an aggregate of $1,000 in annual compensation for serving on the Governance Committee. The members of the Governance Committee are Mr. Burum Mr. Devin and Mr. Gutman. Additionally Mr. Eisenstat sits ex-officio on this Committee. Each member of the Governance Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Governance Committee. There were no meetings of the Governance Committee during the fiscal year ended December 31, 2004.

       The Directors (and Trustees) of the SAMF and AST have adopted the AIG SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Directors of the SAMF. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SAMF (an "Eligible Director") retires after reaching age 60 but before age 70 or who has at least five years of consecutive service after reaching age 65 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each of the SAMF with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than ten years each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each of the SAMF for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any retirement benefits credited during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

Director Ownership of Fund Shares


The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2004.

Disinterested Trustees (to be updated)



--------------------------------------------------------------------------------
                                                       Aggregate Dollar Range of
                                                       Equity Securities in All
                                                        Registered Investment
                                                        Companies Overseen by
                            Dollar Range of Equity      Director in Family of
        Name of Trustee     Securities in the Fund/6/   Investment Companies/7/
--------------------------------------------------------------------------------
Dr. Judith L. Craven

--------------------------------------------------------------------------------
William F. Devin

--------------------------------------------------------------------------------
Samuel M. Eisenstat

--------------------------------------------------------------------------------
Stephen J. Gutman

--------------------------------------------------------------------------------
Jeffrey S. Burum

--------------------------------------------------------------------------------


Interested Trustees


--------------------------------------------------------------------------------
                                                       Aggregate Dollar Range of
                                                       Equity Securities in All
                                                        Registered Investment
                                                        Companies Overseen by
                            Dollar Range of Equity      Director in Family of
        Name of Trustee     Securities in the Fund/4/   Investment Companies/5/
--------------------------------------------------------------------------------
Peter A. Harbeck/8/
--------------------------------------------------------------------------------


----------
/6/ Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.
/7/ Includes the SunAmerica Mutual Funds (32 funds), AIG Series Trust (4 funds), Anchor Series Trust (9 Funds) and SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SAST (32 Funds) and Seasons (19 Funds).
/8/     Interested Trustee

        The following table sets forth information summarizing the compensation of each Disinterested Trustee for his services as Trustee for the fiscal year ended March 31, 2004. Neither the Trustees who are interested persons of the Trust nor any officers of the Trust receive any compensation.

                               COMPENSATION TABLE


-------------------------------------------------------------------------------------------------------
                                           Pension or                               Total Compensation
                            Aggregate      Retirement Benefits   Estimated Annual   from Trust and Fund
                            Compensation   Accrued as Part of    Benefits on        Complex Paid
Trustee                     from Trust     Trust Expenses*       Retirement**       to Trustees*
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven***

-------------------------------------------------------------------------------------------------------
William F. Devin***

-------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat

-------------------------------------------------------------------------------------------------------
Stephen J. Gutman

-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Jeffrey S. Burum***

-------------------------------------------------------------------------------------------------------
William Shea/1/

-------------------------------------------------------------------------------------------------------


* Information is as of March 31, 2005 for the five investment companies in the complex that pay fees to these Trustees/trustees. The complex consists of the SAMF, AIG Series Trust, AST, SASFR, VALIC Company I and VALIC Company II.
** Assumes the Participant elects to receive benefits in 15 yearly installments for SAMF and AST Retirement Plans and 10 yearly installments for VALIC Company I and VALIC Company II Retirement Plans.

***     Mr. Burum, Mr. Devin, and Dr. Craven are not Trustees of AST.


        As of July, 2005, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each class of each Fund.

        The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' shares outstanding as of July, 2005:



---------------------------------------------------------------------
NAME OF SHAREHOLDERS AND ADDRESS    FUND AND CLASS     % OF OWNERSHIP
---------------------------------------------------------------------


        A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Fund.

----------

/1/ 1.  William Shea was elected on November 30, 2004.

                      ADVISER, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

The Adviser. The Adviser, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, and acts as adviser to each of the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the "Advisory Agreement") with the Trust, on behalf of each Fund. As of March 31, 2004, the Adviser managed, advised and/or administered approximately $40 billion of assets. The Adviser is a wholly owned subsidiary of AIG SunAmerica Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG").

        AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

        Under the Advisory Agreement, the Adviser serves as investment adviser for, and selects and manages the investments of, each Fund except for those Funds for which the Adviser employs a subadviser. The Adviser also provides various administrative services and supervises the Funds' daily business affairs, subject to general review by the Trustees.

        Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information regarding the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.


        The subadviser for the High Yield Bond Fund, the Strategic Bond Fund, the Tax Exempt Insured Fund and the Core Bond Fund is AIG Global Investment Corp. ("AIGGIC") pursuant to the Subadvisory Agreement dated January 1, 2002. AIGGIC is located at 70 Pine Street, New York, NY 10270, and is responsible for investment decisions for the Fund. AIGGIC is an AIG SunAmerica affiliate and is a part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international companies (including AIGGIC), which provide investment advice, and market asset management products and services to clients around the world. As of March 31, 2004, AIGGIC managed approximately $493 billion, of which approximately $421 billion relates to AIG affiliates and $72 billion relates to client assets. These figures do not include assets subadvised to third party managers.

                ANNUAL BOARD APPROVAL OF THE ADVISORY AGREEMENTS

        The Board of Trustees of the Funds, including the Disinterested Trustees, approved the existing Advisory Agreement with SunAmerica with respect to each Fund for an additional period. In approving the existing Advisory Agreement, the Board, including the Disinterested Trustees, considered the following factors: (1) the reasonableness of the advisory fee in light of the nature and quality of advisory services provided and any additional benefits received by SunAmerica or its affiliates in connection with providing services to the Funds, (2) the Funds' investment performance compared to a selected peer group, and to an appropriate index or combination of indices, (3) the nature, quality, cost and extent of administrative and shareholder services performed by SunAmerica and affiliated companies, (4) the Funds' expense ratio, and expense ratios of similar funds, (5) economics of scale, (6) the terms of the agreement, and (7) the overall organization of SunAmerica, as well as SunAmerica's profitability and financial condition. The Board's analysis of these factors is set forth below.

        The reasonableness of the advisory fee in light of the nature and quality of SunAmerica's services and any additional benefits received by SunAmerica or its affiliates in connection with providing services to the Funds The Trustees considered the expertise and experience of the portfolio managers and research staff, SunAmerica's investment style and process, and the level and process of monitoring the managers and Subadvisers conducted by SunAmerica's research teams. The Trustees received reports prepared independently by Lipper, Inc. ("Lipper") showing comparative fee information of the Funds, peer groups as determined objectively by Lipper, and rankings within the relevant Lipper categories, as well as reports prepared by SunAmerica and by counsel to the Independent Trustees. In considering the reasonableness of the advisory fees, the Board reviewed a number of expense comparisons, including: (i) contractual management fees; (ii) actual total expenses; and actual and allowable 12b-1/non-12b-1 service fees. The Board also took into account the nature of the fee arrangements that include breakpoints that will adjust the fee downward as the size of SunAmerica's funds increases. The Board also reviewed during the past year reports on soft dollar commissions, which included information on brokers and total commissions paid for each Fund, as well as on the types of research and services obtained by SunAmerica in connection with soft dollar commissions. Based upon this and other information, the Board determined that the advisory fees paid by the Funds were reasonable based on the average advisory fee for the Funds' Lipper peer groups.

        Investment performance As noted above, the Trustees received reports prepared independently by Lipper showing performance information of the Funds, manager and Subadviser. In considering the Funds' performance, the Board reviewed the Funds' annualized total return performance for the one-, three- and five-year period (as applicable). With respect to those Funds with rankings below the second quartile in its category, the Trustees particularly reviewed the measures taken to achieve better performance in the future. Based upon this and other information, the Trustees determined that the Funds' performance results were reasonable, as compared with relevant performance standards, including the performance results of: (i) the Fund; (ii) the average of the performance group and universe (derived from data provided by Lipper) and (iii) other appropriate Lipper indexes.

        Administrative and other services The Trustees considered statistical analyses prepared by SunAmerica, staffing, and the resources of SunAmerica and its affiliates in executing the services. The Trustees analyzed the structure and duties of SunAmerica's accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds.

        Expense ratios The Trustees analyzed the expense reimbursements and net expense ratio caps contractually and voluntarily agreed upon by SunAmerica. The Board received comparative analysis of expense ratios of, and advisory fees paid by, similar funds. Based upon this and other information, the Board determined that the fee and expense ratios of the Funds were reasonable given the quality of services expected to be provided and were comparable to the fee and expense ratios of similar funds.

        Economies of scale The Trustees considered whether there is a potential for realization of economies of scale and concluded that any potential economies of scale are being shared between shareholders and SunAmerica in an appropriate manner.

        Terms of the Advisory Agreement The Trustees reviewed the terms of the Advisory Agreement. The Agreement continues in effect for an initial two-year term, and thereafter from year to year, if approved at least annually by vote of a majority of the Trustees or by the holders of a majority of each Funds' outstanding voting securities. Any such continuation also requires approval by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party as defined in the 1940 Act by vote cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the Funds' outstanding voting securities or by SunAmerica. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

        Under the terms of the Advisory Agreement, SunAmerica is not liable to a Fund or its shareholders for any act or omission by it or for any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

        The Trustees determined that the terms of the Funds' Advisory Agreement with SunAmerica were fair and reasonable.

        SunAmerica's organization and profitability The Trustees considered SunAmerica's historical relationship with the Funds and the benefit to shareholders of investing in a Fund that is part of a family of funds offering a variety of types of mutual funds and shareholder services. The Trustees also considered SunAmerica's record of compliance with each Funds' objective, strategies and restrictions and its positive regulatory and compliance history. The Trustees also considered SunAmerica's relationships with its affiliates and the resources available to them. The Board reviewed confidential financial statements relating to SunAmerica's profitability and financial condition and considered the reputational value to SunAmerica from serving as investment adviser and considered how profit margins could affect SunAmerica's ability to recruit and retain qualified investment personnel. In addition, the Board reviewed the Code of Ethics of SunAmerica, and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by personnel in connection with their personal transactions in securities held or to be acquired by the Funds.

        Conclusion The Trustees considered whether the Funds should employ alternative arrangements which might be in the best interests of shareholders, including to continue to employ SunAmerica but on different terms. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees, including the Disinterested Trustees, concluded that the existing advisory fee structures are fair and reasonable and that each Fund was paying a competitive fee for the services provided and that SunAmerica was fulfilling its contractual and fiduciary duties. Therefore the Trustees concluded that the existing Advisory Agreement should be continued. The Disinterested Trustees were advised by separate independent legal counsel throughout the process.

                  BOARD APPROVAL OF THE SUBADVISORY AGREEMENTS

        The Board of Trustees of the Funds, including all of the Disinterested Trustees, approved the existing Subadvisory Agreements with respect to each Fund with AIG Global Investment Corp. ("AIGGIC") for an additional period. In approving the existing Subadvisory Agreements, the Board, including the Disinterested Trustees, considered the following factors: (1) the nature and quality of the services provided by AIGGIC, (2) the amount and structure of SunAmerica and AIGGIC's fees generally and the fees payable under the Subadvisory Agreement, (3) comparative fee information of the Funds and representative peer groups, (4) the Funds' investment performance compared to selected peer groups, and to an appropriate combination of indices, (5) the terms of the Agreements, and (6) the management personnel and operations of AIGGIC.

        The nature and quality of the AIGGIC's services and results achieved The Trustees considered the expertise and experience of the portfolio managers and research staff, and each firm's investment style and process. With respect to AIGGIC's expertise, the Board considered the fact that AIGGIC and its affiliates collectively manages approximately $395 billion in assets and in excess of $100 billion of public investment-grade bonds. The Board also noted that AIGGIC's investment team consisted of investment specialists averaging 13 years of industry experience. With respect to AIGGIC's investment style and process, the Board considered AIGGIC's collaborative decision-making process between portfolio managers, research analysts and traders and disciplined risk control. The Trustees also considered the level of assistance and diligence provided or expected to be provided by AIGGIC with respect to marketing support, compliance and other matters.

        The amount and structure of SunAmerica and the AIGGIC's fees generally and the fees payable under the Subadvisory Agreement The Trustees considered that each Fund pays a fee to SunAmerica and that, in turn, SunAmerica rather than the Fund, pays a fee to AIGGIC. Therefore, the Board considered the amount retained by SunAmerica and the fee paid to AIGGIC with respect to the different services provided by SunAmerica and AIGGIC. In considering the fees payable under the Subadvisory Agreements, the Board received reports prepared by Lipper showing the actual subadvisor fees of the Funds and a representative peer group. Based upon this and other information, the Trustees determined that the subadvisory fees were reasonable and comparable to subadvisory fee of similar funds.

        Performance information of the Funds and representative peer groups As noted above, the Trustees received reports prepared independently by Lipper showing performance information of the Funds, peer groups as determined by Lipper, and rankings within the relevant Lipper categories. In considering the Funds' performance, the Board reviewed the Funds' annualized total return performance for the one-, three- and five-year period (as applicable). With respect to those Funds with rankings below the second quartile in its category, the Trustees particularly reviewed the measures taken to achieve better performance in the future. Based upon this and other information, the Trustees determined that the Funds' performance results were reasonable, as compared with relevant performance standards, including the performance of the performance results of: (i) the Fund; (ii) the average of the performance group and universe (derived from data provided by Lipper) and (iii) other appropriate Lipper indexes.

        The terms of the Agreements The Subadvisory Agreements continue in effect for a period of two years from the date of their execution, unless terminated sooner. Thereafter, they may be renewed from year to year, so long as their continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreements, AIGGIC is not liable to the Funds, or their shareholders, for any act or omission by it or for any losses sustained by the Funds or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties. SunAmerica may terminate the Subadvisory Agreement with AIGGIC without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with Subadvisers to which it is not "affiliated" as defined under the 1940 Act ("Unaffiliated Advisers") approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Unaffiliated Advisers for new or existing Funds, change the terms of particular agreements with Unaffiliated Advisers or continue the employment of existing Unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. The Trustees determined that the terms of the Funds' Subadvisory Agreement were fair and reasonable.

        The management personnel and operations of AIGGIC The Trustees considered AIGGIC's record of compliance with each Fund's objective, strategies and restrictions and its regulatory and compliance history. The Trustees also considered the extent of AIGGIC's relationships with its affiliates and the resources available to them. In addition, the Board reviewed the Code of Ethics of AIGGIC and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by personnel in connection with their personal transactions in securities held or to be acquired by the Funds.

        Conclusion After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Subadvisory Agreements were in the best interests of each Fund and its shareholders. The Disinterested Trustees were advised by separate independent legal counsel throughout the process.

        As compensation for its services to the Funds, the Adviser receives a fee from each Fund, payable monthly, computed daily at the following annual rates:

Fund                                                    Fee
----                                                    ---
Core Bond Fund                      .600% of average daily net assets up to $200
                                    million; .525% of the next $300 million; and .475% of average daily net assets in excess of $500 million.

U.S. Government Securities Fund     .65% of average daily net assets up to $200
                                    million; .62% of the next $200 million; and .55% of average daily net assets in excess of $400 million.

GNMA Fund                           .55% of average daily net assets up to $25
                                    million; .50% of the next $25 million; and .45% of average daily net assets in excess of $50 million.

Strategic Bond Fund                 .65% of average  daily net assets up to $350
                                    million;  and .60% of average daily net
                                    assets in excess of $350 million.

High Yield Bond Fund                .75% of average daily net assets up to $200
                                    million; .72% of the next  $200  million;
                                    and .55% of average daily net assets in excess of $400 million

Tax Exempt Insured Fund             .50% of average daily net assets up to $350
                                    million; and .45% of average daily net
                                    assets in excess of $350 million

        The following table sets forth the total advisory fees received by the Adviser from each Fund pursuant to the Advisory Agreement for the fiscal years ended March 31, 2005, 2004 and 2003.

                                  Advisory Fees


------------------------------------------------------------------------------
Fund                                   2005            2004            2003
------------------------------------------------------------------------------
Core Bond Fund                                      $1,776,079      $1,785,883
------------------------------------------------------------------------------
U.S. Government Securities Fund                     $1,741,755      $1,770,621
------------------------------------------------------------------------------
GNMA Fund                                           $2,707,596      $1,971,950
------------------------------------------------------------------------------
Strategic Bond Fund                                   $613,549        $503,696
------------------------------------------------------------------------------
High Yield Bond Fund                                $2,048,638      $1,370,799
------------------------------------------------------------------------------
Tax Exempt Insured Fund                               $483,168        $506,087
------------------------------------------------------------------------------


        The following table sets forth the total subadvisory fees paid by SunAmerica pursuant to the Subadvisory Agreement, for the fiscal year ended March 31, 2005, 2004 and 2003.

                                Subadvisory Fees


------------------------------------------------------------------------------
Fund                                   2005            2004            2003
------------------------------------------------------------------------------
Core Bond Fund                                        $658,031        $738,120
------------------------------------------------------------------------------
U.S. Government Securities Fund                              -               -
------------------------------------------------------------------------------
GNMA Fund                                                    -               -
------------------------------------------------------------------------------
Strategic Bond Fund                                   $306,217        $271,221
------------------------------------------------------------------------------
High Yield Bond Fund                                $1,166,699        $820,935
------------------------------------------------------------------------------
Tax Exempt Insured Fund                               $241,584        $253,044
------------------------------------------------------------------------------


        The Adviser made the following expense reimbursement for the fiscal year ended March 31, 2005, 2004 and 2003:

                             Expense Reimbursements


------------------------------------------------------------------------------
Fund                                   2005            2004            2003
------------------------------------------------------------------------------
Core Bond Fund                                        $131,640         $49,311
------------------------------------------------------------------------------
U.S. Government Securities Fund                       $996,898        $606,489
------------------------------------------------------------------------------
GNMA Fund                                           $1,018,112        $586,360
------------------------------------------------------------------------------
Strategic Bond Fund                                     $3,530         $29,993
------------------------------------------------------------------------------
High Yield Bond Fund                                   $25,138         $46,481
------------------------------------------------------------------------------
Tax Exempt Insured Fund                                 $7,229          $6,207
------------------------------------------------------------------------------


Additional Information about the Portfolio Managers

SunAmerica's Portfolio Manager.

     Michael Cheah is the portfolio manager for the U.S. Government Securities Fund and the GNMA Fund, as portfolio manager he is primarily responsible for the daily management of the Funds. For additional information about Mr. Cheah's investment experience is contained in the Prospectus.

                  Other Accounts Managed by Portfolio Managers

     The following table indicates the type, name, and total assets of other accounts of which the Portfolio Managers have day-to-day responsibilities as of July 1, 2005. These accounts include, Registered Investment Companies ("RIC"), Other Pooled Investments ("OPI") (hedge funds, private institutional accounts, etc.), and Other Accounts ("OA").

-------------------------------------------------------------------------------------------------------------
Name of Portfolio             Type of Account            Number of                 Total Assets
Manager                                                  Account(s)                Managed in
                                                                                   Accounts
-------------------------------------------------------------------------------------------------------------
Michael Cheah                 RIC                        2                         (to be inserted)
-------------------------------------------------------------------------------------------------------------
                              OA                         None                      N/A
-------------------------------------------------------------------------------------------------------------
                              OPI                        None                      N/A
-------------------------------------------------------------------------------------------------------------

                                 Fund Ownership

     The following table indicates the number of shares/units of the Fund beneficially owned by the Portfolio Managers and the value of those shares as of July 1, 2005.

-------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager             Number of Shares/Units of           Approximate value of
                                      the Fund Beneficially               Shares/Units owned (as of
                                      Owned                               Fund's Fiscal Year End)
-------------------------------------------------------------------------------------------------------------
Michael Cheah                         To be inserted                      To be inserted
-------------------------------------------------------------------------------------------------------------

                         Portfolio Manager Compensation

     Michael Cheah's compensation has both a salary and bonus component. The salary is a fixed annual salary, which is the same for all SunAmerica portfolio manager, and is not based on performance. The bonus components of Mr. Cheah's salary are based on both the Fund's individual performance and the organizational performance of SunAmerica. The Fund's individual performance constitutes seventy-five percent (75%) of the bonus component. It is determined by the Fund's pre-tax earnings performance relative to the one-year and three-year Lipper rankings. The amount of the individual performance bonus ranges form zero percent to two hundred and twenty-five percent (0% - 225%) of the portfolio manager's base salary.

     The organizational performance component of the portfolio manager's bonus constitutes twenty-dive percent (25%) of his bonus. This portion of the bonus ranges frm zero percent up to seventy-five percent (0% - 75%) of his base salary. There are four factors which are used in determining the organizational component of the portfolio manager's bonus: (1) overall profitability of SunAmerica; (2) the portfolio manager's overall process of engagement; (3) the construction of the manager's portfolio and exposure to risk; and (4) the portfolio manager's participation in other activities on behalf of SunAmerica.

AIGGIC's Portfolio Managers

     Rich Mercante is the portfolio manager for the Core Bond Fund. Steven Guterman is the portfolio manager of the Strategic Bond Fund. Gordon Massie is the head of the team which manages the High Yield Bond Fund. Bill Fish is the portfolio manager for the Tax Exempt Insured Fund. Additional information on the portfolio managers, including their investment experience, is contained in the Prospectus.

                  Other Accounts Managed by Portfolio Managers

     The following table indicates the type, name, and total assets of other accounts of which the Portfolio Managers have day-to-day responsibilities as of March 10, 2005. These accounts include, Registered Investment Companies ("RIC"), Other Pooled Investments ("OPI") (hedge funds, private institutional accounts, etc.), and Other Accounts ("OA").

--------------------------------------------------------------------------------
Name of Portfolio         Type of Account            Number of     Total Assets
Manager                                              Account(s)    Managed in
                                                                   Accounts
--------------------------------------------------------------------------------
Rich Mercante             Table to be inserted
--------------------------------------------------------------------------------
Steven Guterman
--------------------------------------------------------------------------------
Gordon Massie
--------------------------------------------------------------------------------
Bill Fish
--------------------------------------------------------------------------------

Conflicts of Interest

     AIG Global Investment Corp. ("AIGGIC") aims to conduct its activities in such a manner that permits it to deal fairly with each of its clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. In that regard, AIGGIC has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which AIGGIC believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). AIGGIC also monitors a variety of areas, including compliance with guidelines of the Fund and other accounts it manages and compliance with AIGGIC's Code of Ethics. Furthermore, AIGGIC's management periodically reviews the performance of a portfolio manager. Although AIGGIC does not track the time a portfolio manager spends on a single portfolio, AIGGIC does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager's accounts.

                                 Fund Ownership

         The following table indicates the number of shares/units of the Fund beneficially owned by the Portfolio Managers and the value of those shares as of March 10, 2005.

-----------------------------------------------------------------------------------------------------------
Name of Portfolio Manager             Number of Shares/Units of           Approximate value of
                                      the Fund Beneficially               Shares/Units owned (as of
                                      Owned                               Fund's Fiscal Year End)
-----------------------------------------------------------------------------------------------------------
Rich Mercante                         Table to be inserted
-----------------------------------------------------------------------------------------------------------
Steven Guterman
-----------------------------------------------------------------------------------------------------------
Gordon Massie
-----------------------------------------------------------------------------------------------------------
Bill Fish
-----------------------------------------------------------------------------------------------------------

                         Portfolio Manager Compensation

     The Portfolio Managers' compensation has both a salary and a bonus component. The compensation structure described below is utilized for both the Registered Investment Companies and all other accounts aforementioned. The salary component is a fixed annual salary paid to all AIGGIC portfolio managers. The bonus component is computed as follows: 60% is measured largely by the performance in managing the Portfolio Manager's funds, 20% of the bonus is determined by the overall profitability of AIGGIC; and the final twenty percent (20%) is determined on a discretionary basis. The Portfolio Managers are currently compensated based on 1-year, 2-year, and 3-year performance, which is reviewed annually. Determination of the performance portion of the compensation is measured on a pre-tax basis and includes such factors as portfolio returns relative to benchmark indices default losses, impaired sales and other criteria. Any long-term compensation, including stock options, is not performance based, but is distributed on certain vesting dates.

Personal Securities Trading. The Trust, the Adviser and the Distributor have adopted a written Code of Ethics (the "SunAmerica Code of Ethics") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code of Ethics is (1) an individual who is a trustee, director, officer, general partner or advisory person of the Trust or SunAmerica; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica; (ii) initial public offerings; (iii) private placements; (iv) blackout periods; (v) short-term trading profits; (vi) gifts; and (vii) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the SunAmerica Code of Ethics by Access Persons of the Trust or SunAmerica during the quarter.

        AIGGIC has adopted a written Code of Ethics and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, AIGGIC reports to SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica.

The Distributor. The Trust, on behalf of each Fund, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see "Distribution Plans" below).

        The Distributor distributes Class I, Class X and Class Z shares and incurs the expenses of distributing those shares under the Distribution Agreement, none of which expenses are reimbursed or paid by the Trust.

        The Distribution Agreement continues in effect from year to year, with respect to each Fund, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Fund on 60 days' written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

        The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Financial Service Corporation and Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities, Inc., AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., and Franklin Financial Services Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

        The Trust, on behalf of Class I shares of each applicable Fund, has entered into a services agreement (the "Class I Services Agreement") with SACS to provide additional shareholder services to Class I shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from the Fund of 0.25% of average daily net assets of each Fund's Class I shares.

Distribution Plans. As indicated in the Prospectus, the Trustees of the Trust and the shareholders of each class of shares of each Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan," and the "Class C Plan," and, collectively, the "Distribution Plans"). Reference is made to "Fund Management" in the Prospectus for certain information with respect to the Distribution Plans.

        Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of up to 0.10% of average daily net assets of such Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional services for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Fund at the annual rate of up to 0.75% of the average daily net assets of such Fund's Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

        The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended March 31, 2005, 2004 and 2003.

                    Distribution and Service Maintenance Fees


--------------------------------------------------------------------------------------------------------------------
                  2005                              2004                               2003
--------------------------------------------------------------------------------------------------------------------
Fund              Class A    Class B    Class C*    Class A    Class B    Class C**    Class A    Class B    Class C
--------------------------------------------------------------------------------------------------------------------
U.S. Government                                    $709,846    $488,148    $196,231   $715,746   $530,039   $184,039
Securities Fund
--------------------------------------------------------------------------------------------------------------------
GNMA Fund                                        $1,062,751  $1,656,499  $1,179,045   $693,584 $1,434,782   $861,024
--------------------------------------------------------------------------------------------------------------------
Strategic Bond                                     $140,141    $331,476    $177,220   $122,375   $258,044   $137,903
Fund***
--------------------------------------------------------------------------------------------------------------------
High Yield Bond                                    $308,325    $716,075    $449,010   $172,711   $553,659   $199,612
Fund****
--------------------------------------------------------------------------------------------------------------------
Tax Exempt
Insured Fund                                       $254,209    $180,783     $59,240   $268,174   $192,848    $53,116
--------------------------------------------------------------------------------------------------------------------
Core Bond Fund**                                   $240,853     $67,798     $52,978    $27,182    $49,193    $42,204
--------------------------------------------------------------------------------------------------------------------


*       Effective February 23, 2004, Class II was redesignated to Class C.
** Class II Shares of the High Yield were previously designated Class C shares.

        Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the disinterested Trustees of the Trust shall be committed to the discretion of the disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

The Administrator. The Trust has entered into a service agreement (the "Service Agreement"), under the terms of which SAFS, an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

        The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees.

        Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets for Class A, Class B, Class C, Class I and Class X. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services ("BFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust). The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended. No portion of such fee is paid or reimbursed by Class Z shares. Class Z shares, however, will pay all direct transfer agency fees and out of pocket expenses. For further information regarding the Transfer Agent, see the section entitled "Additional Information" below.

                      PROXY VOTING POLICIES AND PROCEDURES

        Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Trust and the Trust's investment adviser. The policies and procedures enable the Trust to vote proxies in a manner consistent with the best interests of the Trust's shareholders.

        The Trust has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of the Trust according to the Trust's policies and procedures, and to assist the Trust with recordkeeping of proxy votes.

        Except as otherwise described below regarding case-by-case voting matters and when conflicts of interest arises, neither SunAmerica nor any subadviser has discretion concerning proxy voting decisions.

        Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, the Trust is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Trust's policies and procedures therefore provide that the Trust will generally vote in support of management recommendations on most corporate matters. When a Trust's portfolio manager is dissatisfied with a company's management, the Trust typically will sell the holding.

        Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the Trust may request guidance or a recommendation from the proxy voting committee, the portfolio manager or other appropriate personnel of SunAmerica and/or the subadviser of a Portfolio. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Trust's shareholders.

        Examples of the Trust's Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Trust's voting positions on specific matters:

    .   Vote with management recommendations on most corporate matters;

    . Vote with management recommendations on proposals to increase or decrease authorized common stock;

    . Vote against the authorization of preferred stock if the company's board has unlimited rights to set the terms and conditions of the shares;

    . Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

    . Vote on a case-by-case basis regarding finance, merger and acquisition matters;

    .   Vote against most shareholder proposals;

    . Abstain from voting on social responsibility or environmental matters, unless the fund's objective is directly related to the social or environmental matter in question;/9/

    . Not vote proxies for index funds/portfolios and passively managed funds/portfolios;/10/ and

    . May vote in favor of or against proposals relating to stock option plans and other management compensation issues depending on the details of the plan.

        Conflicts of Interest. Senior management of the Trust and SunAmerica, including members of the proxy voting committee and legal and compliance personnel, and/or a subadviser, will resolve conflicts of interest presented by a proxy vote. In practice, application of the Trust's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by the IRRC, an independent third party. Also, the proxy voting committee consists of members who are not involved in marketing or other business units that may be likely to present conflicts.

        However, if a situation arises where a vote presents a conflict between the interests of the Trust's shareholders and the interests of SunAmerica, the Trust's principal underwriter, or one of SunAmerica's or the underwriter's affiliates, and the conflict is known to the Trust, senior management of the Trust and SunAmerica, including the proxy voting committee, will be consulted. Any Individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Trust selects the vote that is in the best interests of the Trust's shareholders.


        Proxy Voting Records. The IRRC will maintain records of voting decisions for each vote cast on behalf of the Trust. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Trust will make available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC's website at http://www.sec.gov.


----------
/9/ In these circumstances, the fund will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the fund's overall investment evaluation of whether to retain or sell the company's securities. The fund will either retain or sell the securities according to the best interests of the fund's shareholders.

/10/ The Board of the Trustees has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund retains a particular security. That is, the fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

            DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

        The Board of Directors has adopted policies and procedures relating to disclosure of the Funds' securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are met, the Funds do not provide or permit others to provide information about the Funds' holdings on a selective basis.

        The Company makes the Funds' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds' fiscal quarter.

        In addition, the Company generally makes publicly available, on a periodic basis, information regarding a Fund's top ten holdings (including name and percentage of a Fund's assets invested in each holding) and the percentage breakdown of a Fund's investments by country, sector and industry, as applicable. This information is generally made available through the Company's website, marketing communications (including printed advertising and sales literature), and/or the Company's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Company's legal department. The Company and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

        Before any non-public disclosure of information about a Funds' holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Company. The Company's executive officers and the Adviser's legal counsel are responsible for determining whether it is in the Fund's shareholders' best interest to disclose such information. To find that it is in the shareholders' best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Company. The

Company's Chief Compliance Officer and/or the Adviser's legal counsel are then responsible for determining whether a conflict of interests between the interests of the Fund's shareholders and those of the Fund's investment adviser exists. If it is determined that the release of non-public portfolio holdings information is not in the shareholder's best interest, or that there is a conflict of interests between the Fund's shareholders and those of the Fund's investment adviser, the request will be denied. If the request is approved, the Company and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason

        At each quarterly meeting of the Board of Directors, the Directors review a report disclosing the third parties to whom the Funds' holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Funds and its shareholders.

        Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds' holdings:

1. Subadviser. The subadviser is continuously provided with the entire portfolio holdings for the Fund that it subadvises on a daily basis.

2. Pricewaterhouse Coopers LLP("PwC"). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Funds' financial statements. PwC does not disclose to third parties information regarding the Funds' holdings.

3. State Street Bank & Trust Company ("SSB&T"). SSB&T, as custodian to the Funds, has daily access to the entire holdings of each Fund. SSB&T does not disclose or release information regarding the Funds' holdings except as instructed by the Funds.

4. Lipper. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund's asset class and category in order to place each Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

5. Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Funds are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar's DataLab product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar's receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) day after its receipt of such information.

6. Standard & Poors ("S&P"). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund's asset class and category in order to place each Fund in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Fund.

7. Bloomberg. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg's various databases within one (1) to fourteen (14) days of its receipt.

8. Thompson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial's various databases within a couple days of its receipt.

9. Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio's fiscal quarter. Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the Securities and Exchange Commission ("SEC") and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC's EDGAR database.

10. Investment Company Institute ("ICI"). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Fund's holding information publicly.

11. Plexus Group and Elkins/McSherry. SSB&T provides purchase and sale information with respect to each Fund's equity funds on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus and Elkins/McSherry analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Funds and neither Plexus nor Elkins/McSherry disclose publicly the information they receive or the reports they prepare. SAAMCo's contract with Plexus includes a confidentiality clause

12. Manhattan Creative Partners d/b/a Diligent. Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven
        (7) days as of the month end. Diligent services the website of the AIG SunAmerica Mutual Funds. Diligent also hosts the Board's online meeting materials.

13. Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information. Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Funds' portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

14. Investor Responsibility Research Center ("IRRC"). IRRC downloads weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used solely for the purposes of voting proxies on behalf of the Funds and is not publicly disclosed. SAAMCo's contract with IRRC includes confidentiality disclosure.


                         FUND TRANSACTIONS AND BROKERAGE

        The Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through brokers-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.

        In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

        The primary consideration of the Adviser in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services - analyses and reports concerning issuers, industries, securities, economic factors and trends - and may cause a Fund to pay such broker-dealers commissions which exceed those that other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

        Although the objectives of other accounts or investment companies which the Adviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or both of the Funds and one or more other accounts or investment companies which the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

        For the fiscal years ended March 31, 2004, 2003, and 2002, the Funds paid no brokerage commissions.


        The following table sets forth each Fund's holdings of securities of the Trust's regular brokers and dealers (as defined under Rule 10b-1 of the 1940
Act) and their parents as of March 31, 2005.



--------------------------------------------------------------------------------
                                                          Amount($)
Fund                             Broker Dealer             (000's)   Debt/Equity
--------------------------------------------------------------------------------
U.S. Government           State Street Bank & Trust Co.
Securities Fund           UBS Warburg, LLC
--------------------------------------------------------------------------------
GNMA Fund                 State Street Bank & Trust Co.
                          UBS Warburg, LLC
--------------------------------------------------------------------------------
Strategic Bond Fund       State Street Bank & Trust Co.
                          J.P. Morgan Chase & Co.
                          State Street Bank & Trust Co.
                          UBS Warburg, LLC
--------------------------------------------------------------------------------
High Yield Bond Fund      State Street Bank & Trust Co.
                          UBS Warburg, LLC
--------------------------------------------------------------------------------
Tax Exempt Insured Fund   State Street Bank & Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Core Bond Fund            Bank of America Corp.
                          Bear Stearns & Co.
                          Goldman Sachs Group, Inc.
                          J.P. Morgan Chase & Co.
                          Lehman Brothers Holdings, Inc.
                          Morgan Stanley
                          State Street Bank & Trust Co.
--------------------------------------------------------------------------------


               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

        Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B, Class C and certain Class A shares) Class C shares, previously designated as Class II shares, had sales charges imposed on a deferred basis with a front-end sales load prior to their redesignation. Class I, Class X and Class Z shares are not subject to any sales charges. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Fund shares.

        The following tables set forth the front-end sales charges with respect to Class A and Class C shares of each Fund, the amount of the front-end sales charges which was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class A, Class B and Class C shares of each Fund, if any, received by the Distributor for the fiscal years ended March 31, 2004, 2003 and 2002.


                                      2005



-------------------------------------------------------------------------------------------------
                                                                          Contingent   Contingent
                                                                          Deferred     Deferred
                                       Amount Class A   Amount Class A    Sales        Sales
                     Front-End Sales   Reallowed to     Reallowed to      Charge       Charge
                     Concessions       Affiliated       Non-Affiliated    Class A      Class B
Fund                 Class A Shares    Broker-Dealers   Broker-Dealers    Shares       Shares
-------------------------------------------------------------------------------------------------
U.S. Government
Securities Fund
-------------------------------------------------------------------------------------------------
GNMA Fund
-------------------------------------------------------------------------------------------------
Strategic Bond Fund
-------------------------------------------------------------------------------------------------
High Yield Bond
Fund
-------------------------------------------------------------------------------------------------
Tax Exempt Insured
Fund
-------------------------------------------------------------------------------------------------
Core Bond Fund
-------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                Amount Class C   Amount Class C  Contingent
                              Front-End Sales   Reallowed to     Reallowed to    Deferred Sales
                              Concessions       Affiliated       Non-Affiliated  Charge Class C
Fund                          Class C Shares    Broker-Dealers   Broker-Dealers  Shares
-----------------------------------------------------------------------------------------------
U.S. Government Securities
Fund
-----------------------------------------------------------------------------------------------
GNMA Fund
-----------------------------------------------------------------------------------------------
Strategic Bond Fund
-----------------------------------------------------------------------------------------------
High Yield Bond Fund
-----------------------------------------------------------------------------------------------
Tax Exempt Insured Fund
-----------------------------------------------------------------------------------------------
Core Bond Fund
-----------------------------------------------------------------------------------------------


                                      2004

------------------------------------------------------------------------------------------------------
                                                                             Contingent     Contingent
                                                                             Deferred       Deferred
                                         Amount Class A    Amount Class A    Sales          Sales
                     Front-End Sales     Reallowed to      Reallowed to      Charge         Charge
                     Concessions         Affiliated        Non-Affiliated    Class A        Class B
Fund                 Class A Shares      Broker-Dealers    Broker-Dealers    Shares         Shares
------------------------------------------------------------------------------------------------------
Core Bond Fund              $31,698             $11,227          $14,623            --        $22,958
------------------------------------------------------------------------------------------------------
U.S. Government
Securities Fund            $165,901             $68,506          $69,566            --       $233,981
------------------------------------------------------------------------------------------------------
GNMA Fund                  $855,015            $356,102         $347,492            --       $872,683
------------------------------------------------------------------------------------------------------
Strategic Bond Fund        $189,271             $62,924          $92,087            --        $99,531
------------------------------------------------------------------------------------------------------
High Yield Bond
Fund                       $539,327             $67,930         $374,591            --       $259,076
------------------------------------------------------------------------------------------------------
Tax Exempt Insured
Fund                        $80,343             $26,696          $38,693            --        $35,277
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                Amount Class C   Amount Class C  Contingent
                              Front-End Sales   Reallowed to     Reallowed to    Deferred Sales
                              Concessions       Affiliated       Non-Affiliated  Charge Class C
Fund                          Class C Shares    Broker-Dealers   Broker-Dealers  Shares
-----------------------------------------------------------------------------------------------
Core Bond Fund                       $9,976            $910             $9,066         $892
-----------------------------------------------------------------------------------------------
U.S. Government Securities
Fund                                $33,440          $5,418            $28,022      $28,260
-----------------------------------------------------------------------------------------------
GNMA Fund                          $206,354         $69,937           $136,417     $211,226

-----------------------------------------------------------------------------------------------
Strategic Bond Fund                 $37,205          $6,441            $30,764       $7,406
-----------------------------------------------------------------------------------------------
High Yield Bond Fund               $189,184         $12,820           $176,364      $47,022
-----------------------------------------------------------------------------------------------
Tax Exempt Insured Fund             $13,926          $1,546            $12,380       $8,084
-----------------------------------------------------------------------------------------------

                                      2003

------------------------------------------------------------------------------------------------------
                                                                             Contingent     Contingent
                                                                             Deferred       Deferred
                                         Amount Class A    Amount Class A    Sales          Sales
                     Front-End Sales     Reallowed to      Reallowed to      Charge         Charge
                     Concessions         Affiliated        Non-Affiliated    Class A        Class B
Fund                 Class A Shares      Broker-Dealers    Broker-Dealers    Shares         Shares
------------------------------------------------------------------------------------------------------
U.S. Government
Securities Fund            $395,014            $162,872          $164,187            --      $209,042
------------------------------------------------------------------------------------------------------
GNMA Fund                $2,354,243            $874,275        $1,067,294            --      $597,439
------------------------------------------------------------------------------------------------------
Strategic Bond Fund         $84,889             $21,841           $48,844            --      $118,805
------------------------------------------------------------------------------------------------------
High Yield Bond
Fund                       $197,812             $23,787          $140,703            --      $269,236
------------------------------------------------------------------------------------------------------
Tax Exempt Insured
Fund                        $98,127             $17,225           $62,740            --       $74,206
------------------------------------------------------------------------------------------------------
Core Bond Fund              $48,686             $19,690           $20,402            --       $16,209
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                Amount Class     Amount Class C  Contingent
                              Front-End Sales   C Reallowed to   Reallowed to    Deferred Sales
                              Concessions       Affiliated       Non-Affiliated  Charge Class C
Fund                          Class C Shares    Broker-Dealers   Broker-Dealers  Shares
-----------------------------------------------------------------------------------------------
U.S. Government Securities
Fund                                $63,306           $26,461          $36,845         $25,771
-----------------------------------------------------------------------------------------------
GNMA Fund                          $445,444          $116,656         $328,788        $113,396
-----------------------------------------------------------------------------------------------
Strategic Bond Fund                 $19,673            $3,603          $16,070         $10,663
-----------------------------------------------------------------------------------------------
High Yield Bond Fund               $218,386           $53,982         $164,404         $16,648
-----------------------------------------------------------------------------------------------
Tax Exempt Insured Fund             $45,052           $19,929          $25,123         $14,987
-----------------------------------------------------------------------------------------------
Core Bond Fund                     $206,385           $89,029         $117,356          $8,549
-----------------------------------------------------------------------------------------------

Contingent Deferred Sales Charges ("CDSCs") Applicable to Class B Shares. Class B shares of each Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

                ---------------------------------------------------
                Years After Purchase      CDSC on shares being sold
                ---------------------------------------------------
                1st or 2nd year           4.00%
                ---------------------------------------------------
                3rd or 4th year           3.00%
                ---------------------------------------------------
                5th year                  2.00%
                ---------------------------------------------------
                6th year                  1.00%
                ---------------------------------------------------
                7th year and thereafter   None
                ---------------------------------------------------

        Class B shares of each Fund issued to shareholders on or after December 6, 2000 until December 31, 2001 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholders will receive credit for the period from on or after December 6, 2000 until December 31, 2001 during which the shares were held. The following table sets forth the rates of CDSC applicable to these shares:

                ---------------------------------------------------
                YEARS AFTER PURCHASE      CDSC ON SHARES BEING SOLD
                ---------------------------------------------------
                1st year                  5.00%
                ---------------------------------------------------
                2nd year                  4.00%
                ---------------------------------------------------
                3rd year or 4th year      3.00%
                ---------------------------------------------------
                5th year                  2.00%
                ---------------------------------------------------
                6th year                  1.00%
                ---------------------------------------------------
                7th year and thereafter   None
                ---------------------------------------------------

        Class B shares issued on or after January 2, 2002 are subject to the CDSC schedule set forth in the Prospectus.

CDSCs Applicable to Shareholders Who Acquired Shares of a Fund Through a Reorganization. For Class B and Class II shares of a Fund issued to shareholders in connection with the reorganization of a North American Fund into a Fund, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

                                     CLASS B

        -------------------------------------------------------------------
        Years after purchase                      CDSC on shares being sold
        -------------------------------------------------------------------
        Up to 2 years                             5.00%
        -------------------------------------------------------------------
        2 years or more but less than 3 years     4.00%
        -------------------------------------------------------------------
        3 years or more but less than 4 years     3.00%
        -------------------------------------------------------------------
        4 years or more but less than 5 years     2.00%
        -------------------------------------------------------------------
        5 years or more but less than 6 years     1.00%
        -------------------------------------------------------------------
        6 or more years                           None
        -------------------------------------------------------------------

                                    CLASS II

                    (Called Class C of North American Funds)

              ---------------------------------------------------
              Years after purchase      CDSC on shares being sold
              ---------------------------------------------------
              Up to 1 year              1.00%
              ---------------------------------------------------
              1 year or more            None
              ---------------------------------------------------

Waiver of CDSCs. As discussed under "Shareholder Account Information" in the Prospectus, CDSCs may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

        Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the date of CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class C shares are not redeemed within one year of the date of death, they will remain Class B or Class C shares, as applicable, and be subject to the applicable CDSC, if any, when redeemed.

        Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Purchases Through the Distributor. An investor may purchase shares of a Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

Purchase by Check

        Checks should be made payable to the specific Fund or payable to AIG SunAmerica Mutual Funds. A personal check for an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

Purchase by Federal Funds Wire

        An investor may make purchases by having his or her bank wire federal funds to the Trust's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund's close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

        1. You must have an existing AIG SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (201) 324-6496.

        2. Call SunAmerica Fund Services' Shareholder Services, toll free at (800) 858-8850, to obtain your new account number.

        3.      Instruct the bank to wire the specified amount to the Transfer
                Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0 110-00028; DDA# 99029712, SunAmerica [name of Fund, Class] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, Trustees, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by the Adviser or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Section 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Funds (or in combination with the shares of other SAMFs) is at least $750,000,
(b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator has an agreement with the Distributor with respect to such purchases, and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the applicable Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only). As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

                (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other);

                (ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

                (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

                (iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

                (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

                (vi)    group purchases as described below.

        A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by the Adviser, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

        The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by the Adviser which impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

        The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

        To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member. Class B or Class C shares are not included in calculating the purchased amount of a Fund's shares.

        Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

        Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund's shares for the benefit of any of the foregoing.

        Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

        Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Fund shares.

        If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Funds (except the Core Bond
Fund), may pay the redemption price in whole or in part, by a distribution in kind of securities from a Fund in lieu of cash. In conformity with applicable rules of the SEC, the Funds are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing Fund securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined

                               EXCHANGE PRIVILEGE

        Shareholders in any of the Funds may exchange their shares for the same class of shares of any other Fund or other fund distributed by the Distributor that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

        If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

        A shareholder who acquires Class B or Class C shares through an exchange from another SAMF will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

        Because excessive trading (including short-term "marketing timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

        In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

        The Trust is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 P.M., Eastern time). There are times and days in which the NYSE is closed while the bond markets are open, and vice versa. Thus, there may be times where the Trust's shares are valued while the bond markets are open for trading. Each Fund calculates the net asset value of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the NYSE for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

        Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

        Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Senior Secured Floating Rate Loans ("Loans") for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and asked prices in the market for such Loans, as provided by a third party pricing service. As of the close of regular trading on the New York Stock Exchange, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, then these securities may be fair valued as determined pursuant to procedures adopted in good faith by the Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Fund's total assets.

        A Fund's liabilities, including proper accruals of expense items, are deducted from total assets.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Fund intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses from the sale of assets. Dividends from net investment income are declared daily and paid monthly. Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

        Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

Taxes. Each Fund is qualified, intends to remain qualified and elect to be treated as a regulated investment company under Subchapter M of the Code for each taxable year. In order to remain qualified as a regulated investment company, each Fund generally must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and certain other related income; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the value of each Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

        As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its ordinary income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

        Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., long-term capital gains in excess of its short-term capital losses, for the one year period ending on October 31 of the calendar year, and
(3) all ordinary income
and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is actually paid during such year or if declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31 in the calendar year in which such dividend is declared, rather than as of the date on which the distributions are received.

        Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain REITs, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Because each of the Funds will invest principally in debt securities, it is anticipated that ordinary income dividends paid by any Fund generally will not qualify for the dividends received deduction. In addition, dividends paid by a Fund generally will not qualify for the 15% maximum tax rate applicable to certain dividends pursuant to recently enacted legislation. Distributions of net capital gains, if any, are taxable as capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his or her shares and are not eligible for the dividends received deduction for corporations. The maximum capital gains rate for individuals generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. At March 31, 2004, U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund and High Yield Bond Fund had capital loss carry-forwards of $9,473,697; $333,039; $36,270,706; and
$119,235,552 respectively, each portion of which expire between 2005-2012.

        Upon a sale or exchange of its shares, a shareholder may realize a taxable gain or loss depending upon the shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than one year. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. Generally, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (by dividend reinvestments or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. To the extent not disallowed, any loss realized by a shareholder on the sale of shares of a Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder, and any undistributed capital gains included in income by such shareholder with respect to such shares.

        Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

        Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund's assets to be invested in various countries is not known. It is not anticipated that any Fund will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund.

        Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

        The Code includes special rules applicable to listed non-equity options, regulated futures contracts, and listed options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last business day of such fiscal year for Federal income tax purposes ("marked-to-market"). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in OTC options written by the Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in OTC options purchased by such Fund generally has the same character as the property to which the option relates has in the hands of such Fund (or would have if acquired by the Fund). When calls written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.

        A substantial portion of each Fund's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle at least one (but not all) of the positions in which is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrecognized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain capital losses from short-term to long-term and (iv) "conversion transaction" rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

        Code Section 1259 will require the recognition of gain if a Fund makes a "constructive sale" of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

        Each Fund may purchase debt securities (such as zero-coupon, pay-in-kind or stripped securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders. In addition, a Fund's investment in contingent payment or inflation-indexed debt instruments may accelerate the Fund's recognition of taxable income in excess of cash generated by such investments.

        With respect to the Tax Exempt Insured Fund, distributions out of net investment income attributable to interest received on tax-exempt securities ("exempt-interest dividends") will be exempt from federal income tax when paid to shareholders provided that 50% or more of the value of the Funds assets at the end of each quarter of its taxable year is invested in obligations, the interest on which is excluded from gross income pursuant to Section 103 of the Code. It should be noted, however, that interest on certain "private activity bonds" issued after August 7, 1986 is an item of tax preference for purposes of the alternative minimum tax, and in any event all exempt interest dividends whether or not treated as a tax preference, must be taken into account by corporate shareholders for purposes of determining the amount of the adjustment to corporate alternative minimum taxable income based on adjusted current earnings. The Fund anticipates that a portion of its investment may be made in such "private activity bonds" with the result that a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Moreover, shareholders should be aware that, while exempt from federal income tax, exempt-interest dividends may be taxable for state and local tax purposes. Any loss realized by a shareholder on the sale of shares of the Tax Exempt Insured Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividend received thereon. Moreover, a shareholder may not deduct interest on indebtedness incurred or continued to purchase or carry shares of the Tax Exempt Insured Fund to the extent that the Fund distributes exempt-interest dividends to the shareholders during the taxable year.

        Legislation has expanded the market discount rules to apply to tax exempt bonds purchased after April 30, 1993. Therefore, any gain on the disposition of such a bond (including the receipt of a partial principal payment) that was acquired for a price less than the principal amount (or in the case of a bond issued with original issue discount, the adjusted issue price at the time of purchase) of the bond is treated as ordinary taxable income to the extent of the accrued market discount.

        A Fund may be required to backup withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld generally may be credited against a shareholder's U.S. Federal income tax liability.

        Foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate) on any ordinary income dividends paid by the Funds.

        The foregoing is a general abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management or investment policies.

                               PORTFOLIO TURNOVER


        For the fiscal year ended March 31, 2005, the portfolio turnover rate was significantly lower than 2003 for the GNMA Fund and U. S. Government Securities Fund. The difference in portfolio turnover was due to SunAmerica's Fixed Income Investment Team decision to limit portfolio turnover and the reduction of the short-term trading of U.S. Treasuries held by the Funds.


                                RETIREMENT PLANS

        Shares of the Funds (other than the Tax Exempt Insured Fund) may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (SARSEP). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (SIMPLE IRA). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Education IRA. Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 ($2,000 after 2001) each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

    Individual 401(k) The Individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual (k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual (k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402 (g). In addition, because of its smaller size, the Individual (k) is also less complex and less costly than the typical multiple-employee 401 (k) plan.

    529 Plan The 529 plan is a state-sponsored educational savings vehicle. Plan assets grow on a tax free basis and distributions from the plan used to pay educational expenses are federal income tax free. In addition, participants may be able to deduct contribution amounts from state income taxes depending on their state of residence. Unlike pre-paid tuition plans, 529 accounts are considered parental assets and only 5.6% of the account balance per year can be considered when determining the amount of eligible financial aid.

                              DESCRIPTION OF SHARES

        Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

        Currently, six series of shares of the Trust have been authorized pursuant to the Declaration of Trust: the U.S. Government Securities Fund, the GNMA Fund, the Strategic Bond Fund, the High Yield Bond Fund, the Tax Exempt Insured Fund and the Core Bond Fund. The Tax Exempt Insured Fund and U.S. Government Securities Fund are each divided into three classes of shares, designated as Class A, Class B and Class C shares. The Strategic Bond Fund is divided into four classes of shares, designated Class A, Class B, Class C and Class I shares. The Core Bond Fund is divided into five classes of shares, designated Class A, Class B, Class C, Class I and Class Z shares. The High Yield Bond Fund is divided into four classes of shares, designated Class A, Class B, Class C and Class Z. The GNMA Fund is divided into four classes of shares, designated Class A, Class B, Class Cand Class X Shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment Funds within the Trust that would operate independently from the Trust's present Funds, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

        Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund's policies, only shareholders of the series affected by the matter may be entitled to vote.

        Where applicable, each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan. In addition, each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other SAMF except SunAmerica Senior Floating Rate Fund that offers that class. All shares of the Trust issued and outstanding and all shares offered by the Prospectus when issued, are and will be fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

        The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

        Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

                             ADDITIONAL INFORMATION

Computation of Offering Price per Share

        No offering price calculation is shown for Class I, Class X or Class Z shares. There are no sales charges for Class I, Class X or Class Z shares and therefore, the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding. The offering price for Class A, Class B and Class C shares of the Funds, based on the value of each Fund's net assets as of March 31, 2004, is calculated as follows:


                  ----------------------------------------------------------------------------------------------------------
                  U.S. Government Securities Fund                 GNMA Fund                       Strategic Bond Fund
                  ----------------------------------------------------------------------------------------------------------
                  Class A     Class B     Class C*     Class A     Class B     Class C*     Class A     Class B     Class C*
----------------------------------------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
Number of
Outstanding
Shares
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value
(net assets
divided by
number of
shares)
----------------------------------------------------------------------------------------------------------------------------
Sales Charge:

(for Class A
Shares: 4.75%
of offering
price (6.10% of
net asset value
per share)**
----------------------------------------------------------------------------------------------------------------------------
Offering Price
----------------------------------------------------------------------------------------------------------------------------

                  ----------------------------------------------------------------------------------------------------------
                        High Yield Bond Fund              Tax Exempt Insured Fund                    Core Bond
                  ----------------------------------------------------------------------------------------------------------
                  Class A     Class B     Class C*     Class A     Class B     Class C*     Class A     Class B     Class C*
----------------------------------------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
Number of
Shares
Outstanding
----------------------------------------------------------------------------------------------------------------------------
Net Asset
Value (net
assets
divided by
number of
shares)
----------------------------------------------------------------------------------------------------------------------------
Sales Charge:

for Class A
Shares: 4.75%
of offering
price (6.10%
of net asset
value per
share)*
----------------------------------------------------------------------------------------------------------------------------
Offer Price
----------------------------------------------------------------------------------------------------------------------------


* Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.
** Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
*** Class B shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within six years of purchase.

        Reports to Shareholders. The Trust sends audited annual and unaudited semi-annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Trust to confirm transactions in the account.

        Custodian and Transfer Agent. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer Agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street. SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, acts as a servicing agent assisting State Street Bank and Trust Company in connection with certain services offered to the shareholders of each of the Funds.

        Independent Registered Public Accounting Firm and Legal Counsel. PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, serves as the Trust's independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust. The firm of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Trust.

                              FINANCIAL STATEMENTS

        The Trust's audited financial statements are incorporated in this Statement of Additional Information by reference to its 2004 annual report to shareholders. In addition, the North American Funds' audited financial statements are incorporated by reference in this Statement of Additional Information by reference to its 2001 annual report to shareholders with respect to information related to the Prior Core Bond Fund, Prior High Yield Bond Fund and Prior Strategic Bond Fund. You may request a copy of any of these reports by calling (800) 858-8850.

                                    APPENDIX

                     BOND, NOTE AND COMMERCIAL PAPER RATINGS

Description of Moody's Corporate and Tax-Exempt Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category. The foregoing ratings for tax-exempt bonds are sometimes presented in

                                   Appendix-1
parentheses preceded with a "con" indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

Description of Moody's Tax-Exempt Note Ratings

        The ratings of Moody's for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG 4.

                MIG 1 Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                MIG 2 Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.

                MIG 3 Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

                MIG 4 Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Description of Moody's Corporate and Tax-Exempt Commercial Paper Ratings

        The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

        Moody's rating grades for commercial paper are applied to municipal commercial paper as well as taxable commercial paper.

        Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

        Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

                                   Appendix-2

        .       Leading market positions in well established industries
        .       High rates of return on funds employed
        .       Conservative capitalization structures with moderate reliance on debt and ample asset protection
        .       Broad margins in earnings coverage of fixed financial charges and high internal cash generation
        .       Well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

        If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

        Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Standard & Poor's Corporate and Tax-Exempt Bond Ratings

        A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

                                   Appendix-3

        The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

        The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation: (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

        A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

        BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

        B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

                                   Appendix-4

        CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

        CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

        C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

        CI The rating CI is reserved for income bonds on which no interest is being paid.

        D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        Plus (+) or minus (-): The ratings of "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

        Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

        L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

        * Continuance of the rating is contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

        NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

        Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for

                                   Appendix-5
bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of S&P Tax-Exempt Note Ratings

        The ratings of S&P for municipal notes issued on or after July 29, 1984 are "SP-1", "SP-2" and "SP-3." Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds.

        SP-1 The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics.

        SP-2 An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

        SP-3 "SP-3" designation indicates speculative capacity to pay principal and interest.

Description of S&P Corporate and Tax-Exempt Commercial Paper Ratings.

        S&P rating grades for commercial paper are applied to municipal commercial paper as well as taxable commercial paper.

        A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

        A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

        A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

        A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

        A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

        B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

        C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

                                   Appendix-6

        The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   Appendix-7

PART C

                                OTHER INFORMATION

Item 23:    Exhibits.

(a)  (i)    Declaration of Trust, as amended. Incorporated herein by reference to Post- Effective Amendment No. 20 to the Registrant's Registration
            Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.


     (ii) Amendment to the Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration statment on Form N-1A (File No. 33-6502) filed on July 29, 2003.

     (iii) Amendment to the Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration statment on Form N-1A (File No. 33-6502) filed on July 29, 2003.

     (iv) Amendment to the Declaration of Trust. Incorporated herein by reference Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 2004.

(b)  (i)    By-Laws, as amended. Incorporated herein by reference to
            Post-Effective Amendment No. 20 to the Registrant's Registration
            Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

     (ii) Amendment No. 2 to the By-Laws. Incorporated herein by reference Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 2004.

     (iii) Amendment No. 3 to the By-Laws. Incorporated herein by reference Post-Effective Amendment No.37 to Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 2004.


(c)  Not applicable.

(d)  (i)    Investment Advisory and Management Agreement between Registrant and
            SunAmerica Asset Management Corp. ("SunAmerica"). Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's
            Registration Statement on Form N-1A (File No. 33-6502) filed on
            November 16, 2001.

     (ii) Subadvisory Agreement between Registrant and AIG Global Investment Corp. ("AIGGIC"). Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (filed No. 33-6502) filed on July 26, 2002.

(e)  (i)    Distribution Agreement. Incorporated by reference to Post-Effective
            Amendment No. 26 to the Registrant's Registration Statement on Form
            N-1A (File No. 33-6502) filed on May 28, 1999.

     (ii) Form of Selling Agreement. Incorporated herein by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 31 to SunAmerica Style Select Series Inc.'s Registration Statement on Form N-1A (File No. 333-11283) filed on November 2, 2001.

(f) Directors'/Trustees' Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 19, 1996.

(g) Custodian Agreement between Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 19, 1996.

(h)  (i)    Transfer Agency and Service Agreement between Registrant and State
            Street Bank and Trust Company. Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration
            Statement on Form N-1A (File No. 33-6502) filed on July 19, 1996.

     (ii) Service Agreement between Registrant and SunAmerica Fund Services, Inc. Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

     (iii) Form of Administrative and Shareholder Services Agreement. Incorporated herein by reference to Exhibit (h) (iii) of Post-Effective No. 31 to SunAmerica Style Select Series, Inc.'s Registration Statement on Form N-1A (File No. 333-11283) filed on November 2, 2001.

(i)  Opinion of Counsel to the Registrant. To be filed by amendment.

(j)  Consents of Independent Accountants. To be filed by amendment.

(k)  Not applicable.

(l)  Not applicable.

(m)  (i)    Distribution Plan pursuant to Rule 12b-1 (Class A shares).
            Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File No. 33-
            6502) filed on May 28, 1999.

     (ii) Distribution Plan pursuant to Rule 12b-1 (Class B shares). Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File No. 33-
            6502) filed on May 28, 1999.

     (iii) Distribution Plan pursuant to Rule 12b-1 (Class II Shares). Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File No. 33-
            6502) filed on May 28, 1999.

(n)  Not applicable.

(o)  (i)    Amended Plan pursuant to Rule 18f-3. Incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant's
            Registration Statement on Form N-1A (File No. 33-6502) filed on July
            26, 2002.

     (ii)   Power of Attorney. To be filed by Amendment.

(p)  (i)    Code of Ethics for SunAmerica. Filed herewith.


     (ii)   Code of Ethics for AIGGIC. Incorporated by reference to Exhibit
            (p)(ii) of Post-Effective Amendment No. 29 to SunAmerica Money Market Funds Inc.'s Registration Statement on Form N-1A (File No. 2-85370) filed on April 29, 2002.

Item 24.    Persons Controlled by or Under Common Control with Registrant.

            There are no persons controlled by or under common control with Registrant.

Item 25.    Indemnification.

            5.1  Indemnification of Trustees, Officers, Employees and Agents.
(a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust or any of its shareholders) by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

            (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust or any of its shareholders to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust; except that such indemnification shall preclude payment upon any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as described in section 17(h) and (i) of the Investment Company Act of 1940.

            (c) To the extent that a Trustee, officer, employee or agent of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) or (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

     (d) (1) Unless a court orders otherwise, any indemnification under subsections (a) or (b) of this section may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) or
(b).

            (2)  The determination shall be made:

                        (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who were not parties to the action, suit or proceeding; or

                        (ii) if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; or

                        (iii) by the Shareholders.

            (3) Notwithstanding the provisions of this Section 5.1, no person shall be entitled to indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful malfeasance bad faith, gross negligence or reckless disregard of duties as described in Sections 17(h) and (i) of the Investment Company Act of 1940 ("Disabling Conduct"). A person shall be deemed not liable by reason of Disabling Conduct if, either:

                        (i) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("Indemnitee") was not liable by reason of Disabling Conduct; or

                        (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, is made by either -

                        (A) a majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

                        (B)   an independent legal counsel in a written opinion.

     (e) Expenses, including attorneys' fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition thereof if:

            (1)         authorized in the specific case by the Trustees; and

            (2) the Trust receives an undertaking by or on behalf of the Trustee, officer, employee or agent of the Trust to repay the advance if it is not ultimately determined that such person is entitled to be indemnified by the Trust; and

            (3)         either,

                        (i) such person provides a security for his undertaking; or

                        (ii) the Trust is insured against losses by reason of any lawful advances; or

                        (iii) a determination, based on a review of readily available facts, that there is reason to believe that such person ultimately will be found entitled to indemnification, is made by either -

                        (A) A majority of a quorum which consists of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

                        (B)   an independent legal counsel in a written opinion.

     (f) The indemnification provided by this Section shall not be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of Shareholders or disinterested Trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a Trustee, officer, employee or agent and inure to the benefit of the heirs, executors and administrators of such person; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder, as such, shall be personally liable with respect to any claim for indemnity or reimbursement or otherwise.

     (g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, in no event will the Trust pay that portion of insurance premiums, if any, attributable to coverage which would indemnify any officer of Trustee against liability for Disabling Conduct.

     (h) Nothing contained in this Section shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 26.    Business and Other Connections of the Investment Adviser.

     Information concerning business and other connections of SunAmerica is incorporated herein by reference to SunAmerica's Form ADV (File No. 801-19813), which is currently on file with the Securities and Exchange Commission.

     Reference is also made to the caption "Fund Management" in the Prospectus constituting Part A of the Registration Statement and "Adviser, Personal Securities Trading, Distributor and Administrator" and "Trustees and Officers" in the statement of additional information constituting Part B of the Registration Statement.

Item 27.    Principal Underwriters.

     (a) The principal underwriter of the Registrant also acts as principal underwriter for:

            SunAmerica Income Funds
            SunAmerica Equity Funds
            SunAmerica Money Market Funds, Inc.


            SunAmerica Focused Series, Inc.


            SunAmerica Senior Floating Rate Fund, Inc.


            AIG Series Trust.


     (b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's
            Shares:

Name and Principal
Business Address        Position With Underwriter  Position with the Registrant
--------------------------------------------------------------------------------
Peter A. Harbeck        Director                   Trustee
Harborside Financial
Center
3200 Plaza 5
Jersey City, NJ 07311
--------------------------------------------------------------------------------
J. Steven Neamtz        Chief Executive Officer,   Vice President
Harborside Financial    President and Director
Center
3200 Plaza 5
Jersey City, NJ 07311

--------------------------------------------------------------------------------
Vincent Marra             Chief Operating Officer             President
Harborside Financial      General Counsel and
Center                    Director
3200 Plaza 5
Jersey City, NJ 07311
--------------------------------------------------------------------------------

     (c)    Not applicable.

Item 28.    Location of Accounts and Records.


            SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 or an affiliate thereof, will maintain physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant's custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, Boston Financial
Data Services, P.O. Box 419572, Kansas City, MO 64141-6572. SunAmerica also maintains records at 2929 Allen Parkway, Houston, Texas 77019 and 175 Water Street, New York, New York, 10038


Item 29.    Management Services.

     Not applicable.

Item 30.    Undertakings.

     Not applicable.

                                   SIGNATURES


                                     Pursuant to the requirements of the
Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registration Statement has duly caused the Post-Effective Amendment No. 37 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey on the 27th day of May, 2005.


                                       SUNAMERICA INCOME FUNDS
                                             (Registrant)

                                    By:        *
                                        -----------------
                                        Vincent Marra


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the dates indicated.


    Signatures                      Title                          Date
    ----------                      -----                          ----


        *                   President (Principal Executive      May 27, 2005
-----------------------     Officer)
Vincent Marra

        *                   Treasurer (Principal Financial      May 27, 2005
-----------------------     and Accounting Officer)
Donna M. Handel

        *                   Trustee                             May 27, 2005
-----------------------
Jeffrey S. Burum

        *                   Trustee                             May 27, 2005
-----------------------
Samuel M. Eisenstat

        *                   Trustee                             May 27, 2005
-----------------------
Stephen J. Gutman

        *                   Trustee                             May 27, 2005
-----------------------
William F. Devin

        *                   Trustee                             May 27, 2005
-----------------------
Dr. Judith L. Craven

        *                   Trustee                             May 27, 2005
-----------------------
William Shea

        *                   Trustee                             May 27, 2005
-----------------------
Peter A. Harbeck

*By: /s/ Corey A. Issing                                        May 27, 2005
     --------------------
         Corey A. Issing
         Attorney-in-Fact

                                  Exhibit Index


(p)  (i)    Code of Ethics for SunAmerica.